As filed with the Securities and Exchange Commission on April 8, 2020
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 38
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 73
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Scott C. Durocher
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2019 was filed March 26, 2020.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2020 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ______, 2020 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be ______, 2020.

Supplement Dated May 1, 2020

To the Product Prospectuses Dated May 1, 2020 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Please retain this Supplement for future reference.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	BlackRock Variable Series Funds II, Inc.
•	Delaware VIP® Trust
•	Deutsche DWS Investments VIT Funds
•	Deutsche DWS Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust

•	Northern Lights Variable Trust
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2020

2

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
3

therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential
4

customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. In addition to cyber security risks, we are subject to business interruption risks caused by catastrophes, both natural and man-made, associated with pandemics, terrorist attacks or inclement weather events. Such events may cause systems upon which we rely to be inaccessible to our employees, customers or business partners for an extended period of time, causing a negative impact on our ability to provide services and products.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
5

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
6

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.27% [1]	0.23%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.35%. These waivers and reductions generally extend through April 30, 2021 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
7

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
8

How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of
9

application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is
10

whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In
11

particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series I Shares): Capital appreciation.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Income and Growth Fund (Class I): Capital growth; income is a secondary consideration.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	American Century VP International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	American Century VP Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
12

•	American Funds Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
BlackRock Variable Series Funds II, Inc., advised by BlackRock Advisors, LLC
•	BlackRock High Yield V.I. Fund (Class I): Maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche DWS Investments VIT Funds, advised by DWS Investment Management Americas Inc.
•	DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	DWS Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
13

Deutsche DWS Variable Series II, advised by DWS Investment Management Americas Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Asset Manager Portfolio (Service Class): To obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Real Estate Portfolio (Service Class): Above average income and long-term capital growth, consistent with reasonable investment risk.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
14

•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio (Class II): Total return.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1): Capital growth over the long term.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
15

•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility (Standard Class): Capital appreciation. This fund will be available to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Mid Cap Value Fund (Standard Class)*: To maximize long-term capital appreciation. (formerly LVIP Delaware Special Opportunities Fund)
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
16

•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Market Equity Index (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
17

•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2060 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund will be available on or about May 1, 2020. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Standard Class): The investment seeks to maximize total return, consistent with prudent investment management and liquidity needs.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Mid Cap Growth Series (Initial Class): Capital appreciation.
18

•	MFS® VIT New Discovery Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Bond Series (Initial Class): Total return with an emphasis on current income.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Technology Portfolio (Initial Class): Capital appreciation.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	MFS® VIT III Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Northern Lights Variable Trust, advised by Valmark Advisers, Inc.
•	TOPS® Aggressive Growth ETF Portfolio (Class 2 Shares): Capital appreciation.
•	TOPS® Balanced® ETF Portfolio (Class 2 Shares): Income and capital appreciation; a fund of funds.
•	TOPS® Conservative ETF Portfolio (Class 2 Shares): Preserve capital and provide moderate income and moderate capital appreciation.
•	TOPS® Growth ETF Portfolio (Class 2 Shares): Capital appreciation.
•	TOPS® Moderate Growth ETF Portfolio (Class 2 Shares): Capital appreciation; a fund of funds.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class): To seek maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in
19

prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
20

Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
21

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3%	0.5%
3	2%	0.5%
4-7	1%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
22

Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%

The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your
23

monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
24

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
25

Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents. If this Policy is corporate owned, we may ask for date and state of incorporation.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if
26

applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer
27

request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe
28

or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
29

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
30

1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
31

4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
32

Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
33

If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance
34

amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
35

On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
36

In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
37

The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
38

4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the NYSE (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
39

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Collateral Account; and
5)	all charges and fees deducted.
40

The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of but not less than 3%.
The Loan Collateral Account, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of but not less than 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
41

DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus the Total Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
42

Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
43

POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date.  If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date.  There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan
44

balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
45

5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test elected at Policy issue cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”)
46

regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
47

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal
48

tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
49

Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings
50

include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company are located in the SAI.
51

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
52

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

53

Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next
Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
54

Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
55

SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2020
Relating to Prospectus Dated May 1, 2020 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On November 12, 1998, the Lincoln Life Flexible Premium Variable Life Account S (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $12,316,235 in 2019, $14,468,442 in 2018 and $15,705,505 in 2017 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
4

unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise comprise Lincoln Life Flexible Premium Variable Life Account S, as of December 31, 2019, the related statement of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
6

Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
7

ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company follow.
8

Supplement Dated May 1, 2020

To the Product Prospectuses Dated May 1, 2020 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Please retain this Supplement for future reference.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	BlackRock Variable Series Funds II, Inc.
•	Delaware VIP® Trust
•	Deutsche DWS Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Northern Lights Variable Trust
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust

•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2020

2

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
3

therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential
4

customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. In addition to cyber security risks, we are subject to business interruption risks caused by catastrophes, both natural and man-made, associated with pandemics, terrorist attacks or inclement weather events. Such events may cause systems upon which we rely to be inaccessible to our employees, customers or business partners for an extended period of time, causing a negative impact on our ability to provide services and products.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
5

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.[2]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
6

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
2 For Policies issued on or after June 5, 2017, the greater of 1.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. See the section headed “Policy Loan Interest” in the Policy Charges and Fees section of this prospectus.
Table III shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.27% [1]	0.23%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 1.35%. These waivers and reductions generally extend through April 30, 2021 but may be terminated at any time by the Underlying
7

Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
8

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
9

How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of
10

application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is
11

whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In
12

particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco Oppenheimer V. I. Main Street Small Cap Fund® (Series I Shares): Capital appreciation.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
•	American Century VP Mid Cap Value Fund (Class I): Long-term capital growth; income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
13

•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
BlackRock Variable Series Funds II, Inc., advised by BlackRock Advisors, LLC
•	BlackRock High Yield V.I. Fund (Class I): To maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche DWS Variable Series II, advised by DWS Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
14

•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond; a fund of funds.
•	Fidelity® VIP Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Real Estate Portfolio (Service Class): Above average income and long-term capital growth, consistent with reasonable investment risk.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio (Class II): Total return.
15

JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
•	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1): Capital growth over the long term.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class): Capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Mid Cap Value Fund (Standard Class)*: To maximize long-term capital appreciation. (formerly LVIP Delaware Special Opportunities Fund)
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation;
16

a fund of funds. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
17

•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Market Equity Index Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of November 7, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
18

•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2060 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund will be available on or about May 1, 2020. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Standard Class): Maximize total return.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Mid Cap Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT New Discovery Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Bond Series (Initial Class): Total return with an emphasis on current income.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Technology Portfolio (Initial Class): Capital appreciation.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	MFS® VIT III Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Northern Lights Variable Trust, advised by Valmark Advisers, Inc.
•	TOPS® Aggressive Growth ETF Portfolio (Class 2 Shares): Capital appreciation.
•	TOPS® Balanced ETF Portfolio (Class 2 Shares): Income and capital appreciation; a fund of funds.
•	TOPS® Conservative ETF Portfolio (Class 2 Shares): Preserve capital and provide moderate income and moderate capital appreciation.
•	TOPS® Growth ETF Portfolio (Class 2 Shares): Capital appreciation.
•	TOPS® Moderate Growth ETF Portfolio (Class 2 Shares): Capital appreciation; a fund of funds.
19

PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class): To seek maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
20

•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled
21

to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
22

Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1%
2	3%	1%
3-4	2%	1%
5-7	1.5%	1%
8+	1%	1%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
23

Policy Years	Annualized Mortality Expense Risk Charge
11-20	0.10%-0.15%
21 and after	0.10%

The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies), or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
24

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on
25

the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents. If this Policy is corporate owned, we may ask for date and state of incorporation.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
26

2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth
27

request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the
28

operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
29

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
30

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
31

3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
32

Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
33

Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as
34

published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or  the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the
35

Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9%
Maximum CBE Percentage Rate: 11%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
36

(a)	Premium paid: $120,000.00;
(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
37

(d)	Target Face Amount $2,000,000
(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the
38

six months advance notice, you will receive only the Surrender Value of your Policy without any additional amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your registered representative to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	6	4%
2	6.5%	7	3%
3	6%	8	2%
4	5.5%	9	1%
5	5%	10	0.5%
39

(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13%	6	6%
2	12%	7	4%
3	11%	8	3%
4	11%	9	2%
5	9%	10	1%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
40

We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
41

The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
42

Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
43

a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
44

a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
45

The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
46

(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
47

The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
48

The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
49

4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the NYSE (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
50

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Collateral Account; and
5)	all charges and fees deducted.
51

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
The Loan Collateral Account, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
52

DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus the Accumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
53

Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
54

POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date.  If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date.  There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan
55

balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies)
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
56

5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test elected at Policy issue cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”)
57

regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
58

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal
59

tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
60

Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings
61

include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company are located in the SAI.
62

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
63

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

64

Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next
Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
65

Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
66

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2020
Relating to Prospectus Dated May 1, 2020 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On November 12, 1998, the Lincoln Life Flexible Premium Variable Life Account S (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $12,316,235 in 2019, $14,468,442 in 2018 and $15,705,505 in 2017 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
4

unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Flexible Premium Variable Life Account S, as of December 31, 2019, the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
6

Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
7

ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company follow.
8

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$530,385	$530,385	$530,385
AB VPS Growth and Income Portfolio - Class A	1,315,912	1,315,912	1,315,912
AB VPS International Value Portfolio - Class A	2,599,445	2,599,445	2,599,445
AB VPS Large Cap Growth Portfolio - Class A	1,691,833	1,691,833	1,691,833
AB VPS Small/Mid Cap Value Portfolio - Class A	12,861,625	12,861,625	12,861,625
American Century VP Income & Growth Fund - Class I	5,776,272	5,776,272	5,776,272
American Century VP Inflation Protection Fund - Class II	13,214,548	13,214,548	13,214,548
American Century VP International Fund - Class I	863,633	863,633	863,633
American Century VP Mid Cap Value - Class I	669,178	669,178	669,178
American Funds Bond Fund - Class 2	208,822	208,822	208,822
American Funds Capital Income Builder® - Class 2	231,677	231,677	231,677
American Funds Global Growth Fund - Class 2	33,664,596	33,664,596	33,664,596
American Funds Global Small Capitalization Fund - Class 2	7,638,079	7,638,079	7,638,079
American Funds Growth Fund - Class 2	50,365,394	50,365,394	50,365,394
American Funds Growth-Income Fund - Class 2	16,580,339	16,580,339	16,580,339
American Funds High-Income Bond Fund - Class 2	7,663,907	7,663,907	7,663,907
American Funds International Fund - Class 2	102,369,804	102,369,804	102,369,804
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	7,354,787	7,354,787	7,354,787
BlackRock Equity Dividend V.I. Fund - Class I	1,298,970	1,298,970	1,298,970
BlackRock Global Allocation V.I. Fund - Class I	10,772,326	10,772,326	10,772,326
BlackRock High Yield V.I. Fund - Class I	91,322	91,322	91,322
ClearBridge Variable Aggressive Growth Portfolio - Class I	164,945	164,945	164,945
ClearBridge Variable Mid Cap Portfolio - Class I	863,156	863,156	863,156
ClearBridge Variable Small Cap Growth Portfolio - Class I	2,613,360	2,613,360	2,613,360
Delaware VIP® Diversified Income Series - Standard Class	35,832,308	35,832,308	35,832,308
Delaware VIP® Emerging Markets Series - Standard Class	47,176,175	47,176,175	47,176,175
Delaware VIP® High Yield Series - Standard Class	7,884,359	7,884,359	7,884,359
Delaware VIP® International Value Equity Series - Standard Class	484,720	484,720	484,720
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	24,196,855	24,196,855	24,196,855
Delaware VIP® REIT Series - Standard Class	24,986,722	24,986,722	24,986,722
Delaware VIP® Small Cap Value Series - Standard Class	60,144,129	60,144,129	60,144,129
Delaware VIP® Smid Cap Core Series - Standard Class	11,575,747	11,575,747	11,575,747
Delaware VIP® U.S. Growth Series - Standard Class	3,974,912	3,974,912	3,974,912
Delaware VIP® Value Series - Standard Class	69,857,948	69,857,948	69,857,948
DWS Alternative Asset Allocation VIP Portfolio - Class A	916,785	916,785	916,785
DWS Equity 500 Index VIP Portfolio - Class A	175,489,508	175,489,508	175,489,508
DWS Small Cap Index VIP Portfolio - Class A	118,132,403	118,132,403	118,132,403
Eaton Vance VT Floating-Rate Income Fund - Initial Class	210,729	210,729	210,729
Fidelity® VIP Asset Manager Portfolio - Service Class	954,503	954,503	954,503
Fidelity® VIP Contrafund® Portfolio - Service Class	23,094,321	23,094,321	23,094,321
Fidelity® VIP Equity-Income Portfolio - Service Class	1,332,410	1,332,410	1,332,410
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	24,559,191	24,559,191	24,559,191
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,552,882	2,552,882	2,552,882
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	23,070,425	23,070,425	23,070,425
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	2,015,324	2,015,324	2,015,324
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	13,907,108	13,907,108	13,907,108
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	292,058	292,058	292,058
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,083,950	3,083,950	3,083,950
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	10,807	10,807	10,807
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	10,817	10,817	10,817
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	4,308,196	4,308,196	4,308,196
Fidelity® VIP Growth Portfolio - Service Class	10,422,811	10,422,811	10,422,811
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	17,203,598	17,203,598	17,203,598
Fidelity® VIP Mid Cap Portfolio - Service Class	12,605,170	12,605,170	12,605,170
Fidelity® VIP Overseas Portfolio - Service Class	2,308,430	2,308,430	2,308,430
Franklin Income VIP Fund - Class 1	10,094,537	10,094,537	10,094,537
Franklin Mutual Shares VIP Fund - Class 1	3,187,397	3,187,397	3,187,397
Franklin Rising Dividends VIP Fund - Class 1	546,901	546,901	546,901
Franklin Small Cap Value VIP Fund - Class 2	1,142,275	1,142,275	1,142,275
Franklin Small-Mid Cap Growth VIP Fund - Class 1	804,254	804,254	804,254
Franklin Small-Mid Cap Growth VIP Fund - Class 2	166,068	166,068	166,068

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
Franklin U.S. Government Securities VIP Fund - Class 1	$6,828,840	$6,828,840	$6,828,840
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	2,056,950	2,056,950	2,056,950
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	456,991	456,991	456,991
Invesco V.I. Comstock Fund - Series I Shares	667,007	667,007	667,007
Invesco V.I. Growth and Income Fund - Series I Shares	1,966,413	1,966,413	1,966,413
Janus Henderson Balanced Portfolio - Institutional Shares	5,211,187	5,211,187	5,211,187
Janus Henderson Balanced Portfolio - Service Shares	3,953,252	3,953,252	3,953,252
Janus Henderson Enterprise Portfolio - Institutional Shares	6,948,917	6,948,917	6,948,917
Janus Henderson Enterprise Portfolio - Service Shares	11,694,898	11,694,898	11,694,898
Janus Henderson Flexible Bond Portfolio - Institutional Shares	171,531	171,531	171,531
Janus Henderson Flexible Bond Portfolio - Service Shares	3,331,225	3,331,225	3,331,225
Janus Henderson Global Research Portfolio - Institutional Shares	514,601	514,601	514,601
Janus Henderson Global Technology Portfolio - Service Shares	132,142	132,142	132,142
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	4,059,978	4,059,978	4,059,978
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	78,827	78,827	78,827
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	50,315	50,315	50,315
LVIP Baron Growth Opportunities Fund - Service Class	44,519,856	44,519,856	44,519,856
LVIP Baron Growth Opportunities Fund - Standard Class	238,742	238,742	238,742
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,331,527	1,331,527	1,331,527
LVIP BlackRock Global Real Estate Fund - Standard Class	3,636,881	3,636,881	3,636,881
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	11,769,444	11,769,444	11,769,444
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,296,988	1,296,988	1,296,988
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	820,948	820,948	820,948
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	64,058	64,058	64,058
LVIP Delaware Bond Fund - Standard Class	208,744,884	208,744,884	208,744,884
LVIP Delaware Diversified Floating Rate Fund - Standard Class	483,437	483,437	483,437
LVIP Delaware Social Awareness Fund - Standard Class	2,040,762	2,040,762	2,040,762
LVIP Delaware Special Opportunities Fund - Standard Class	21,956,158	21,956,158	21,956,158
LVIP Delaware Wealth Builder Fund - Standard Class	428,414	428,414	428,414
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	818,021	818,021	818,021
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,941,313	13,941,313	13,941,313
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	127,382	127,382	127,382
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,345,760	1,345,760	1,345,760
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,376,844	1,376,844	1,376,844
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,284,344	2,284,344	2,284,344
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	389	389	389
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,607,465	3,607,465	3,607,465
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,277,923	2,277,923	2,277,923
LVIP Global Income Fund - Standard Class	5,795,163	5,795,163	5,795,163
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,905,793	2,905,793	2,905,793
LVIP Government Money Market Fund - Standard Class	181,523,511	181,523,511	181,523,511
LVIP JPMorgan High Yield Fund - Standard Class	30,928,038	30,928,038	30,928,038
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	134,881	134,881	134,881
LVIP MFS International Growth Fund - Standard Class	5,098,826	5,098,826	5,098,826
LVIP MFS Value Fund - Standard Class	89,913,037	89,913,037	89,913,037
LVIP Mondrian International Value Fund - Standard Class	22,829,957	22,829,957	22,829,957
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	7,112	7,112	7,112
LVIP PIMCO Low Duration Bond Fund - Standard Class	305,630	305,630	305,630
LVIP SSGA Bond Index Fund - Standard Class	28,921,681	28,921,681	28,921,681
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,003,035	1,003,035	1,003,035
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	962,016	962,016	962,016
LVIP SSGA Developed International 150 Fund - Standard Class	4,337,996	4,337,996	4,337,996
LVIP SSGA Emerging Markets 100 Fund - Standard Class	885,653	885,653	885,653
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	38,665	38,665	38,665
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	663,572	663,572	663,572
LVIP SSGA International Index Fund - Standard Class	53,893,065	53,893,065	53,893,065
LVIP SSGA International Managed Volatility Fund - Standard Class	17,467	17,467	17,467
LVIP SSGA Large Cap 100 Fund - Standard Class	5,640,531	5,640,531	5,640,531
LVIP SSGA Mid-Cap Index Fund - Standard Class	49,509,421	49,509,421	49,509,421
LVIP SSGA Moderate Index Allocation Fund - Standard Class	7,016,658	7,016,658	7,016,658
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	89,248	89,248	89,248

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	$220,615	$220,615	$220,615
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	357,806	357,806	357,806
LVIP SSGA S&P 500 Index Fund - Standard Class	402,518,717	402,518,717	402,518,717
LVIP SSGA Short-Term Bond Index Fund - Standard Class	47	47	47
LVIP SSGA Small-Cap Index Fund - Standard Class	42,786,430	42,786,430	42,786,430
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	4,242,590	4,242,590	4,242,590
LVIP T. Rowe Price 2010 Fund - Standard Class	6,400,104	6,400,104	6,400,104
LVIP T. Rowe Price 2020 Fund - Standard Class	29,195,361	29,195,361	29,195,361
LVIP T. Rowe Price 2030 Fund - Standard Class	29,739,027	29,739,027	29,739,027
LVIP T. Rowe Price 2040 Fund - Standard Class	10,109,272	10,109,272	10,109,272
LVIP T. Rowe Price 2050 Fund - Standard Class	3,572,939	3,572,939	3,572,939
LVIP T. Rowe Price Growth Stock Fund - Standard Class	73,608,592	73,608,592	73,608,592
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	30,758,243	30,758,243	30,758,243
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	106,453	106,453	106,453
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	15,161,707	15,161,707	15,161,707
LVIP Vanguard International Equity ETF Fund - Standard Class	6,392,746	6,392,746	6,392,746
LVIP Wellington Capital Growth Fund - Standard Class	2,537,146	2,537,146	2,537,146
LVIP Wellington Mid-Cap Value Fund - Standard Class	1,343,514	1,343,514	1,343,514
M Capital Appreciation Fund	321,029	321,029	321,029
M International Equity Fund	14,674	14,674	14,674
M Large Cap Growth Fund	25,472	25,472	25,472
M Large Cap Value Fund	18,572	18,572	18,572
MFS® VIT Growth Series - Initial Class	83,349,902	83,349,902	83,349,902
MFS® VIT Mid Cap Growth Series - Initial Class	6,625,967	6,625,967	6,625,967
MFS® VIT New Discovery Series - Initial Class	3,297,736	3,297,736	3,297,736
MFS® VIT Research Series - Initial Class	140,724	140,724	140,724
MFS® VIT Total Return Series - Initial Class	62,793,183	62,793,183	62,793,183
MFS® VIT Utilities Series - Initial Class	9,650,043	9,650,043	9,650,043
MFS® VIT II Core Equity Portfolio - Initial Class	2,340,716	2,340,716	2,340,716
MFS® VIT II Technology Portfolio - Initial Class	55,997	55,997	55,997
MFS® VIT III Mid Cap Value Portfolio - Initial Class	8,377,149	8,377,149	8,377,149
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,151,990	3,151,990	3,151,990
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,287,369	1,287,369	1,287,369
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	29,113	29,113	29,113
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	9,256,982	9,256,982	9,256,982
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	32,497	32,497	32,497
PIMCO VIT Real Return Portfolio - Administrative Class	1,895,796	1,895,796	1,895,796
PIMCO VIT Total Return Portfolio - Administrative Class	21,948,963	21,948,963	21,948,963
T. Rowe Price Equity Income Portfolio	6,726,086	6,726,086	6,726,086
Templeton Foreign VIP Fund - Class 2	196,644	196,644	196,644
Templeton Global Bond VIP Fund - Class 1	12,633,369	12,633,369	12,633,369
Templeton Growth VIP Fund - Class 1	1,174,472	1,174,472	1,174,472
Templeton Growth VIP Fund - Class 2	12,497	12,497	12,497
Wells Fargo VT Discovery Fund - Class 2	57,831	57,831	57,831

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$2,198	$(366)	$1,832	$117,531	$28,216
AB VPS Growth and Income Portfolio - Class A	15,102	(218)	14,884	57,103	128,251
AB VPS International Value Portfolio - Class A	23,284	(1,452)	21,832	(38,408)	—
AB VPS Large Cap Growth Portfolio - Class A	—	(1,631)	(1,631)	99,063	189,822
AB VPS Small/Mid Cap Value Portfolio - Class A	92,372	(5,047)	87,325	(698,493)	1,723,615
American Century VP Income & Growth Fund - Class I	111,922	(10,205)	101,717	135,641	445,955
American Century VP Inflation Protection Fund - Class II	363,865	(5,092)	358,773	(96,968)	—
American Century VP International Fund - Class I	6,575	(1,206)	5,369	144,283	39,495
American Century VP Mid Cap Value - Class I	16,362	—	16,362	(31,062)	85,932
American Funds Bond Fund - Class 2	5,261	—	5,261	124	—
American Funds Capital Income Builder® - Class 2	4,711	—	4,711	108	—
American Funds Global Growth Fund - Class 2	345,929	(5,536)	340,393	588,224	1,645,408
American Funds Global Small Capitalization Fund - Class 2	11,184	(1,975)	9,209	119,462	440,388
American Funds Growth Fund - Class 2	345,948	(29,661)	316,287	915,750	4,865,629
American Funds Growth-Income Fund - Class 2	281,185	(12,118)	269,067	398,394	1,714,238
American Funds High-Income Bond Fund - Class 2	487,342	(9,692)	477,650	(173,401)	—
American Funds International Fund - Class 2	1,390,504	(42,295)	1,348,209	948,021	2,462,863
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	141,286	(5,448)	135,838	8,190	—
BlackRock Equity Dividend V.I. Fund - Class I	21,830	—	21,830	5,289	82,000
BlackRock Global Allocation V.I. Fund - Class I	135,126	(577)	134,549	93,655	326,461
BlackRock High Yield V.I. Fund - Class I	1,392	—	1,392	43	—
ClearBridge Variable Aggressive Growth Portfolio - Class I	1,668	(100)	1,568	(828)	3,233
ClearBridge Variable Mid Cap Portfolio - Class I	4,880	(508)	4,372	54,183	9,346
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(1,410)	(1,410)	197,015	266,617
Delaware VIP® Diversified Income Series - Standard Class	924,178	(9,434)	914,744	(862,179)	—
Delaware VIP® Emerging Markets Series - Standard Class	322,099	(11,635)	310,464	931,069	997,469
Delaware VIP® High Yield Series - Standard Class	507,623	(10,986)	496,637	(801,979)	—
Delaware VIP® International Value Equity Series - Standard Class	10,019	(919)	9,100	9,636	7,801
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	509,871	(7,201)	502,670	(22,652)	—
Delaware VIP® REIT Series - Standard Class	484,308	(11,773)	472,535	211,213	—
Delaware VIP® Small Cap Value Series - Standard Class	554,764	(24,233)	530,531	(409,931)	4,143,347
Delaware VIP® Smid Cap Core Series - Standard Class	128,402	(2,866)	125,536	(2,706,968)	1,253,496
Delaware VIP® U.S. Growth Series - Standard Class	—	(1,114)	(1,114)	(170,676)	706,742
Delaware VIP® Value Series - Standard Class	1,305,228	(20,767)	1,284,461	2,620,481	5,162,577
DWS Alternative Asset Allocation VIP Portfolio - Class A	32,136	—	32,136	(24,204)	—
DWS Equity 500 Index VIP Portfolio - Class A	3,214,345	(242,781)	2,971,564	3,333,809	7,870,687
DWS Small Cap Index VIP Portfolio - Class A	1,148,192	(162,698)	985,494	390,271	9,452,660
Eaton Vance VT Floating-Rate Income Fund - Initial Class	18,046	—	18,046	4,932	—
Fidelity® VIP Asset Manager Portfolio - Service Class	15,545	(2,041)	13,504	(81,101)	52,163
Fidelity® VIP Contrafund® Portfolio - Service Class	83,100	(15,924)	67,176	574,540	3,132,573
Fidelity® VIP Equity-Income Portfolio - Service Class	22,946	(2,218)	20,728	(2,547)	64,018
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	502,052	(2,506)	499,546	299,218	1,467,079
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	45,099	—	45,099	2,765	6,707
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	414,625	(3,651)	410,974	233,117	740,320
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	31,415	—	31,415	1,303	4,994
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	224,558	(1,207)	223,351	129,316	468,670
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	4,240	—	4,240	355	535
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	50,008	(466)	49,542	77,010	102,851
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	134	—	134	13	55
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	136	—	136	13	45
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	85,120	(151)	84,969	12,062	56,428
Fidelity® VIP Growth Portfolio - Service Class	17,211	(12,521)	4,690	732,374	697,736
Fidelity® VIP High Income Portfolio - Service Class	12,267	(12)	12,255	(7,725)	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	492,551	(6,343)	486,208	91,375	—
Fidelity® VIP Mid Cap Portfolio - Service Class	120,322	(6,799)	113,523	(1,388,368)	3,160,809
Fidelity® VIP Overseas Portfolio - Service Class	37,755	(718)	37,037	52,928	86,723
Franklin Income VIP Fund - Class 1	466,079	(4,852)	461,227	22,349	134,064

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$145,747	$10,952	$158,531
AB VPS Growth and Income Portfolio - Class A	—	185,354	72,737	272,975
AB VPS International Value Portfolio - Class A	—	(38,408)	404,426	387,850
AB VPS Large Cap Growth Portfolio - Class A	—	288,885	184,174	471,428
AB VPS Small/Mid Cap Value Portfolio - Class A	—	1,025,122	1,529,811	2,642,258
American Century VP Income & Growth Fund - Class I	—	581,596	446,384	1,129,697
American Century VP Inflation Protection Fund - Class II	—	(96,968)	1,089,027	1,350,832
American Century VP International Fund - Class I	—	183,778	69,712	258,859
American Century VP Mid Cap Value - Class I	—	54,870	106,469	177,701
American Funds Bond Fund - Class 2	—	124	11,351	16,736
American Funds Capital Income Builder® - Class 2	—	108	19,809	24,628
American Funds Global Growth Fund - Class 2	—	2,233,632	6,356,734	8,930,759
American Funds Global Small Capitalization Fund - Class 2	—	559,850	1,300,543	1,869,602
American Funds Growth Fund - Class 2	1	5,781,380	6,411,178	12,508,845
American Funds Growth-Income Fund - Class 2	—	2,112,632	1,555,345	3,937,044
American Funds High-Income Bond Fund - Class 2	—	(173,401)	681,265	985,514
American Funds International Fund - Class 2	—	3,410,884	14,451,427	19,210,520
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	1	8,191	141,896	285,925
BlackRock Equity Dividend V.I. Fund - Class I	—	87,289	136,995	246,114
BlackRock Global Allocation V.I. Fund - Class I	1	420,117	1,207,933	1,762,599
BlackRock High Yield V.I. Fund - Class I	—	43	1,658	3,093
ClearBridge Variable Aggressive Growth Portfolio - Class I	—	2,405	41,937	45,910
ClearBridge Variable Mid Cap Portfolio - Class I	—	63,529	244,025	311,926
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	463,632	158,534	620,756
Delaware VIP® Diversified Income Series - Standard Class	—	(862,179)	3,256,902	3,309,467
Delaware VIP® Emerging Markets Series - Standard Class	—	1,928,538	6,827,907	9,066,909
Delaware VIP® High Yield Series - Standard Class	—	(801,979)	1,501,278	1,195,936
Delaware VIP® International Value Equity Series - Standard Class	—	17,437	43,942	70,479
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(22,652)	451,264	931,282
Delaware VIP® REIT Series - Standard Class	—	211,213	4,803,398	5,487,146
Delaware VIP® Small Cap Value Series - Standard Class	—	3,733,416	8,877,913	13,141,860
Delaware VIP® Smid Cap Core Series - Standard Class	(1)	(1,453,473)	6,381,624	5,053,687
Delaware VIP® U.S. Growth Series - Standard Class	—	536,066	409,743	944,695
Delaware VIP® Value Series - Standard Class	—	7,783,058	3,777,738	12,845,257
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(24,204)	121,447	129,379
DWS Equity 500 Index VIP Portfolio - Class A	—	11,204,496	29,415,317	43,591,377
DWS Small Cap Index VIP Portfolio - Class A	—	9,842,931	12,802,242	23,630,667
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	4,932	6,008	28,986
Fidelity® VIP Asset Manager Portfolio - Service Class	—	(28,938)	204,756	189,322
Fidelity® VIP Contrafund® Portfolio - Service Class	—	3,707,113	2,696,473	6,470,762
Fidelity® VIP Equity-Income Portfolio - Service Class	—	61,471	177,710	259,909
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	—	1,766,297	2,512,546	4,778,389
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	—	9,472	128,701	183,272
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	—	973,437	3,240,736	4,625,147
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	—	6,297	162,860	200,572
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	—	597,986	2,432,653	3,253,990
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	—	890	23,988	29,118
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	—	179,861	554,350	783,753
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	—	68	939	1,141
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	—	58	949	1,143
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	—	68,490	173,575	327,034
Fidelity® VIP Growth Portfolio - Service Class	—	1,430,110	1,308,735	2,743,535
Fidelity® VIP High Income Portfolio - Service Class	—	(7,725)	—	4,530
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	—	91,375	743,771	1,321,354
Fidelity® VIP Mid Cap Portfolio - Service Class	—	1,772,441	3,198,213	5,084,177
Fidelity® VIP Overseas Portfolio - Service Class	—	139,651	368,140	544,828
Franklin Income VIP Fund - Class 1	—	156,413	711,357	1,328,997

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
Franklin Mutual Shares VIP Fund - Class 1	$62,362	$(1,396)	$60,966	$(21,301)	$289,283
Franklin Rising Dividends VIP Fund - Class 1	7,938	—	7,938	(7,767)	80,427
Franklin Small Cap Value VIP Fund - Class 2	15,821	(443)	15,378	(184,963)	252,037
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(143)	(143)	(8,207)	97,391
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(321)	(321)	(28,508)	20,122
Franklin U.S. Government Securities VIP Fund - Class 1	201,416	—	201,416	(56,978)	—
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	—	(22,271)	(22,271)	1,299,798	—
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	10,854	(250)	10,604	(603,562)	72,426
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	732	—	732	(2,115)	33,800
Invesco V.I. Comstock Fund - Series I Shares	12,244	—	12,244	(15,726)	79,564
Invesco V.I. Growth and Income Fund - Series I Shares	30,046	—	30,046	(89,408)	178,876
Ivy VIP Asset Strategy Portfolio - Class II	6	—	6	(2,005)	60
Janus Henderson Balanced Portfolio - Institutional Shares	91,581	(9,306)	82,275	990,762	127,057
Janus Henderson Balanced Portfolio - Service Shares	71,162	(7,566)	63,596	578,961	126,851
Janus Henderson Enterprise Portfolio - Institutional Shares	13,304	(12,388)	916	2,632,584	392,854
Janus Henderson Enterprise Portfolio - Service Shares	5,392	(20,880)	(15,488)	167,214	620,491
Janus Henderson Flexible Bond Portfolio - Institutional Shares	5,226	(323)	4,903	(9,894)	—
Janus Henderson Flexible Bond Portfolio - Service Shares	91,636	(6,052)	85,584	(14,148)	—
Janus Henderson Global Research Portfolio - Institutional Shares	4,783	(922)	3,861	94,288	28,734
Janus Henderson Global Technology Portfolio - Service Shares	—	(221)	(221)	102,915	7,347
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	107,576	(2,075)	105,501	25,100	—
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,524	—	1,524	780	—
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,607	—	1,607	44	127
LVIP Baron Growth Opportunities Fund - Service Class	—	(11,739)	(11,739)	2,323,746	1,119,716
LVIP Baron Growth Opportunities Fund - Standard Class	—	(47)	(47)	12,723	6,307
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	23,647	(1,988)	21,659	91,248	55,209
LVIP BlackRock Global Real Estate Fund - Standard Class	124,042	(144)	123,898	34,587	145,927
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	282,127	(2,077)	280,050	(41,300)	—
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,432	(1,017)	7,415	132,406	50,756
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(63)	(63)	6,773	66,190
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	101	—	101	(9,963)	4,831
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	910	—	910	185	1,328
LVIP Delaware Bond Fund - Standard Class	6,149,223	(159,654)	5,989,569	(713,319)	1,808,260
LVIP Delaware Diversified Floating Rate Fund - Standard Class	14,550	(3)	14,547	3,718	—
LVIP Delaware Social Awareness Fund - Standard Class	38,790	(2,392)	36,398	53,397	93,509
LVIP Delaware Special Opportunities Fund - Standard Class	250,528	(1,723)	248,805	(444,455)	2,424,048
LVIP Delaware Wealth Builder Fund - Standard Class	11,930	(725)	11,205	(81,509)	20,797
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	21,927	—	21,927	(6,646)	—
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	255,080	(285)	254,795	31,713	652,455
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,431	—	1,431	319	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	14,905	—	14,905	16,717	—
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	33,367	(18)	33,349	778	167
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	41,659	—	41,659	40,975	13,286
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	11	—	11	160	4
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	91,057	(36)	91,021	6,368	135,515
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	50,529	(49)	50,480	49,724	101,811
LVIP Global Income Fund - Standard Class	154,262	(121)	154,141	18,666	—
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	66,220	(199)	66,021	28,653	126,210
LVIP Goldman Sachs Income Builder Fund - Standard Class	981	—	981	646	2,218
LVIP Government Money Market Fund - Standard Class	3,199,185	(65,613)	3,133,572	1	566
LVIP JPMorgan High Yield Fund - Standard Class	1,768,791	(12,823)	1,755,968	(237,939)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,601	—	1,601	397	1,270
LVIP MFS International Growth Fund - Standard Class	75,130	(175)	74,955	488,592	240,786
LVIP MFS Value Fund - Standard Class	1,417,616	(11,888)	1,405,728	1,648,850	927,043
LVIP Mondrian International Value Fund - Standard Class	793,418	(6,781)	786,637	(273,511)	441,744
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	63	—	63	(102)	75
LVIP PIMCO Low Duration Bond Fund - Standard Class	9,328	—	9,328	8,607	—

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
Franklin Mutual Shares VIP Fund - Class 1	$—	$267,982	$281,314	$610,262
Franklin Rising Dividends VIP Fund - Class 1	—	72,660	56,283	136,881
Franklin Small Cap Value VIP Fund - Class 2	—	67,074	190,758	273,210
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1	89,185	149,483	238,525
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(8,386)	64,446	55,739
Franklin U.S. Government Securities VIP Fund - Class 1	—	(56,978)	186,496	330,934
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	—	1,299,798	1,066,680	2,344,207
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	—	(531,136)	1,077,961	557,429
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	—	31,685	19,022	51,439
Invesco V.I. Comstock Fund - Series I Shares	—	63,838	64,839	140,921
Invesco V.I. Growth and Income Fund - Series I Shares	—	89,468	208,725	328,239
Ivy VIP Asset Strategy Portfolio - Class II	—	(1,945)	5,627	3,688
Janus Henderson Balanced Portfolio - Institutional Shares	—	1,117,819	(117,726)	1,082,368
Janus Henderson Balanced Portfolio - Service Shares	—	705,812	357,758	1,127,166
Janus Henderson Enterprise Portfolio - Institutional Shares	—	3,025,438	(1,080,648)	1,945,706
Janus Henderson Enterprise Portfolio - Service Shares	—	787,705	2,184,673	2,956,890
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(9,894)	20,145	15,154
Janus Henderson Flexible Bond Portfolio - Service Shares	—	(14,148)	209,067	280,503
Janus Henderson Global Research Portfolio - Institutional Shares	—	123,022	(9,401)	117,482
Janus Henderson Global Technology Portfolio - Service Shares	—	110,262	(58,707)	51,334
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	—	25,100	203,806	334,407
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	780	8,832	11,136
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	171	4,495	6,273
LVIP Baron Growth Opportunities Fund - Service Class	—	3,443,462	8,644,526	12,076,249
LVIP Baron Growth Opportunities Fund - Standard Class	1	19,031	56,861	75,845
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	146,457	52,651	220,767
LVIP BlackRock Global Real Estate Fund - Standard Class	—	180,514	409,091	713,503
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(41,300)	415,297	654,047
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	183,162	51,866	242,443
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	72,963	87,890	160,790
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	—	(5,132)	6,702	1,671
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	—	1,513	4,900	7,323
LVIP Delaware Bond Fund - Standard Class	—	1,094,941	10,227,882	17,312,392
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	3,718	20,750	39,015
LVIP Delaware Social Awareness Fund - Standard Class	—	146,906	344,109	527,413
LVIP Delaware Special Opportunities Fund - Standard Class	1	1,979,594	3,549,375	5,777,774
LVIP Delaware Wealth Builder Fund - Standard Class	—	(60,712)	125,962	76,455
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	(6,646)	112,518	127,799
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	684,168	2,619,124	3,558,087
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	319	9,766	11,516
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	16,717	170,404	202,026
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	—	945	47,171	81,465
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1	54,262	172,094	268,015
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	164	2	177
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	141,883	243,963	476,867
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1	151,536	132,902	334,918
LVIP Global Income Fund - Standard Class	—	18,666	190,576	363,383
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	154,863	152,620	373,504
LVIP Goldman Sachs Income Builder Fund - Standard Class	—	2,864	1,066	4,911
LVIP Government Money Market Fund - Standard Class	—	567	—	3,134,139
LVIP JPMorgan High Yield Fund - Standard Class	—	(237,939)	1,763,199	3,281,228
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	1,667	15,287	18,555
LVIP MFS International Growth Fund - Standard Class	—	729,378	405,317	1,209,650
LVIP MFS Value Fund - Standard Class	—	2,575,893	15,714,530	19,696,151
LVIP Mondrian International Value Fund - Standard Class	—	168,233	2,681,255	3,636,125
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	(27)	1,776	1,812
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	8,607	13,016	30,951

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
LVIP SSGA Bond Index Fund - Standard Class	$626,861	$(13,506)	$613,355	$1,023,149	$—
LVIP SSGA Conservative Index Allocation Fund - Standard Class	23,100	(12)	23,088	31,975	7,687
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	25,306	(1,164)	24,142	(804)	14,514
LVIP SSGA Developed International 150 Fund - Standard Class	174,306	(299)	174,007	(70,980)	47,339
LVIP SSGA Emerging Markets 100 Fund - Standard Class	33,064	(16)	33,048	(62,581)	—
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,068	—	1,068	80	188
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	16,375	(96)	16,279	26,127	11,414
LVIP SSGA International Index Fund - Standard Class	1,288,302	(12,757)	1,275,545	482,349	—
LVIP SSGA International Managed Volatility Fund - Standard Class	401	—	401	(2,162)	41
LVIP SSGA Large Cap 100 Fund - Standard Class	141,009	(174)	140,835	(169,791)	308,826
LVIP SSGA Mid-Cap Index Fund - Standard Class	598,917	(25,977)	572,940	943,215	4,352,174
LVIP SSGA Moderate Index Allocation Fund - Standard Class	153,210	(11,883)	141,327	119,383	47,595
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,429	—	2,429	(20)	1,728
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,819	—	4,819	1,633	1,704
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	9,807	(405)	9,402	724	4,869
LVIP SSGA S&P 500 Index Fund - Standard Class	6,402,732	(276,844)	6,125,888	19,497,669	14,536,226
LVIP SSGA Small-Cap Index Fund - Standard Class	418,580	(12,949)	405,631	1,839,746	2,265,585
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	81,953	(290)	81,663	(59,098)	44,016
LVIP T. Rowe Price 2010 Fund - Standard Class	197,913	—	197,913	(383,059)	1,461,224
LVIP T. Rowe Price 2020 Fund - Standard Class	952,053	(4)	952,049	(1,975,715)	6,492,541
LVIP T. Rowe Price 2030 Fund - Standard Class	769,457	(447)	769,010	(811,691)	4,840,336
LVIP T. Rowe Price 2040 Fund - Standard Class	244,025	(509)	243,516	(315,516)	1,989,877
LVIP T. Rowe Price 2050 Fund - Standard Class	73,133	—	73,133	37,487	370,701
LVIP T. Rowe Price Growth Stock Fund - Standard Class	51,894	(18,640)	33,254	3,088,035	4,018,152
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	48,540	(7,773)	40,767	2,536,314	1,961,028
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	1,626	—	1,626	302	2,100
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	241,355	—	241,355	1,081,721	158,775
LVIP Vanguard International Equity ETF Fund - Standard Class	181,389	(4)	181,385	68,475	—
LVIP Wellington Capital Growth Fund - Standard Class	—	—	—	187,135	205,019
LVIP Wellington Mid-Cap Value Fund - Standard Class	12,344	(7)	12,337	122,816	90,026
M Capital Appreciation Fund	975	—	975	(15,530)	24,882
M International Equity Fund	385	—	385	(4)	—
M Large Cap Growth Fund	—	—	—	73	1,452
M Large Cap Value Fund	309	—	309	19	576
MFS® VIT Growth Series - Initial Class	—	(22,708)	(22,708)	6,852,758	6,799,408
MFS® VIT Mid Cap Growth Series - Initial Class	—	(456)	(456)	(17,303)	561,912
MFS® VIT New Discovery Series - Initial Class	—	—	—	(23,959)	518,922
MFS® VIT Research Series - Initial Class	1,018	(258)	760	5,266	13,288
MFS® VIT Total Return Series - Initial Class	1,390,046	(7,316)	1,382,730	218,470	1,582,189
MFS® VIT Utilities Series - Initial Class	330,298	(3,464)	326,834	291,658	24,254
MFS® VIT II Core Equity Portfolio - Initial Class	17,293	(4,121)	13,172	38,487	282,208
MFS® VIT II Technology Portfolio - Initial Class	—	—	—	13	482
MFS® VIT III Mid Cap Value Portfolio - Initial Class	47,499	—	47,499	(35,498)	312,866
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,148	(53)	1,095	13,476	12,467
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(5,610)	(5,610)	249,837	213,115
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	9,035	(963)	8,072	66,373	146,961
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	112	(43)	69	(452)	1,488
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	414,571	(264)	414,307	(995,902)	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	471	—	471	1	—
PIMCO VIT Real Return Portfolio - Administrative Class	27,497	(803)	26,694	2,502	—
PIMCO VIT Total Return Portfolio - Administrative Class	277,112	(119)	276,993	7,706	—
T. Rowe Price Equity Income Portfolio	136,223	(53)	136,170	(852,769)	397,437
Templeton Foreign VIP Fund - Class 2	7,459	(689)	6,770	(55,423)	4,452
Templeton Global Bond VIP Fund - Class 1	924,740	(10,274)	914,466	(52,904)	—
Templeton Growth VIP Fund - Class 1	33,074	(2,299)	30,775	(8,947)	204,432
Templeton Growth VIP Fund - Class 2	297	(23)	274	(1,642)	2,042
Wells Fargo VT Discovery Fund - Class 2	—	—	—	9,198	7,905
See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP SSGA Bond Index Fund - Standard Class	$—	$1,023,149	$1,670,256	$3,306,760
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	39,662	128,164	190,914
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	—	13,710	80,615	118,467
LVIP SSGA Developed International 150 Fund - Standard Class	—	(23,641)	361,769	512,135
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1	(62,580)	99,608	70,076
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	—	268	1,595	2,931
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	37,541	76,262	130,082
LVIP SSGA International Index Fund - Standard Class	—	482,349	6,936,147	8,694,041
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(2,121)	7,983	6,263
LVIP SSGA Large Cap 100 Fund - Standard Class	—	139,035	779,925	1,059,795
LVIP SSGA Mid-Cap Index Fund - Standard Class	—	5,295,389	3,302,841	9,171,170
LVIP SSGA Moderate Index Allocation Fund - Standard Class	—	166,978	858,348	1,166,653
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	—	1,708	8,629	12,766
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	—	3,337	22,731	30,887
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	—	5,593	33,230	48,225
LVIP SSGA S&P 500 Index Fund - Standard Class	—	34,033,895	62,487,381	102,647,164
LVIP SSGA Small-Cap Index Fund - Standard Class	—	4,105,331	5,344,038	9,855,000
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	—	(15,082)	650,031	716,612
LVIP T. Rowe Price 2010 Fund - Standard Class	—	1,078,165	(91,416)	1,184,662
LVIP T. Rowe Price 2020 Fund - Standard Class	—	4,516,826	695,535	6,164,410
LVIP T. Rowe Price 2030 Fund - Standard Class	—	4,028,645	1,602,587	6,400,242
LVIP T. Rowe Price 2040 Fund - Standard Class	—	1,674,361	915,428	2,833,305
LVIP T. Rowe Price 2050 Fund - Standard Class	—	408,188	362,183	843,504
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	7,106,187	9,811,586	16,951,027
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1	4,497,343	4,491,162	9,029,272
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	2,402	4,589	8,617
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	—	1,240,496	2,183,283	3,665,134
LVIP Vanguard International Equity ETF Fund - Standard Class	—	68,475	859,739	1,109,599
LVIP Wellington Capital Growth Fund - Standard Class	—	392,154	452,107	844,261
LVIP Wellington Mid-Cap Value Fund - Standard Class	—	212,842	166,288	391,467
M Capital Appreciation Fund	—	9,352	69,977	80,304
M International Equity Fund	—	(4)	1,921	2,302
M Large Cap Growth Fund	—	1,525	4,961	6,486
M Large Cap Value Fund	—	595	2,194	3,098
MFS® VIT Growth Series - Initial Class	—	13,652,166	10,983,095	24,612,553
MFS® VIT Mid Cap Growth Series - Initial Class	—	544,609	(287,885)	256,268
MFS® VIT New Discovery Series - Initial Class	—	494,963	(286,009)	208,954
MFS® VIT Research Series - Initial Class	—	18,554	16,682	35,996
MFS® VIT Total Return Series - Initial Class	—	1,800,659	7,393,353	10,576,742
MFS® VIT Utilities Series - Initial Class	—	315,912	1,290,021	1,932,767
MFS® VIT II Core Equity Portfolio - Initial Class	—	320,695	344,740	678,607
MFS® VIT II Technology Portfolio - Initial Class	—	495	4,309	4,804
MFS® VIT III Mid Cap Value Portfolio - Initial Class	—	277,368	894,209	1,219,076
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	25,943	(15,249)	11,789
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	462,952	558,588	1,015,930
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	213,334	25,169	246,575
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	1,036	1,583	2,688
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(995,902)	1,517,955	936,360
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	—	1	542	1,014
PIMCO VIT Real Return Portfolio - Administrative Class	—	2,502	88,320	117,516
PIMCO VIT Total Return Portfolio - Administrative Class	—	7,706	111,205	395,904
T. Rowe Price Equity Income Portfolio	—	(455,332)	1,783,054	1,463,892
Templeton Foreign VIP Fund - Class 2	—	(50,971)	107,717	63,516
Templeton Global Bond VIP Fund - Class 1	—	(52,904)	(605,507)	256,055
Templeton Growth VIP Fund - Class 1	—	195,485	(68,883)	157,377
Templeton Growth VIP Fund - Class 2	—	400	1,765	2,439
Wells Fargo VT Discovery Fund - Class 2	—	17,103	38,871	55,974

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Income & Growth Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount
NET ASSETS AT JANUARY 1, 2018	$980,624	$2,100,629	$1,399,221	$1,784,912	$19,344,126	$5,553,740	$16,513,325
Changes From Operations:
• Net investment income (loss)	(575)	13,523	42,169	(1,821)	77,789	92,789	502,907
• Net realized gain (loss) on investments	49,506	347,588	18,758	265,417	1,754,128	535,808	(339,007)
• Net change in unrealized appreciation or depreciation on investments	(121,049)	(427,381)	(777,557)	(201,069)	(4,398,416)	(977,034)	(628,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,118)	(66,270)	(716,630)	62,527	(2,566,499)	(348,437)	(464,730)
Changes From Unit Transactions:
• Net unit transactions	(173,342)	(751,254)	1,621,399	(312,554)	(2,242,040)	(516,186)	(919,799)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(173,342)	(751,254)	1,621,399	(312,554)	(2,242,040)	(516,186)	(919,799)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(245,460)	(817,524)	904,769	(250,027)	(4,808,539)	(864,623)	(1,384,529)
NET ASSETS AT DECEMBER 31, 2018	735,164	1,283,105	2,303,990	1,534,885	14,535,587	4,689,117	15,128,796
Changes From Operations:
• Net investment income (loss)	1,832	14,884	21,832	(1,631)	87,325	101,717	358,773
• Net realized gain (loss) on investments	145,747	185,354	(38,408)	288,885	1,025,122	581,596	(96,968)
• Net change in unrealized appreciation or depreciation on investments	10,952	72,737	404,426	184,174	1,529,811	446,384	1,089,027
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	158,531	272,975	387,850	471,428	2,642,258	1,129,697	1,350,832
Changes From Unit Transactions:
• Net unit transactions	(363,310)	(240,168)	(92,395)	(314,480)	(4,316,220)	(42,542)	(3,265,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(363,310)	(240,168)	(92,395)	(314,480)	(4,316,220)	(42,542)	(3,265,080)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,779)	32,807	295,455	156,948	(1,673,962)	1,087,155	(1,914,248)
NET ASSETS AT DECEMBER 31, 2019	$530,385	$1,315,912	$2,599,445	$1,691,833	$12,861,625	$5,776,272	$13,214,548

See accompanying notes.

	American Century VP International Fund - Class I Subaccount	American Century VP Mid Cap Value - Class I Subaccount	American Funds Bond Fund - Class 2 Subaccount	American Funds Capital Income Builder® - Class 2 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,879,851	$421,626	$119,163	$166,865	$27,792,903	$7,462,031
Changes From Operations:
• Net investment income (loss)	20,811	9,238	11,681	4,074	195,578	2,966
• Net realized gain (loss) on investments	145,000	35,896	623	271	2,579,176	486,889
• Net change in unrealized appreciation or depreciation on investments	(412,064)	(139,701)	1,235	(13,062)	(5,494,410)	(1,195,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(246,253)	(94,567)	13,539	(8,717)	(2,719,656)	(705,214)
Changes From Unit Transactions:
• Net unit transactions	(246,239)	301,197	(9,770)	(58,692)	1,016,913	(708,208)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(246,239)	301,197	(9,770)	(58,692)	1,016,913	(708,208)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(492,492)	206,630	3,769	(67,409)	(1,702,743)	(1,413,422)
NET ASSETS AT DECEMBER 31, 2018	1,387,359	628,256	122,932	99,456	26,090,160	6,048,609
Changes From Operations:
• Net investment income (loss)	5,369	16,362	5,261	4,711	340,393	9,209
• Net realized gain (loss) on investments	183,778	54,870	124	108	2,233,632	559,850
• Net change in unrealized appreciation or depreciation on investments	69,712	106,469	11,351	19,809	6,356,734	1,300,543
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	258,859	177,701	16,736	24,628	8,930,759	1,869,602
Changes From Unit Transactions:
• Net unit transactions	(782,585)	(136,779)	69,154	107,593	(1,356,323)	(280,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(782,585)	(136,779)	69,154	107,593	(1,356,323)	(280,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(523,726)	40,922	85,890	132,221	7,574,436	1,589,470
NET ASSETS AT DECEMBER 31, 2019	$863,633	$669,178	$208,822	$231,677	$33,664,596	$7,638,079

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2018	$50,586,512	$16,068,517	$8,992,421	$99,856,565	$4,810,121	$986,828	$12,490,522
Changes From Operations:
• Net investment income (loss)	178,778	239,583	591,347	1,578,576	94,107	19,077	114,054
• Net realized gain (loss) on investments	6,674,698	1,354,761	(147,998)	6,495,750	(78,625)	90,054	641,383
• Net change in unrealized appreciation or depreciation on investments	(6,676,149)	(2,001,904)	(674,982)	(20,769,315)	20,880	(171,488)	(1,596,036)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	177,327	(407,560)	(231,633)	(12,694,989)	36,362	(62,357)	(840,599)
Changes From Unit Transactions:
• Net unit transactions	(6,133,025)	661,452	(382,112)	(2,450,790)	591,303	(95,233)	(932,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,133,025)	661,452	(382,112)	(2,450,790)	591,303	(95,233)	(932,168)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,955,698)	253,892	(613,745)	(15,145,779)	627,665	(157,590)	(1,772,767)
NET ASSETS AT DECEMBER 31, 2018	44,630,814	16,322,409	8,378,676	84,710,786	5,437,786	829,238	10,717,755
Changes From Operations:
• Net investment income (loss)	316,287	269,067	477,650	1,348,209	135,838	21,830	134,549
• Net realized gain (loss) on investments	5,781,380	2,112,632	(173,401)	3,410,884	8,191	87,289	420,117
• Net change in unrealized appreciation or depreciation on investments	6,411,178	1,555,345	681,265	14,451,427	141,896	136,995	1,207,933
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,508,845	3,937,044	985,514	19,210,520	285,925	246,114	1,762,599
Changes From Unit Transactions:
• Net unit transactions	(6,774,265)	(3,679,114)	(1,700,283)	(1,551,502)	1,631,076	223,618	(1,708,028)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,774,265)	(3,679,114)	(1,700,283)	(1,551,502)	1,631,076	223,618	(1,708,028)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,734,580	257,930	(714,769)	17,659,018	1,917,001	469,732	54,571
NET ASSETS AT DECEMBER 31, 2019	$50,365,394	$16,580,339	$7,663,907	$102,369,804	$7,354,787	$1,298,970	$10,772,326

See accompanying notes.

	BlackRock High Yield V.I. Fund - Class I Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$116,672	$939,353	$2,282,261	$52,617,570	$56,447,219
Changes From Operations:
• Net investment income (loss)	79	1,237	5,533	(1,046)	1,507,766	1,719,402
• Net realized gain (loss) on investments	175	14,899	24,547	470,228	(228,181)	1,926,823
• Net change in unrealized appreciation or depreciation on investments	—	(35,659)	(176,478)	(420,726)	(2,338,097)	(11,996,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254	(19,523)	(146,398)	48,456	(1,058,512)	(8,350,702)
Changes From Unit Transactions:
• Net unit transactions	(254)	87,647	265,893	(46,673)	(3,542,326)	(5,328,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(254)	87,647	265,893	(46,673)	(3,542,326)	(5,328,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	68,124	119,495	1,783	(4,600,838)	(13,679,529)
NET ASSETS AT DECEMBER 31, 2018	—	184,796	1,058,848	2,284,044	48,016,732	42,767,690
Changes From Operations:
• Net investment income (loss)	1,392	1,568	4,372	(1,410)	914,744	310,464
• Net realized gain (loss) on investments	43	2,405	63,529	463,632	(862,179)	1,928,538
• Net change in unrealized appreciation or depreciation on investments	1,658	41,937	244,025	158,534	3,256,902	6,827,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,093	45,910	311,926	620,756	3,309,467	9,066,909
Changes From Unit Transactions:
• Net unit transactions	88,229	(65,761)	(507,618)	(291,440)	(15,493,891)	(4,658,424)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,229	(65,761)	(507,618)	(291,440)	(15,493,891)	(4,658,424)
TOTAL INCREASE (DECREASE) IN NET ASSETS	91,322	(19,851)	(195,692)	329,316	(12,184,424)	4,408,485
NET ASSETS AT DECEMBER 31, 2019	$91,322	$164,945	$863,156	$2,613,360	$35,832,308	$47,176,175

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$11,353,598	$405,271	$8,996,924	$30,046,209	$58,281,168	$25,863,331	$4,655,455
Changes From Operations:
• Net investment income (loss)	573,321	10,527	367,401	566,718	468,407	39,080	(1,272)
• Net realized gain (loss) on investments	(313,781)	5,417	(68,288)	(227,714)	4,853,395	7,221,199	609,593
• Net change in unrealized appreciation or depreciation on investments	(664,906)	(98,491)	(223,533)	(1,932,540)	(15,500,496)	(9,685,126)	(660,859)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(405,366)	(82,547)	75,580	(1,593,536)	(10,178,694)	(2,424,847)	(52,538)
Changes From Unit Transactions:
• Net unit transactions	(3,254,917)	44,152	5,924,041	(8,138,362)	2,349,244	(3,972,481)	(921,100)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,254,917)	44,152	5,924,041	(8,138,362)	2,349,244	(3,972,481)	(921,100)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,660,283)	(38,395)	5,999,621	(9,731,898)	(7,829,450)	(6,397,328)	(973,638)
NET ASSETS AT DECEMBER 31, 2018	7,693,315	366,876	14,996,545	20,314,311	50,451,718	19,466,003	3,681,817
Changes From Operations:
• Net investment income (loss)	496,637	9,100	502,670	472,535	530,531	125,536	(1,114)
• Net realized gain (loss) on investments	(801,979)	17,437	(22,652)	211,213	3,733,416	(1,453,473)	536,066
• Net change in unrealized appreciation or depreciation on investments	1,501,278	43,942	451,264	4,803,398	8,877,913	6,381,624	409,743
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,195,936	70,479	931,282	5,487,146	13,141,860	5,053,687	944,695
Changes From Unit Transactions:
• Net unit transactions	(1,004,892)	47,365	8,269,028	(814,735)	(3,449,449)	(12,943,943)	(651,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,004,892)	47,365	8,269,028	(814,735)	(3,449,449)	(12,943,943)	(651,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,044	117,844	9,200,310	4,672,411	9,692,411	(7,890,256)	293,095
NET ASSETS AT DECEMBER 31, 2019	$7,884,359	$484,720	$24,196,855	$24,986,722	$60,144,129	$11,575,747	$3,974,912

See accompanying notes.

	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$75,182,676	$1,441,249	$172,737,200	$113,678,180	$—	$1,350,067
Changes From Operations:
• Net investment income (loss)	1,236,435	25,841	2,599,602	916,255	1,847	19,628
• Net realized gain (loss) on investments	6,725,140	(8,295)	19,180,030	9,090,878	(765)	41,851
• Net change in unrealized appreciation or depreciation on investments	(9,659,086)	(137,719)	(28,189,556)	(21,736,535)	(3,540)	(137,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,697,511)	(120,173)	(6,409,924)	(11,729,402)	(2,458)	(75,648)
Changes From Unit Transactions:
• Net unit transactions	(7,489,216)	(210,530)	(19,041,639)	(8,056,950)	398,855	(3,705)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,489,216)	(210,530)	(19,041,639)	(8,056,950)	398,855	(3,705)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,186,727)	(330,703)	(25,451,563)	(19,786,352)	396,397	(79,353)
NET ASSETS AT DECEMBER 31, 2018	65,995,949	1,110,546	147,285,637	93,891,828	396,397	1,270,714
Changes From Operations:
• Net investment income (loss)	1,284,461	32,136	2,971,564	985,494	18,046	13,504
• Net realized gain (loss) on investments	7,783,058	(24,204)	11,204,496	9,842,931	4,932	(28,938)
• Net change in unrealized appreciation or depreciation on investments	3,777,738	121,447	29,415,317	12,802,242	6,008	204,756
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,845,257	129,379	43,591,377	23,630,667	28,986	189,322
Changes From Unit Transactions:
• Net unit transactions	(8,983,258)	(323,140)	(15,387,506)	609,908	(214,654)	(505,533)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,983,258)	(323,140)	(15,387,506)	609,908	(214,654)	(505,533)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,861,999	(193,761)	28,203,871	24,240,575	(185,668)	(316,211)
NET ASSETS AT DECEMBER 31, 2019	$69,857,948	$916,785	$175,489,508	$118,132,403	$210,729	$954,503

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$32,160,465	$1,665,020	$19,985,279	$—	$17,777,421	$—	$13,412,237
Changes From Operations:
• Net investment income (loss)	158,553	23,332	346,843	1,152	283,622	913	156,084
• Net realized gain (loss) on investments	3,471,928	107,235	803,843	(377)	658,919	391	491,859
• Net change in unrealized appreciation or depreciation on investments	(5,406,853)	(234,823)	(2,622,521)	(5,639)	(2,692,012)	(7,439)	(2,063,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,776,372)	(104,256)	(1,471,835)	(4,864)	(1,749,471)	(6,135)	(1,415,862)
Changes From Unit Transactions:
• Net unit transactions	(5,394,805)	(550,294)	5,806,572	85,737	3,758,834	82,073	1,317,968
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,394,805)	(550,294)	5,806,572	85,737	3,758,834	82,073	1,317,968
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,171,177)	(654,550)	4,334,737	80,873	2,009,363	75,938	(97,894)
NET ASSETS AT DECEMBER 31, 2018	24,989,288	1,010,470	24,320,016	80,873	19,786,784	75,938	13,314,343
Changes From Operations:
• Net investment income (loss)	67,176	20,728	499,546	45,099	410,974	31,415	223,351
• Net realized gain (loss) on investments	3,707,113	61,471	1,766,297	9,472	973,437	6,297	597,986
• Net change in unrealized appreciation or depreciation on investments	2,696,473	177,710	2,512,546	128,701	3,240,736	162,860	2,432,653
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,470,762	259,909	4,778,389	183,272	4,625,147	200,572	3,253,990
Changes From Unit Transactions:
• Net unit transactions	(8,365,729)	62,031	(4,539,214)	2,288,737	(1,341,506)	1,738,814	(2,661,225)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,365,729)	62,031	(4,539,214)	2,288,737	(1,341,506)	1,738,814	(2,661,225)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,894,967)	321,940	239,175	2,472,009	3,283,641	1,939,386	592,765
NET ASSETS AT DECEMBER 31, 2019	$23,094,321	$1,332,410	$24,559,191	$2,552,882	$23,070,425	$2,015,324	$13,907,108

See accompanying notes.

	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$2,678,449	$—	$—	$—	$2,870,745
Changes From Operations:
• Net investment income (loss)	17	35,260	—	—	—	41,268
• Net realized gain (loss) on investments	139	103,373	—	—	—	71,542
• Net change in unrealized appreciation or depreciation on investments	(170)	(481,066)	—	—	—	(175,306)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14)	(342,433)	—	—	—	(62,496)
Changes From Unit Transactions:
• Net unit transactions	1,431	527,827	—	—	—	(521,089)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,431	527,827	—	—	—	(521,089)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,417	185,394	—	—	—	(583,585)
NET ASSETS AT DECEMBER 31, 2018	1,417	2,863,843	—	—	—	2,287,160
Changes From Operations:
• Net investment income (loss)	4,240	49,542	134	136	12,255	84,969
• Net realized gain (loss) on investments	890	179,861	68	58	(7,725)	68,490
• Net change in unrealized appreciation or depreciation on investments	23,988	554,350	939	949	—	173,575
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	29,118	783,753	1,141	1,143	4,530	327,034
Changes From Unit Transactions:
• Net unit transactions	261,523	(563,646)	9,666	9,674	(4,530)	1,694,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	261,523	(563,646)	9,666	9,674	(4,530)	1,694,002
TOTAL INCREASE (DECREASE) IN NET ASSETS	290,641	220,107	10,807	10,817	—	2,021,036
NET ASSETS AT DECEMBER 31, 2019	$292,058	$3,083,950	$10,807	$10,817	$—	$4,308,196

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$8,859,877	$8,019,545	$37,352,947	$2,741,306	$17,604,966	$3,923,075	$753,906
Changes From Operations:
• Net investment income (loss)	2,345	197,967	179,346	34,914	891,604	82,509	11,709
• Net realized gain (loss) on investments	1,835,905	(18,749)	3,872,531	129,025	412,310	178,839	63,357
• Net change in unrealized appreciation or depreciation on investments	(2,078,780)	(232,386)	(8,684,343)	(512,884)	(1,418,410)	(503,792)	(115,092)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(240,530)	(53,168)	(4,632,466)	(348,945)	(114,496)	(242,444)	(40,026)
Changes From Unit Transactions:
• Net unit transactions	681,741	104,750	(6,606,355)	(330,577)	(9,414,700)	(898,025)	(229,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	681,741	104,750	(6,606,355)	(330,577)	(9,414,700)	(898,025)	(229,911)
TOTAL INCREASE (DECREASE) IN NET ASSETS	441,211	51,582	(11,238,821)	(679,522)	(9,529,196)	(1,140,469)	(269,937)
NET ASSETS AT DECEMBER 31, 2018	9,301,088	8,071,127	26,114,126	2,061,784	8,075,770	2,782,606	483,969
Changes From Operations:
• Net investment income (loss)	4,690	486,208	113,523	37,037	461,227	60,966	7,938
• Net realized gain (loss) on investments	1,430,110	91,375	1,772,441	139,651	156,413	267,982	72,660
• Net change in unrealized appreciation or depreciation on investments	1,308,735	743,771	3,198,213	368,140	711,357	281,314	56,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,743,535	1,321,354	5,084,177	544,828	1,328,997	610,262	136,881
Changes From Unit Transactions:
• Net unit transactions	(1,621,812)	7,811,117	(18,593,133)	(298,182)	689,770	(205,471)	(73,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,621,812)	7,811,117	(18,593,133)	(298,182)	689,770	(205,471)	(73,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,121,723	9,132,471	(13,508,956)	246,646	2,018,767	404,791	62,932
NET ASSETS AT DECEMBER 31, 2019	$10,422,811	$17,203,598	$12,605,170	$2,308,430	$10,094,537	$3,187,397	$546,901

See accompanying notes.

	Franklin Small Cap Value VIP Fund - Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Subaccount	Franklin U.S. Government Securities VIP Fund - Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund - Service Shares Subaccount	Goldman Sachs VIT Mid Cap Value Fund - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,450,802	$858,328	$249,702	$6,115,781	$72,364,749	$5,760,187
Changes From Operations:
• Net investment income (loss)	11,049	(346)	(523)	165,406	335,980	24,676
• Net realized gain (loss) on investments	194,554	83,089	25,321	(109,075)	1,111,924	652,705
• Net change in unrealized appreciation or depreciation on investments	(362,220)	(135,105)	(37,327)	(31,075)	(4,713,844)	(1,146,673)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(156,617)	(52,362)	(12,529)	25,256	(3,265,940)	(469,292)
Changes From Unit Transactions:
• Net unit transactions	(255,726)	59,997	(12,334)	(879,656)	(206,440)	(956,840)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(255,726)	59,997	(12,334)	(879,656)	(206,440)	(956,840)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(412,343)	7,635	(24,863)	(854,400)	(3,472,380)	(1,426,132)
NET ASSETS AT DECEMBER 31, 2018	1,038,459	865,963	224,839	5,261,381	68,892,369	4,334,055
Changes From Operations:
• Net investment income (loss)	15,378	(143)	(321)	201,416	(22,271)	10,604
• Net realized gain (loss) on investments	67,074	89,185	(8,386)	(56,978)	1,299,798	(531,136)
• Net change in unrealized appreciation or depreciation on investments	190,758	149,483	64,446	186,496	1,066,680	1,077,961
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	273,210	238,525	55,739	330,934	2,344,207	557,429
Changes From Unit Transactions:
• Net unit transactions	(169,394)	(300,234)	(114,510)	1,236,525	(71,236,576)	(2,834,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(169,394)	(300,234)	(114,510)	1,236,525	(71,236,576)	(2,834,534)
TOTAL INCREASE (DECREASE) IN NET ASSETS	103,816	(61,709)	(58,771)	1,567,459	(68,892,369)	(2,277,105)
NET ASSETS AT DECEMBER 31, 2019	$1,142,275	$804,254	$166,068	$6,828,840	$—	$2,056,950

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Growth and Income Fund - Series I Shares Subaccount	Ivy VIP Asset Strategy Portfolio - Class II Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2018	$97,631	$18,889	$2,043,181	$—	$3,266,134	$4,718,345	$6,970,444
Changes From Operations:
• Net investment income (loss)	344	11,611	31,967	656	98,386	111,993	1,943
• Net realized gain (loss) on investments	10,581	65,536	157,463	1,518	122,884	152,479	902,912
• Net change in unrealized appreciation or depreciation on investments	(19,322)	(174,415)	(410,102)	(5,627)	(291,595)	(374,477)	(852,660)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,397)	(97,268)	(220,672)	(3,453)	(70,325)	(110,005)	52,195
Changes From Unit Transactions:
• Net unit transactions	(29,923)	659,781	(548,392)	38,090	3,898,317	5,107,224	(1,283,232)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,923)	659,781	(548,392)	38,090	3,898,317	5,107,224	(1,283,232)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,320)	562,513	(769,064)	34,637	3,827,992	4,997,219	(1,231,037)
NET ASSETS AT DECEMBER 31, 2018	59,311	581,402	1,274,117	34,637	7,094,126	9,715,564	5,739,407
Changes From Operations:
• Net investment income (loss)	732	12,244	30,046	6	82,275	63,596	916
• Net realized gain (loss) on investments	31,685	63,838	89,468	(1,945)	1,117,819	705,812	3,025,438
• Net change in unrealized appreciation or depreciation on investments	19,022	64,839	208,725	5,627	(117,726)	357,758	(1,080,648)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	51,439	140,921	328,239	3,688	1,082,368	1,127,166	1,945,706
Changes From Unit Transactions:
• Net unit transactions	346,241	(55,316)	364,057	(38,325)	(2,965,307)	(6,889,478)	(736,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	346,241	(55,316)	364,057	(38,325)	(2,965,307)	(6,889,478)	(736,196)
TOTAL INCREASE (DECREASE) IN NET ASSETS	397,680	85,605	692,296	(34,637)	(1,882,939)	(5,762,312)	1,209,510
NET ASSETS AT DECEMBER 31, 2019	$456,991	$667,007	$1,966,413	$—	$5,211,187	$3,953,252	$6,948,917

See accompanying notes.

	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Service Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2018	$9,747,281	$327,385	$3,553,555	$527,282	$314,632	$238,725
Changes From Operations:
• Net investment income (loss)	(8,738)	6,998	82,049	4,862	2,589	(450)
• Net realized gain (loss) on investments	836,192	(7,409)	(14,705)	59,030	39,135	42,413
• Net change in unrealized appreciation or depreciation on investments	(821,584)	(4,601)	(121,084)	(91,208)	(81,444)	(33,034)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,870	(5,012)	(53,740)	(27,316)	(39,720)	8,929
Changes From Unit Transactions:
• Net unit transactions	(1,128,055)	(84,068)	(210,348)	(102,010)	(274,912)	(68,644)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,128,055)	(84,068)	(210,348)	(102,010)	(274,912)	(68,644)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,122,185)	(89,080)	(264,088)	(129,326)	(314,632)	(59,715)
NET ASSETS AT DECEMBER 31, 2018	8,625,096	238,305	3,289,467	397,956	—	179,010
Changes From Operations:
• Net investment income (loss)	(15,488)	4,903	85,584	3,861	—	(221)
• Net realized gain (loss) on investments	787,705	(9,894)	(14,148)	123,022	—	110,262
• Net change in unrealized appreciation or depreciation on investments	2,184,673	20,145	209,067	(9,401)	—	(58,707)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,956,890	15,154	280,503	117,482	—	51,334
Changes From Unit Transactions:
• Net unit transactions	112,912	(81,928)	(238,745)	(837)	—	(98,202)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	112,912	(81,928)	(238,745)	(837)	—	(98,202)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,069,802	(66,774)	41,758	116,645	—	(46,868)
NET ASSETS AT DECEMBER 31, 2019	$11,694,898	$171,531	$3,331,225	$514,601	$—	$132,142

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,309,145	$77,616	$50,411	$37,983,192	$452,248	$1,971,955	$4,212,693
Changes From Operations:
• Net investment income (loss)	54,843	—	—	(12,985)	(43)	30,554	126,920
• Net realized gain (loss) on investments	(15,890)	1,056	75	3,688,754	42,442	115,372	26,809
• Net change in unrealized appreciation or depreciation on investments	(16,704)	(5,100)	(2,294)	(5,140,460)	(42,012)	(273,242)	(460,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,249	(4,044)	(2,219)	(1,464,691)	387	(127,316)	(306,319)
Changes From Unit Transactions:
• Net unit transactions	1,615,564	(5,006)	(7,690)	(3,315,947)	(230,842)	(475,946)	(978,506)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,615,564	(5,006)	(7,690)	(3,315,947)	(230,842)	(475,946)	(978,506)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,637,813	(9,050)	(9,909)	(4,780,638)	(230,455)	(603,262)	(1,284,825)
NET ASSETS AT DECEMBER 31, 2018	3,946,958	68,566	40,502	33,202,554	221,793	1,368,693	2,927,868
Changes From Operations:
• Net investment income (loss)	105,501	1,524	1,607	(11,739)	(47)	21,659	123,898
• Net realized gain (loss) on investments	25,100	780	171	3,443,462	19,031	146,457	180,514
• Net change in unrealized appreciation or depreciation on investments	203,806	8,832	4,495	8,644,526	56,861	52,651	409,091
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	334,407	11,136	6,273	12,076,249	75,845	220,767	713,503
Changes From Unit Transactions:
• Net unit transactions	(221,387)	(875)	3,540	(758,947)	(58,896)	(257,933)	(4,490)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(221,387)	(875)	3,540	(758,947)	(58,896)	(257,933)	(4,490)
TOTAL INCREASE (DECREASE) IN NET ASSETS	113,020	10,261	9,813	11,317,302	16,949	(37,166)	709,013
NET ASSETS AT DECEMBER 31, 2019	$4,059,978	$78,827	$50,315	$44,519,856	$238,742	$1,331,527	$3,636,881

See accompanying notes.

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$10,788,202	$999,312	$1,795,957	$1,196,833	$6,835	$—
Changes From Operations:
• Net investment income (loss)	487,913	30,404	9,541	(71)	595	—
• Net realized gain (loss) on investments	(114,698)	(37,206)	281,204	173,849	1,611	—
• Net change in unrealized appreciation or depreciation on investments	(360,201)	5,608	(342,388)	(158,233)	(6,839)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,014	(1,194)	(51,643)	15,545	(4,633)	—
Changes From Unit Transactions:
• Net unit transactions	(2,469,200)	(998,118)	(348,471)	(607,541)	50,706	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,469,200)	(998,118)	(348,471)	(607,541)	50,706	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,456,186)	(999,312)	(400,114)	(591,996)	46,073	—
NET ASSETS AT DECEMBER 31, 2018	8,332,016	—	1,395,843	604,837	52,908	—
Changes From Operations:
• Net investment income (loss)	280,050	—	7,415	(63)	101	910
• Net realized gain (loss) on investments	(41,300)	—	183,162	72,963	(5,132)	1,513
• Net change in unrealized appreciation or depreciation on investments	415,297	—	51,866	87,890	6,702	4,900
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	654,047	—	242,443	160,790	1,671	7,323
Changes From Unit Transactions:
• Net unit transactions	2,783,381	—	(341,298)	55,321	(54,579)	56,735
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,783,381	—	(341,298)	55,321	(54,579)	56,735
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,437,428	—	(98,855)	216,111	(52,908)	64,058
NET ASSETS AT DECEMBER 31, 2019	$11,769,444	$—	$1,296,988	$820,948	$—	$64,058

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$203,222,211	$1,143,280	$2,875,033	$22,554,765	$871,578	$1,106,014	$13,344,446
Changes From Operations:
• Net investment income (loss)	6,574,715	38,258	23,856	315,616	22,986	17,959	209,225
• Net realized gain (loss) on investments	(1,061,159)	2,644	339,943	2,272,544	150,815	25,277	314,146
• Net change in unrealized appreciation or depreciation on investments	(7,298,325)	(35,853)	(362,570)	(6,059,358)	(217,666)	(208,799)	(1,502,114)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,784,769)	5,049	1,229	(3,471,198)	(43,865)	(165,563)	(978,743)
Changes From Unit Transactions:
• Net unit transactions	5,426,473	(338,127)	(1,099,894)	366,064	(74,296)	(137,041)	(481,994)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,426,473	(338,127)	(1,099,894)	366,064	(74,296)	(137,041)	(481,994)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,641,704	(333,078)	(1,098,665)	(3,105,134)	(118,161)	(302,604)	(1,460,737)
NET ASSETS AT DECEMBER 31, 2018	206,863,915	810,202	1,776,368	19,449,631	753,417	803,410	11,883,709
Changes From Operations:
• Net investment income (loss)	5,989,569	14,547	36,398	248,805	11,205	21,927	254,795
• Net realized gain (loss) on investments	1,094,941	3,718	146,906	1,979,594	(60,712)	(6,646)	684,168
• Net change in unrealized appreciation or depreciation on investments	10,227,882	20,750	344,109	3,549,375	125,962	112,518	2,619,124
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,312,392	39,015	527,413	5,777,774	76,455	127,799	3,558,087
Changes From Unit Transactions:
• Net unit transactions	(15,431,423)	(365,780)	(263,019)	(3,271,247)	(401,458)	(113,188)	(1,500,483)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,431,423)	(365,780)	(263,019)	(3,271,247)	(401,458)	(113,188)	(1,500,483)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,880,969	(326,765)	264,394	2,506,527	(325,003)	14,611	2,057,604
NET ASSETS AT DECEMBER 31, 2019	$208,744,884	$483,437	$2,040,762	$21,956,158	$428,414	$818,021	$13,941,313

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$1,959,586	$823,234	$2,701,074	$1,687	$6,198,454
Changes From Operations:
• Net investment income (loss)	—	7,236	21,174	35,097	—	96,707
• Net realized gain (loss) on investments	(8)	290,647	(880)	95,238	41	197,459
• Net change in unrealized appreciation or depreciation on investments	—	(281,615)	(19,259)	(356,463)	(6)	(487,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8)	16,268	1,035	(226,128)	35	(193,168)
Changes From Unit Transactions:
• Net unit transactions	8	(1,165,148)	147,582	(351,185)	(1,722)	(2,766,299)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8	(1,165,148)	147,582	(351,185)	(1,722)	(2,766,299)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,148,880)	148,617	(577,313)	(1,687)	(2,959,467)
NET ASSETS AT DECEMBER 31, 2018	—	810,706	971,851	2,123,761	—	3,238,987
Changes From Operations:
• Net investment income (loss)	1,431	14,905	33,349	41,659	11	91,021
• Net realized gain (loss) on investments	319	16,717	945	54,262	164	141,883
• Net change in unrealized appreciation or depreciation on investments	9,766	170,404	47,171	172,094	2	243,963
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,516	202,026	81,465	268,015	177	476,867
Changes From Unit Transactions:
• Net unit transactions	115,866	333,028	323,528	(107,432)	212	(108,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	115,866	333,028	323,528	(107,432)	212	(108,389)
TOTAL INCREASE (DECREASE) IN NET ASSETS	127,382	535,054	404,993	160,583	389	368,478
NET ASSETS AT DECEMBER 31, 2019	$127,382	$1,345,760	$1,376,844	$2,284,344	$389	$3,607,465

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$3,179,853	$6,026,885	$3,640,273	$29,278	$134,036,761	$25,135,373	$161,749
Changes From Operations:
• Net investment income (loss)	66,295	206,590	75,366	990	1,791,860	1,390,347	1,652
• Net realized gain (loss) on investments	113,968	(4,967)	117,422	125	24	(150,396)	8,950
• Net change in unrealized appreciation or depreciation on investments	(359,427)	(101,910)	(372,666)	(2,604)	1	(1,898,904)	(24,991)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(179,164)	99,713	(179,878)	(1,489)	1,791,885	(658,953)	(14,389)
Changes From Unit Transactions:
• Net unit transactions	(747,831)	(1,218,284)	(1,057,822)	7,186	23,525,962	(1,781,320)	(42,354)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(747,831)	(1,218,284)	(1,057,822)	7,186	23,525,962	(1,781,320)	(42,354)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(926,995)	(1,118,571)	(1,237,700)	5,697	25,317,847	(2,440,273)	(56,743)
NET ASSETS AT DECEMBER 31, 2018	2,252,858	4,908,314	2,402,573	34,975	159,354,608	22,695,100	105,006
Changes From Operations:
• Net investment income (loss)	50,480	154,141	66,021	981	3,133,572	1,755,968	1,601
• Net realized gain (loss) on investments	151,536	18,666	154,863	2,864	567	(237,939)	1,667
• Net change in unrealized appreciation or depreciation on investments	132,902	190,576	152,620	1,066	—	1,763,199	15,287
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	334,918	363,383	373,504	4,911	3,134,139	3,281,228	18,555
Changes From Unit Transactions:
• Net unit transactions	(309,853)	523,466	129,716	(39,886)	19,034,764	4,951,710	11,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(309,853)	523,466	129,716	(39,886)	19,034,764	4,951,710	11,320
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,065	886,849	503,220	(34,975)	22,168,903	8,232,938	29,875
NET ASSETS AT DECEMBER 31, 2019	$2,277,923	$5,795,163	$2,905,793	$—	$181,523,511	$30,928,038	$134,881

See accompanying notes.

	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$8,688,156	$77,549,372	$32,583,163	$12,279	$565,546	$36,889,645
Changes From Operations:
• Net investment income (loss)	86,313	1,388,617	824,721	83	18,447	859,029
• Net realized gain (loss) on investments	600,325	4,185,802	758,335	1,016	(932)	(316,055)
• Net change in unrealized appreciation or depreciation on investments	(1,182,140)	(13,347,897)	(4,755,269)	(2,115)	(8,969)	(759,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(495,502)	(7,773,478)	(3,172,213)	(1,016)	8,546	(216,502)
Changes From Unit Transactions:
• Net unit transactions	(1,568,280)	2,098,807	(5,838,539)	(3,627)	966,911	(5,228,729)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,568,280)	2,098,807	(5,838,539)	(3,627)	966,911	(5,228,729)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,063,782)	(5,674,671)	(9,010,752)	(4,643)	975,457	(5,445,231)
NET ASSETS AT DECEMBER 31, 2018	6,624,374	71,874,701	23,572,411	7,636	1,541,003	31,444,414
Changes From Operations:
• Net investment income (loss)	74,955	1,405,728	786,637	63	9,328	613,355
• Net realized gain (loss) on investments	729,378	2,575,893	168,233	(27)	8,607	1,023,149
• Net change in unrealized appreciation or depreciation on investments	405,317	15,714,530	2,681,255	1,776	13,016	1,670,256
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,209,650	19,696,151	3,636,125	1,812	30,951	3,306,760
Changes From Unit Transactions:
• Net unit transactions	(2,735,198)	(1,657,815)	(4,378,579)	(2,336)	(1,266,324)	(5,829,493)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,735,198)	(1,657,815)	(4,378,579)	(2,336)	(1,266,324)	(5,829,493)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,525,548)	18,038,336	(742,454)	(524)	(1,235,373)	(2,522,733)
NET ASSETS AT DECEMBER 31, 2019	$5,098,826	$89,913,037	$22,829,957	$7,112	$305,630	$28,921,681

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,471,339	$574,580	$2,961,478	$2,056,410	$—	$1,355,653	$24,086,918
Changes From Operations:
• Net investment income (loss)	45,226	26,434	114,921	55,833	—	33,446	692,047
• Net realized gain (loss) on investments	27,533	9,195	82,453	13,640	—	22,694	314,047
• Net change in unrealized appreciation or depreciation on investments	(153,433)	(71,848)	(736,226)	(276,978)	—	(152,480)	(4,649,255)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,674)	(36,219)	(538,852)	(207,505)	—	(96,340)	(3,643,161)
Changes From Unit Transactions:
• Net unit transactions	448,477	342,945	551,686	(771,306)	—	(243,907)	3,058,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	448,477	342,945	551,686	(771,306)	—	(243,907)	3,058,873
TOTAL INCREASE (DECREASE) IN NET ASSETS	367,803	306,726	12,834	(978,811)	—	(340,247)	(584,288)
NET ASSETS AT DECEMBER 31, 2018	1,839,142	881,306	2,974,312	1,077,599	—	1,015,406	23,502,630
Changes From Operations:
• Net investment income (loss)	23,088	24,142	174,007	33,048	1,068	16,279	1,275,545
• Net realized gain (loss) on investments	39,662	13,710	(23,641)	(62,580)	268	37,541	482,349
• Net change in unrealized appreciation or depreciation on investments	128,164	80,615	361,769	99,608	1,595	76,262	6,936,147
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	190,914	118,467	512,135	70,076	2,931	130,082	8,694,041
Changes From Unit Transactions:
• Net unit transactions	(1,027,021)	(37,757)	851,549	(262,022)	35,734	(481,916)	21,696,394
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,027,021)	(37,757)	851,549	(262,022)	35,734	(481,916)	21,696,394
TOTAL INCREASE (DECREASE) IN NET ASSETS	(836,107)	80,710	1,363,684	(191,946)	38,665	(351,834)	30,390,435
NET ASSETS AT DECEMBER 31, 2019	$1,003,035	$962,016	$4,337,996	$885,653	$38,665	$663,572	$53,893,065

See accompanying notes.

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$204,084	$4,609,431	$38,901,944	$8,452,276	$199,499	$772,628
Changes From Operations:
• Net investment income (loss)	3,721	101,982	503,282	149,141	2,592	3,281
• Net realized gain (loss) on investments	5,325	203,049	4,229,156	209,820	4,166	52,987
• Net change in unrealized appreciation or depreciation on investments	(31,290)	(809,407)	(8,708,939)	(869,342)	(15,582)	(93,084)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,244)	(504,376)	(3,976,501)	(510,381)	(8,824)	(36,816)
Changes From Unit Transactions:
• Net unit transactions	(35,217)	(392,423)	(3,084,865)	(1,167,873)	(112,430)	(594,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,217)	(392,423)	(3,084,865)	(1,167,873)	(112,430)	(594,110)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,461)	(896,799)	(7,061,366)	(1,678,254)	(121,254)	(630,926)
NET ASSETS AT DECEMBER 31, 2018	146,623	3,712,632	31,840,578	6,774,022	78,245	141,702
Changes From Operations:
• Net investment income (loss)	401	140,835	572,940	141,327	2,429	4,819
• Net realized gain (loss) on investments	(2,121)	139,035	5,295,389	166,978	1,708	3,337
• Net change in unrealized appreciation or depreciation on investments	7,983	779,925	3,302,841	858,348	8,629	22,731
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,263	1,059,795	9,171,170	1,166,653	12,766	30,887
Changes From Unit Transactions:
• Net unit transactions	(135,419)	868,104	8,497,673	(924,017)	(1,763)	48,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(135,419)	868,104	8,497,673	(924,017)	(1,763)	48,026
TOTAL INCREASE (DECREASE) IN NET ASSETS	(129,156)	1,927,899	17,668,843	242,636	11,003	78,913
NET ASSETS AT DECEMBER 31, 2019	$17,467	$5,640,531	$49,509,421	$7,016,658	$89,248	$220,615

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,893,626	$346,265,801	$—	$44,267,992	$5,295,605	$8,961,524	$32,967,455
Changes From Operations:
• Net investment income (loss)	10,692	6,359,470	—	447,768	129,322	183,656	731,268
• Net realized gain (loss) on investments	(66,541)	15,257,314	—	3,388,482	130,228	503,835	1,854,816
• Net change in unrealized appreciation or depreciation on investments	(118,007)	(37,461,914)	—	(9,036,785)	(768,209)	(1,078,948)	(4,659,353)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(173,856)	(15,845,130)	—	(5,200,535)	(508,659)	(391,457)	(2,073,269)
Changes From Unit Transactions:
• Net unit transactions	(1,412,937)	(1,719,385)	—	1,028,894	(1,148,204)	(555,970)	2,336,306
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,412,937)	(1,719,385)	—	1,028,894	(1,148,204)	(555,970)	2,336,306
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,586,793)	(17,564,515)	—	(4,171,641)	(1,656,863)	(947,427)	263,037
NET ASSETS AT DECEMBER 31, 2018	306,833	328,701,286	—	40,096,351	3,638,742	8,014,097	33,230,492
Changes From Operations:
• Net investment income (loss)	9,402	6,125,888	—	405,631	81,663	197,913	952,049
• Net realized gain (loss) on investments	5,593	34,033,895	—	4,105,331	(15,082)	1,078,165	4,516,826
• Net change in unrealized appreciation or depreciation on investments	33,230	62,487,381	—	5,344,038	650,031	(91,416)	695,535
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,225	102,647,164	—	9,855,000	716,612	1,184,662	6,164,410
Changes From Unit Transactions:
• Net unit transactions	2,748	(28,829,733)	47	(7,164,921)	(112,764)	(2,798,655)	(10,199,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,748	(28,829,733)	47	(7,164,921)	(112,764)	(2,798,655)	(10,199,541)
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,973	73,817,431	47	2,690,079	603,848	(1,613,993)	(4,035,131)
NET ASSETS AT DECEMBER 31, 2019	$357,806	$402,518,717	$47	$42,786,430	$4,242,590	$6,400,104	$29,195,361

See accompanying notes.

	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$29,293,498	$12,576,415	$3,418,312	$55,039,730	$30,840,615	$—
Changes From Operations:
• Net investment income (loss)	573,424	228,422	65,211	99,607	108,678	—
• Net realized gain (loss) on investments	961,225	596,399	104,780	8,637,905	4,710,293	—
• Net change in unrealized appreciation or depreciation on investments	(3,950,278)	(2,039,544)	(479,991)	(9,313,919)	(5,254,071)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,415,629)	(1,214,723)	(310,000)	(576,407)	(435,100)	—
Changes From Unit Transactions:
• Net unit transactions	2,521,843	1,324,994	316,079	(2,510,879)	(2,172,407)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,521,843	1,324,994	316,079	(2,510,879)	(2,172,407)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	106,214	110,271	6,079	(3,087,286)	(2,607,507)	—
NET ASSETS AT DECEMBER 31, 2018	29,399,712	12,686,686	3,424,391	51,952,444	28,233,108	—
Changes From Operations:
• Net investment income (loss)	769,010	243,516	73,133	33,254	40,767	1,626
• Net realized gain (loss) on investments	4,028,645	1,674,361	408,188	7,106,187	4,497,343	2,402
• Net change in unrealized appreciation or depreciation on investments	1,602,587	915,428	362,183	9,811,586	4,491,162	4,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,400,242	2,833,305	843,504	16,951,027	9,029,272	8,617
Changes From Unit Transactions:
• Net unit transactions	(6,060,927)	(5,410,719)	(694,956)	4,705,121	(6,504,137)	97,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,060,927)	(5,410,719)	(694,956)	4,705,121	(6,504,137)	97,836
TOTAL INCREASE (DECREASE) IN NET ASSETS	339,315	(2,577,414)	148,548	21,656,148	2,525,135	106,453
NET ASSETS AT DECEMBER 31, 2019	$29,739,027	$10,109,272	$3,572,939	$73,608,592	$30,758,243	$106,453

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount
NET ASSETS AT JANUARY 1, 2018	$11,350,052	$6,745,898	$7,043,264	$2,291,691	$495,245	$340,537	$16,245
Changes From Operations:
• Net investment income (loss)	192,398	140,786	—	12,176	1,074	176	—
• Net realized gain (loss) on investments	369,570	135,885	574,162	262,216	91,374	23,288	2,106
• Net change in unrealized appreciation or depreciation on investments	(1,192,002)	(1,270,361)	(468,227)	(536,510)	(133,381)	(28,647)	(3,000)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(630,034)	(993,690)	105,935	(262,118)	(40,933)	(5,183)	(894)
Changes From Unit Transactions:
• Net unit transactions	695,638	27,791	1,142,588	(470,215)	(150,526)	(324,994)	1,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	695,638	27,791	1,142,588	(470,215)	(150,526)	(324,994)	1,729
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,604	(965,899)	1,248,523	(732,333)	(191,459)	(330,177)	835
NET ASSETS AT DECEMBER 31, 2018	11,415,656	5,779,999	8,291,787	1,559,358	303,786	10,360	17,080
Changes From Operations:
• Net investment income (loss)	241,355	181,385	—	12,337	975	385	—
• Net realized gain (loss) on investments	1,240,496	68,475	392,154	212,842	9,352	(4)	1,525
• Net change in unrealized appreciation or depreciation on investments	2,183,283	859,739	452,107	166,288	69,977	1,921	4,961
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,665,134	1,109,599	844,261	391,467	80,304	2,302	6,486
Changes From Unit Transactions:
• Net unit transactions	80,917	(496,852)	(6,598,902)	(607,311)	(63,061)	2,012	1,906
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	80,917	(496,852)	(6,598,902)	(607,311)	(63,061)	2,012	1,906
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,746,051	612,747	(5,754,641)	(215,844)	17,243	4,314	8,392
NET ASSETS AT DECEMBER 31, 2019	$15,161,707	$6,392,746	$2,537,146	$1,343,514	$321,029	$14,674	$25,472

See accompanying notes.

	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Mid Cap Growth Series - Initial Class Subaccount	MFS® VIT New Discovery Series - Initial Class Subaccount	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$13,536	$68,590,784	$—	$8,851	$112,698	$47,922,431
Changes From Operations:
• Net investment income (loss)	223	50,208	—	—	630	1,170,608
• Net realized gain (loss) on investments	1,125	9,273,925	359	6,842	16,874	2,615,388
• Net change in unrealized appreciation or depreciation on investments	(3,137)	(7,601,445)	—	(17,256)	(23,504)	(6,773,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,789)	1,722,688	359	(10,414)	(6,000)	(2,987,824)
Changes From Unit Transactions:
• Net unit transactions	1,759	2,074,148	(359)	85,761	9,760	6,572,200
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,759	2,074,148	(359)	85,761	9,760	6,572,200
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30)	3,796,836	—	75,347	3,760	3,584,376
NET ASSETS AT DECEMBER 31, 2018	13,506	72,387,620	—	84,198	116,458	51,506,807
Changes From Operations:
• Net investment income (loss)	309	(22,708)	(456)	—	760	1,382,730
• Net realized gain (loss) on investments	595	13,652,166	544,609	494,963	18,554	1,800,659
• Net change in unrealized appreciation or depreciation on investments	2,194	10,983,095	(287,885)	(286,009)	16,682	7,393,353
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,098	24,612,553	256,268	208,954	35,996	10,576,742
Changes From Unit Transactions:
• Net unit transactions	1,968	(13,650,271)	6,369,699	3,004,584	(11,730)	709,634
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,968	(13,650,271)	6,369,699	3,004,584	(11,730)	709,634
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,066	10,962,282	6,625,967	3,213,538	24,266	11,286,376
NET ASSETS AT DECEMBER 31, 2019	$18,572	$83,349,902	$6,625,967	$3,297,736	$140,724	$62,793,183

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	MFS® VIT II Technology Portfolio - Initial Class Subaccount	MFS® VIT III Mid Cap Value Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$15,479,452	$2,670,076	$—	$2,470,392	$158,745	$4,080,244	$2,145,655
Changes From Operations:
• Net investment income (loss)	146,960	13,923	—	30,990	1,734	(6,905)	10,504
• Net realized gain (loss) on investments	157,619	300,498	—	215,487	20,099	345,985	185,179
• Net change in unrealized appreciation or depreciation on investments	(15,623)	(412,071)	—	(553,634)	(23,332)	(551,712)	(457,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	288,956	(97,650)	—	(307,157)	(1,499)	(212,632)	(261,915)
Changes From Unit Transactions:
• Net unit transactions	(7,499,679)	(48,557)	—	593,191	9,572	(433,669)	(429,373)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,499,679)	(48,557)	—	593,191	9,572	(433,669)	(429,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,210,723)	(146,207)	—	286,034	8,073	(646,301)	(691,288)
NET ASSETS AT DECEMBER 31, 2018	8,268,729	2,523,869	—	2,756,426	166,818	3,433,943	1,454,367
Changes From Operations:
• Net investment income (loss)	326,834	13,172	—	47,499	1,095	(5,610)	8,072
• Net realized gain (loss) on investments	315,912	320,695	495	277,368	25,943	462,952	213,334
• Net change in unrealized appreciation or depreciation on investments	1,290,021	344,740	4,309	894,209	(15,249)	558,588	25,169
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,932,767	678,607	4,804	1,219,076	11,789	1,015,930	246,575
Changes From Unit Transactions:
• Net unit transactions	(551,453)	(861,760)	51,193	4,401,647	(178,607)	(1,297,883)	(413,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(551,453)	(861,760)	51,193	4,401,647	(178,607)	(1,297,883)	(413,573)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,381,314	(183,153)	55,997	5,620,723	(166,818)	(281,953)	(166,998)
NET ASSETS AT DECEMBER 31, 2019	$9,650,043	$2,340,716	$55,997	$8,377,149	$—	$3,151,990	$1,287,369

See accompanying notes.

	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class Subaccount	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$9,716,545	$—	$968,233	$1,919,886	$6,803
Changes From Operations:
• Net investment income (loss)	—	196,095	10	25,240	77,932	42
• Net realized gain (loss) on investments	—	(668,974)	(43)	(12,037)	30,130	(136)
• Net change in unrealized appreciation or depreciation on investments	—	(865,481)	—	(39,043)	(114,721)	(119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(1,338,360)	(33)	(25,840)	(6,659)	(213)
Changes From Unit Transactions:
• Net unit transactions	—	(287,747)	33	77,677	1,616,006	(6,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(287,747)	33	77,677	1,616,006	(6,590)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(1,626,107)	—	51,837	1,609,347	(6,803)
NET ASSETS AT DECEMBER 31, 2018	—	8,090,438	—	1,020,070	3,529,233	—
Changes From Operations:
• Net investment income (loss)	69	414,307	471	26,694	276,993	—
• Net realized gain (loss) on investments	1,036	(995,902)	1	2,502	7,706	—
• Net change in unrealized appreciation or depreciation on investments	1,583	1,517,955	542	88,320	111,205	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,688	936,360	1,014	117,516	395,904	—
Changes From Unit Transactions:
• Net unit transactions	26,425	230,184	31,483	758,210	18,023,826	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,425	230,184	31,483	758,210	18,023,826	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,113	1,166,544	32,497	875,726	18,419,730	—
NET ASSETS AT DECEMBER 31, 2019	$29,113	$9,256,982	$32,497	$1,895,796	$21,948,963	$—

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$11,513,865	$809,526	$13,346,881
Changes From Operations:
• Net investment income (loss)	245,824	29,796	(11,317)
• Net realized gain (loss) on investments	1,155,052	4,241	(28,155)
• Net change in unrealized appreciation or depreciation on investments	(2,513,979)	(175,963)	309,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,113,103)	(141,926)	270,278
Changes From Unit Transactions:
• Net unit transactions	552,920	54,912	(1,797,239)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	552,920	54,912	(1,797,239)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(560,183)	(87,014)	(1,526,961)
NET ASSETS AT DECEMBER 31, 2018	10,953,682	722,512	11,819,920
Changes From Operations:
• Net investment income (loss)	136,170	6,770	914,466
• Net realized gain (loss) on investments	(455,332)	(50,971)	(52,904)
• Net change in unrealized appreciation or depreciation on investments	1,783,054	107,717	(605,507)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,463,892	63,516	256,055
Changes From Unit Transactions:
• Net unit transactions	(5,691,488)	(589,384)	557,394
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,691,488)	(589,384)	557,394
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,227,596)	(525,868)	813,449
NET ASSETS AT DECEMBER 31, 2019	$6,726,086	$196,644	$12,633,369

See accompanying notes.

	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount	Wells Fargo VT Discovery Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,235,896	$24,186	$89,846
Changes From Operations:
• Net investment income (loss)	24,279	376	—
• Net realized gain (loss) on investments	99,617	2,274	21,309
• Net change in unrealized appreciation or depreciation on investments	(305,368)	(6,070)	(44,473)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(181,472)	(3,420)	(23,164)
Changes From Unit Transactions:
• Net unit transactions	(7,115)	(1,363)	107,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,115)	(1,363)	107,792
TOTAL INCREASE (DECREASE) IN NET ASSETS	(188,587)	(4,783)	84,628
NET ASSETS AT DECEMBER 31, 2018	1,047,309	19,403	174,474
Changes From Operations:
• Net investment income (loss)	30,775	274	—
• Net realized gain (loss) on investments	195,485	400	17,103
• Net change in unrealized appreciation or depreciation on investments	(68,883)	1,765	38,871
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	157,377	2,439	55,974
Changes From Unit Transactions:
• Net unit transactions	(30,214)	(9,345)	(172,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,214)	(9,345)	(172,617)
TOTAL INCREASE (DECREASE) IN NET ASSETS	127,163	(6,906)	(116,643)
NET ASSETS AT DECEMBER 31, 2019	$1,174,472	$12,497	$57,831

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of six products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5 • Lincoln Corporate Exec VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-eight available mutual funds (the Funds) of twenty-seven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. Main Street Fund - Series I Shares**

Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Growth and Income Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Income & Growth Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I

American Funds Insurance Series®:

American Funds Bond Fund - Class 2

American Funds Capital Income Builder® - Class 2

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Bond Fund - Class 2

American Funds International Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:

BlackRock High Yield V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® International Value Equity Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Fidelity® VIP Real Estate Portfolio - Service Class**

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Global Trends Allocation Fund - Service Shares**

Goldman Sachs VIT Mid Cap Value Fund - Service Shares

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio - Class II**

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares**

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Mid Cap Growth Series - Initial Class

MFS® VIT New Discovery Series - Initial Class

MFS® VIT Research Series - Initial Class

MFS® VIT Total Return Bond Series - Initial Class**

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

MFS® VIT II Technology Portfolio - Initial Class

MFS® Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class

PIMCO VIT Real Return Portfolio - Administrative Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Multi-Asset Absolute Return Fund - Class IA**

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio

Wells Fargo Funds Trust:

Wells Fargo VT Discovery Fund - Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2019

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on

December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2018, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2018, the 2018 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2018:

BlackRock High Yield V.I. Fund - Class I	LVIP Loomis Sayles Global Growth Fund - Standard Class
Eaton Vance VT Floating-Rate Income Fund - Initial Class	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	LVIP SSGA Short-Term Bond Index Fund - Standard Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	MFS® VIT Mid Cap Growth Series - Initial Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	MFS® VIT II Technology Portfolio - Initial Class
LVIP JPMorgan Retirement Income Fund - Standard Class	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP Managed Risk Profile 2050 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class
Putnam VT Absolute Return 500 Fund - Class IA	Putnam VT Multi-Asset Absolute Return Fund - Class IA

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

Also during 2018, the LVIP BlackRock Multi-Asset Income Fund - Standard Class ceased to be available as an investment option to Variable Account contract owners.

During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	MFS® VIT Total Return Bond Series - Initial Class
Fidelity® VIP Real Estate Portfolio - Service Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Also during 2019, the following fund changed its names:

Previous Fund Name	New Fund Name
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class

Also during 2019, the AIM Variable Insurance Funds trust assumed the assets and liabilities of the Oppenheimer Variable Account Funds trust. The following funds were affected:

Predecessor Fund	Fund
Oppenheimer Main Street Fund/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Fund - Series I Shares
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Also during 2019, the following funds ceased to be available as investment options to Variable Account contract owners:

LVIP Goldman Sachs Income Builder Fund - Standard Class	Neuberger Berman AMT Large Cap Value Portfolio - I Class

During 2019, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL, Lincoln Corporate

Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

•  Lincoln Corporate Exec VUL at a daily rate of .0003288% to .0008767% (.12% to .32% on an annual basis)

For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees deducted as a monthly charge amounted to $3,435,966 and $3,506,460 for the years ended December 31, 2019 and 2018, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2019 and 2018, amounted to $5,321,234 and $5,745,708, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2019 and 2018, amounted to $34,000,086 and $33,420,457, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products. For the years ended December 31, 2019 and 2018, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2019		0.00%	0.10%	$16.29	$26.48	26,872	$530,385	30.03%	30.16%	0.40%
	2018		0.00%	0.20%	12.52	20.37	45,045	735,164	-9.95%	-9.80%	0.00%
	2017		0.00%	0.20%	13.90	22.60	52,916	980,624	36.40%	36.67%	0.45%
	2016		0.00%	0.40%	10.18	17.11	62,442	846,734	-1.03%	-0.62%	0.00%
	2015		0.00%	0.40%	14.94	17.29	65,662	911,416	2.48%	2.89%	0.00%
AB VPS Growth and Income Portfolio - Class A
	2019		0.00%	0.20%	20.25	36.74	45,531	1,315,912	23.67%	23.91%	1.22%
	2018		0.00%	0.20%	16.38	29.68	53,206	1,283,105	-5.80%	-5.61%	0.88%
	2017		0.00%	0.20%	17.39	31.47	85,364	2,100,629	18.69%	18.92%	1.44%
	2016		0.00%	0.20%	14.65	26.49	93,700	1,897,457	11.08%	11.30%	0.93%
	2015		0.00%	0.20%	13.19	23.83	114,329	2,145,333	1.50%	1.70%	1.30%
AB VPS International Value Portfolio - Class A
	2019		0.00%	0.20%	10.19	12.04	253,281	2,599,445	16.90%	17.14%	0.94%
	2018		0.00%	0.20%	8.82	10.30	262,662	2,303,990	-22.94%	-22.79%	1.69%
	2017		0.00%	0.20%	11.43	13.37	122,074	1,399,221	25.21%	25.42%	2.25%
	2016		0.00%	0.40%	8.73	10.68	128,106	1,170,720	-0.90%	-0.50%	1.13%
	2015		0.00%	0.40%	8.81	10.75	148,215	1,359,865	2.18%	2.59%	2.06%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Large Cap Growth Portfolio - Class A
	2019		0.10%	0.20%	$22.92	$49.42	70,392	$1,691,833	34.43%	34.56%	0.00%
	2018		0.10%	0.20%	17.04	36.73	80,488	1,534,885	2.38%	2.48%	0.00%
	2017		0.10%	0.20%	16.63	35.84	97,676	1,784,912	31.85%	31.85%	0.00%
	2016		0.10%	0.10%	27.18	27.18	105,520	1,433,089	2.53%	2.53%	0.00%
	2015		0.10%	0.10%	26.51	26.51	6,134	162,616	11.00%	11.00%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2019		0.00%	0.35%	13.78	43.13	475,872	12,861,625	19.68%	20.10%	0.61%
	2018		0.00%	0.35%	11.52	35.95	621,971	14,535,587	-15.33%	-15.03%	0.46%
	2017		0.00%	0.35%	13.60	42.35	694,698	19,344,126	12.75%	13.15%	0.47%
	2016		0.00%	0.40%	12.06	38.78	903,044	22,545,275	24.59%	25.09%	0.56%
	2015		0.00%	0.40%	12.23	31.13	895,098	19,408,136	-5.86%	-5.49%	0.79%
American Century VP Income & Growth Fund - Class I
	2019		0.00%	0.20%	19.37	35.63	339,532	5,776,272	23.70%	23.95%	2.08%
	2018		0.00%	0.20%	15.66	28.77	253,107	4,689,117	-7.05%	-6.87%	1.92%
	2017		0.00%	0.20%	16.84	30.93	274,277	5,553,740	20.24%	20.49%	2.39%
	2016		0.00%	0.20%	14.01	25.69	336,141	5,418,639	13.26%	13.48%	2.20%
	2015		0.00%	0.20%	17.60	22.66	286,461	3,865,754	-5.81%	-5.62%	2.10%
American Century VP Inflation Protection Fund - Class II
	2019		0.00%	0.20%	10.43	17.21	946,717	13,214,548	8.68%	8.90%	2.25%
	2018		0.00%	0.20%	9.60	15.82	1,131,397	15,128,796	-3.01%	-2.82%	2.85%
	2017		0.00%	0.20%	9.89	16.29	1,177,092	16,513,325	3.46%	3.67%	2.73%
	2016		0.00%	0.40%	9.56	15.73	1,076,494	14,062,100	3.98%	4.39%	1.65%
	2015		0.00%	0.40%	9.18	15.08	924,338	12,383,461	-2.86%	-2.47%	1.97%
American Century VP International Fund - Class I
	2019		0.00%	0.35%	12.44	29.48	70,250	863,633	27.96%	28.42%	0.74%
	2018		0.00%	0.35%	9.72	22.98	89,896	1,387,359	-15.51%	-15.22%	1.32%
	2017		0.00%	0.35%	11.51	27.13	109,099	1,879,851	30.75%	31.21%	0.85%
	2016		0.00%	0.35%	8.80	20.70	97,479	1,342,676	-5.82%	-5.50%	1.02%
	2015		0.00%	0.40%	13.72	21.93	120,673	1,787,324	0.36%	0.76%	0.45%
American Century VP Mid Cap Value - Class I
	2019		0.00%	0.00%	12.18	12.18	54,950	669,178	29.15%	29.15%	2.14%
	2018		0.00%	0.00%	9.43	9.43	66,628	628,256	-12.84%	-12.84%	1.55%
	2017	8/3/17	0.00%	0.00%	10.82	10.82	38,975	421,626	7.25%	7.25%	0.88%
American Funds Bond Fund - Class 2
	2019		0.00%	0.00%	11.89	11.89	17,558	208,822	9.36%	9.36%	2.76%
	2018		0.00%	0.00%	10.88	10.88	11,303	122,932	-0.71%	-0.71%	1.12%
	2017		0.00%	0.00%	10.95	10.95	10,879	119,163	3.66%	3.66%	1.86%
	2016		0.00%	0.00%	10.57	10.57	12,078	127,621	2.94%	2.94%	0.52%
	2015		0.00%	0.00%	10.26	10.26	4,273	43,857	0.27%	0.27%	1.26%
American Funds Capital Income Builder® - Class 2
	2019		0.00%	0.00%	12.39	12.39	18,697	231,677	17.89%	17.89%	2.98%
	2018		0.00%	0.00%	10.51	10.51	9,462	99,456	-7.08%	-7.08%	2.90%
	2017		0.00%	0.00%	11.31	11.31	14,750	166,865	13.04%	13.04%	2.92%
	2016	8/29/16	0.00%	0.00%	10.01	10.01	1,392	13,927	-2.32%	-2.32%	1.86%
American Funds Global Growth Fund - Class 2
	2019		0.00%	0.20%	17.55	45.44	980,057	33,664,596	35.01%	35.28%	1.17%
	2018		0.00%	0.20%	12.99	33.62	1,008,927	26,090,160	-9.22%	-9.04%	0.69%
	2017		0.00%	0.20%	14.30	37.00	984,829	27,792,903	31.21%	31.47%	0.74%
	2016		0.00%	0.40%	12.80	28.17	840,484	17,962,493	0.22%	0.62%	0.94%
	2015		0.00%	0.40%	12.74	28.03	612,773	13,222,475	6.51%	6.94%	1.04%
American Funds Global Small Capitalization Fund - Class 2
	2019		0.00%	0.20%	14.71	43.33	302,375	7,638,079	31.25%	31.52%	0.16%
	2018		0.00%	0.20%	11.20	32.98	312,471	6,048,609	-10.73%	-10.55%	0.08%
	2017		0.00%	0.20%	12.53	36.90	354,303	7,462,031	25.64%	25.89%	0.43%
	2016		0.00%	0.40%	9.96	31.83	356,864	5,823,079	1.69%	2.10%	0.16%
	2015		0.00%	0.40%	11.62	31.30	624,418	11,030,262	-0.13%	0.27%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2019		0.00%	0.35%	$20.10	$50.02	1,677,286	$50,365,394	30.32%	30.77%	0.75%
	2018		0.00%	0.35%	15.42	38.28	1,877,997	44,630,814	-0.60%	-0.25%	0.43%
	2017		0.00%	0.35%	15.51	38.42	2,091,461	50,586,512	27.84%	28.29%	0.51%
	2016		0.00%	0.40%	12.13	29.98	2,127,962	40,300,665	9.05%	9.49%	0.74%
	2015		0.00%	0.40%	11.12	27.41	1,795,401	37,425,811	6.43%	6.86%	0.56%
American Funds Growth-Income Fund - Class 2
	2019		0.00%	0.35%	17.60	40.45	624,203	16,580,339	25.70%	26.14%	1.64%
	2018		0.00%	0.35%	14.01	32.10	742,351	16,322,409	-2.13%	-1.79%	1.49%
	2017		0.00%	0.35%	14.31	32.72	721,109	16,068,517	21.95%	22.38%	1.35%
	2016		0.00%	0.40%	11.73	26.76	748,380	13,790,147	11.08%	11.52%	1.35%
	2015		0.00%	0.40%	10.56	24.02	836,732	14,088,805	1.05%	1.45%	1.31%
American Funds High-Income Bond Fund - Class 2
	2019		0.00%	0.35%	12.18	25.41	514,159	7,663,907	12.16%	12.55%	5.97%
	2018		0.00%	0.35%	10.86	22.60	586,825	8,378,676	-2.68%	-2.34%	6.48%
	2017		0.00%	0.35%	11.16	23.17	592,717	8,992,421	6.51%	6.89%	6.35%
	2016		0.00%	0.40%	10.47	21.70	684,077	9,550,280	17.22%	17.69%	6.20%
	2015		0.00%	0.40%	8.93	18.45	578,937	7,080,867	-7.67%	-7.30%	5.47%
American Funds International Fund - Class 2
	2019		0.00%	0.35%	12.87	34.20	4,905,056	102,369,804	22.45%	22.88%	1.45%
	2018		0.00%	0.35%	10.51	27.86	5,042,088	84,710,786	-13.43%	-13.13%	1.69%
	2017		0.00%	0.40%	12.14	32.98	5,150,230	99,856,565	31.61%	32.14%	1.30%
	2016		0.00%	0.40%	9.22	25.06	5,151,718	76,833,812	3.11%	3.53%	1.34%
	2015		0.00%	0.40%	10.40	24.30	4,577,607	74,297,085	-4.91%	-4.53%	1.51%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2019		0.00%	0.35%	11.04	16.75	566,538	7,354,787	4.93%	5.32%	2.31%
	2018		0.00%	0.35%	10.52	15.92	406,418	5,437,786	0.35%	0.73%	2.03%
	2017		0.00%	0.35%	10.49	15.82	368,319	4,810,121	1.22%	1.59%	1.34%
	2016		0.00%	0.40%	10.36	15.59	415,001	5,308,823	0.78%	1.19%	1.31%
	2015		0.00%	0.40%	10.28	15.42	322,174	3,935,502	1.18%	1.59%	1.15%
BlackRock Equity Dividend V.I. Fund - Class I
	2019		0.00%	0.00%	19.67	19.67	66,042	1,298,970	27.71%	27.71%	2.13%
	2018		0.00%	0.00%	15.40	15.40	53,842	829,238	-7.16%	-7.16%	1.96%
	2017		0.00%	0.00%	16.59	16.59	59,485	986,828	16.74%	16.74%	1.88%
	2016		0.00%	0.00%	14.21	14.21	49,942	709,728	16.39%	16.39%	1.84%
	2015		0.00%	0.00%	12.21	12.21	23,054	281,468	-0.61%	-0.61%	1.85%
BlackRock Global Allocation V.I. Fund - Class I
	2019		0.00%	0.20%	13.88	20.68	526,131	10,772,326	17.75%	17.99%	1.29%
	2018		0.00%	0.20%	11.79	17.53	624,413	10,717,755	-7.66%	-7.34%	0.97%
	2017		0.00%	0.20%	12.75	18.92	670,672	12,490,522	13.60%	13.86%	1.39%
	2016		0.00%	0.40%	11.22	16.61	628,976	10,335,562	3.70%	4.11%	1.68%
	2015		0.00%	0.40%	10.80	15.96	485,413	7,628,927	-1.11%	-0.71%	1.20%
BlackRock High Yield V.I. Fund - Class I
	2019	5/6/19	0.00%	0.00%	11.15	11.15	8,187	91,322	6.17%	6.17%	3.48%
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.25%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2019		0.00%	0.20%	14.10	14.20	11,645	164,945	24.82%	25.07%	0.80%
	2018		0.00%	0.20%	11.29	11.35	16,299	184,796	-8.53%	-8.34%	0.68%
	2017		0.00%	0.20%	12.39	12.39	9,433	116,672	16.29%	16.29%	0.65%
	2016	9/15/16	0.00%	0.00%	10.65	10.65	1,915	20,399	0.95%	0.95%	0.70%
ClearBridge Variable Mid Cap Portfolio - Class I
	2019		0.00%	0.20%	16.43	16.64	52,086	863,156	32.68%	32.95%	0.42%
	2018		0.00%	0.20%	12.39	12.51	84,783	1,058,848	-12.69%	-12.52%	0.53%
	2017		0.00%	0.20%	14.31	14.31	65,805	939,353	12.80%	12.80%	0.50%
	2016		0.00%	0.00%	12.68	12.68	44,036	558,497	9.34%	9.34%	0.77%
	2015		0.00%	0.00%	11.60	11.60	44,044	510,876	2.31%	2.31%	0.08%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2019		0.00%	0.20%	$17.97	$18.19	144,028	$2,613,360	26.62%	26.87%	0.00%
	2018		0.00%	0.20%	14.19	14.34	159,602	2,284,044	3.23%	3.44%	0.00%
	2017		0.00%	0.20%	13.75	13.86	164,895	2,282,261	24.02%	24.26%	0.00%
	2016		0.00%	0.20%	11.12	11.16	192,292	2,142,957	5.70%	5.80%	0.00%
	2015		0.00%	0.40%	10.55	10.55	119,448	1,258,082	-4.37%	-4.37%	0.00%
Delaware VIP® Diversified Income Series - Standard Class
	2019		0.00%	0.35%	11.52	22.79	1,922,894	35,832,308	10.05%	10.43%	2.75%
	2018		0.00%	0.35%	10.47	20.65	2,731,762	48,016,732	-2.47%	-2.12%	3.16%
	2017		0.00%	0.35%	10.73	21.12	2,929,053	52,617,570	4.85%	5.22%	2.69%
	2016		0.00%	0.40%	10.23	20.09	3,177,777	54,215,173	3.10%	3.52%	3.08%
	2015		0.00%	0.40%	9.92	19.43	3,250,868	53,688,211	-1.48%	-1.08%	2.98%
Delaware VIP® Emerging Markets Series - Standard Class
	2019		0.00%	0.20%	12.36	41.66	2,046,727	47,176,175	22.38%	22.63%	0.73%
	2018		0.00%	0.20%	10.09	34.01	2,233,357	42,767,690	-15.97%	-15.81%	3.45%
	2017		0.00%	0.40%	11.99	40.43	2,549,162	56,447,219	39.99%	40.55%	0.56%
	2016		0.00%	0.40%	8.54	28.80	2,405,152	38,831,077	13.48%	13.93%	0.99%
	2015		0.00%	0.40%	8.28	25.30	2,291,134	33,784,272	-14.85%	-14.51%	0.86%
Delaware VIP® High Yield Series - Standard Class
	2019		0.00%	0.20%	12.76	30.78	642,287	7,884,359	16.19%	16.43%	6.41%
	2018		0.00%	0.20%	10.98	26.46	455,654	7,693,315	-4.66%	-4.47%	6.11%
	2017		0.00%	0.20%	11.52	27.73	611,094	11,353,598	7.27%	7.49%	5.98%
	2016		0.00%	0.40%	10.74	25.82	647,843	10,901,118	12.71%	13.16%	7.17%
	2015		0.00%	0.40%	13.35	22.84	1,094,088	17,136,975	-6.97%	-6.60%	7.10%
Delaware VIP® International Value Equity Series - Standard Class
	2019		0.10%	0.20%	14.83	14.83	41,905	484,720	19.07%	19.07%	2.15%
	2018		0.20%	0.20%	12.46	12.46	29,452	366,876	-17.81%	-17.81%	2.67%
	2017		0.20%	0.20%	15.16	15.16	26,741	405,271	22.27%	22.27%	1.43%
	2016	1/29/16	0.20%	0.20%	12.40	12.40	20,797	257,778	10.41%	10.41%	0.61%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2019		0.00%	0.20%	11.03	15.18	1,797,897	24,196,855	4.99%	5.20%	2.70%
	2018		0.00%	0.20%	10.50	14.43	1,120,136	14,996,545	0.05%	0.25%	2.74%
	2017		0.00%	0.20%	10.50	14.39	719,244	8,996,924	1.96%	2.17%	2.05%
	2016		0.00%	0.40%	10.30	14.08	576,542	7,707,309	1.68%	2.09%	1.53%
	2015		0.00%	0.40%	10.11	13.80	406,151	5,497,239	0.38%	0.79%	1.70%
Delaware VIP® REIT Series - Standard Class
	2019		0.00%	0.35%	14.50	40.06	1,143,088	24,986,722	26.37%	26.81%	2.03%
	2018		0.00%	0.35%	11.47	31.62	1,109,270	20,314,311	-7.55%	-7.22%	2.21%
	2017		0.00%	0.40%	12.41	34.18	1,490,075	30,046,209	1.13%	1.54%	1.58%
	2016		0.00%	0.40%	12.26	33.80	1,539,228	30,973,922	5.45%	5.87%	1.12%
	2015		0.00%	0.40%	11.62	32.06	1,401,106	27,392,519	3.33%	3.75%	1.29%
Delaware VIP® Small Cap Value Series - Standard Class
	2019		0.00%	0.35%	14.61	45.31	2,245,075	60,144,129	27.69%	28.14%	1.05%
	2018		0.00%	0.35%	11.44	35.39	2,382,283	50,451,718	-17.01%	-16.72%	0.83%
	2017		0.00%	0.35%	13.79	42.54	2,321,815	58,281,168	11.66%	12.05%	0.85%
	2016		0.00%	0.40%	12.35	38.75	2,442,973	53,757,193	30.88%	31.41%	0.90%
	2015		0.00%	0.40%	9.43	29.61	2,336,455	44,299,693	-6.59%	-6.22%	0.72%
Delaware VIP® Smid Cap Core Series - Standard Class
	2019		0.00%	0.20%	17.00	46.49	329,563	11,575,747	29.37%	29.63%	0.73%
	2018		0.00%	0.35%	13.13	35.90	705,992	19,466,003	-12.43%	-12.12%	0.18%
	2017		0.00%	0.35%	14.95	40.89	877,759	25,863,331	18.23%	18.65%	0.29%
	2016		0.00%	0.40%	12.61	35.21	858,892	21,532,211	7.86%	8.29%	0.21%
	2015		0.00%	0.40%	13.77	32.64	778,615	17,956,968	7.11%	7.54%	0.37%
Delaware VIP® U.S. Growth Series - Standard Class
	2019		0.00%	0.20%	17.19	40.68	130,919	3,974,912	27.00%	27.25%	0.00%
	2018		0.00%	0.20%	13.52	32.00	153,501	3,681,817	-3.19%	-3.00%	0.00%
	2017		0.00%	0.20%	13.95	33.02	191,530	4,655,455	28.02%	28.28%	0.00%
	2016		0.00%	0.40%	10.89	25.77	556,559	11,307,969	-5.54%	-5.16%	0.61%
	2015		0.00%	0.40%	14.20	27.20	541,774	11,935,604	4.97%	5.39%	0.53%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Value Series - Standard Class
	2019		0.00%	0.20%	$15.99	$41.83	2,430,836	$69,857,948	19.73%	19.97%	1.78%
	2018		0.00%	0.20%	13.34	34.90	2,740,559	65,995,949	-2.93%	-2.73%	1.67%
	2017		0.00%	0.40%	13.73	35.92	3,072,982	75,182,676	13.34%	13.80%	1.74%
	2016		0.00%	0.40%	12.07	31.59	3,438,217	73,871,480	14.19%	14.65%	1.78%
	2015		0.00%	0.40%	13.03	27.58	3,009,543	63,722,889	-0.81%	-0.41%	1.71%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2019		0.00%	0.00%	16.07	16.07	57,056	916,785	14.68%	14.68%	3.56%
	2018		0.00%	0.00%	14.01	14.01	79,264	1,110,546	-9.14%	-9.14%	2.09%
	2017		0.00%	0.00%	15.42	15.42	93,468	1,441,249	7.41%	7.41%	2.23%
	2016		0.00%	0.00%	14.36	14.36	84,879	1,218,490	5.30%	5.30%	1.96%
	2015		0.00%	0.00%	13.63	13.63	79,806	1,088,019	-6.29%	-6.29%	3.08%
DWS Equity 500 Index VIP Portfolio - Class A
	2019		0.00%	0.20%	18.31	41.63	5,985,776	175,489,508	30.92%	31.19%	1.97%
	2018		0.00%	0.35%	13.97	31.76	6,456,302	147,285,637	-4.97%	-4.65%	1.70%
	2017		0.00%	0.40%	14.67	33.34	7,207,876	172,737,200	21.05%	21.53%	1.75%
	2016		0.00%	0.40%	14.70	27.46	8,140,660	161,517,274	11.15%	11.61%	1.87%
	2015		0.00%	0.40%	13.20	24.63	8,637,883	158,915,190	0.73%	1.13%	1.72%
DWS Small Cap Index VIP Portfolio - Class A
	2019		0.00%	0.35%	14.95	37.77	4,598,732	118,132,403	24.78%	25.22%	1.05%
	2018		0.00%	0.35%	11.98	30.19	4,545,607	93,891,828	-11.54%	-11.23%	0.95%
	2017		0.00%	0.40%	13.55	39.67	4,892,897	113,678,180	13.82%	14.33%	0.97%
	2016		0.00%	0.40%	11.89	34.85	5,547,233	113,232,668	20.54%	21.03%	1.03%
	2015		0.00%	0.40%	12.14	28.91	6,155,512	103,447,454	-4.98%	-4.60%	1.05%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2019		0.00%	0.00%	10.60	10.60	19,881	210,729	7.09%	7.09%	4.36%
	2018	2/22/18	0.00%	0.00%	9.90	9.90	39,942	396,397	-1.01%	-1.01%	2.26%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2019		0.00%	0.20%	14.82	25.77	66,346	954,503	17.92%	18.16%	1.42%
	2018		0.00%	0.20%	12.57	21.83	93,206	1,270,714	-5.63%	-5.44%	1.64%
	2017		0.00%	0.20%	13.32	23.11	93,708	1,350,067	13.71%	13.94%	1.79%
	2016		0.00%	0.20%	11.71	20.30	103,812	1,359,730	2.80%	3.01%	1.33%
	2015		0.00%	0.20%	11.39	19.73	110,080	1,444,342	-0.17%	0.03%	1.16%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2019		0.00%	0.35%	16.95	46.64	897,875	23,094,321	30.99%	31.45%	0.37%
	2018		0.00%	0.35%	12.94	35.51	1,032,747	24,989,288	-6.82%	-6.49%	0.60%
	2017		0.00%	0.35%	13.88	38.02	1,244,434	32,160,465	21.34%	21.76%	0.89%
	2016		0.00%	0.40%	11.44	31.47	1,498,016	32,168,836	7.48%	7.91%	0.48%
	2015		0.00%	0.40%	10.64	29.28	2,528,903	48,747,998	0.16%	0.56%	0.88%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2019		0.10%	0.20%	17.91	33.09	64,655	1,332,410	27.07%	27.20%	2.05%
	2018		0.10%	0.20%	14.09	26.01	56,008	1,010,470	-8.58%	-8.49%	1.95%
	2017		0.10%	0.20%	15.42	28.43	75,959	1,665,020	12.58%	12.69%	1.65%
	2016		0.10%	0.20%	13.69	25.23	77,686	1,515,084	17.67%	17.78%	2.22%
	2015		0.10%	0.20%	11.64	21.42	74,831	1,275,470	-4.28%	-4.18%	1.17%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2019		0.00%	0.20%	15.52	15.72	1,562,320	24,559,191	19.77%	20.01%	1.90%
	2018		0.00%	0.20%	12.96	13.10	1,857,044	24,320,016	-6.16%	-5.98%	1.50%
	2017		0.00%	0.20%	13.81	13.94	1,434,837	19,985,279	16.24%	16.47%	1.59%
	2016		0.00%	0.20%	11.88	11.97	890,407	10,648,723	5.83%	6.04%	1.49%
	2015		0.00%	0.40%	11.16	11.28	700,775	7,898,925	-0.76%	-0.37%	2.41%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2019		0.00%	0.00%	11.02	11.02	231,705	2,552,882	21.70%	21.70%	5.10%
	2018	4/5/18	0.00%	0.00%	9.05	9.05	8,933	80,873	-5.83%	-5.83%	2.73%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2019		0.00%	0.20%	$16.95	$17.18	1,344,366	$23,070,425	24.13%	24.37%	1.88%
	2018		0.00%	0.20%	13.66	13.81	1,433,753	19,786,784	-8.07%	-7.88%	1.43%
	2017		0.00%	0.20%	14.86	15.00	1,186,520	17,777,421	20.58%	20.82%	1.63%
	2016		0.00%	0.20%	12.32	12.41	717,181	8,892,034	6.31%	6.52%	1.23%
	2015		0.00%	0.40%	11.53	11.65	569,310	6,622,193	-0.73%	-0.34%	1.98%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2019		0.00%	0.00%	11.02	11.02	182,945	2,015,324	27.33%	27.33%	4.56%
	2018	4/5/18	0.00%	0.00%	8.65	8.65	8,777	75,938	-8.70%	-8.70%	2.77%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2019		0.00%	0.20%	17.82	18.06	770,739	13,907,108	28.14%	28.39%	1.68%
	2018		0.00%	0.20%	13.90	14.06	947,185	13,314,343	-10.12%	-9.94%	1.19%
	2017		0.00%	0.20%	15.47	15.62	859,218	13,412,237	23.17%	23.42%	1.70%
	2016		0.00%	0.20%	12.56	12.65	295,461	3,735,728	6.53%	6.75%	0.95%
	2015		0.00%	0.40%	11.73	11.85	298,020	3,528,765	-0.75%	-0.35%	2.01%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2019		0.00%	0.00%	11.02	11.02	26,502	292,058	28.41%	28.41%	4.55%
	2018	4/5/18	0.00%	0.00%	8.58	8.58	165	1,417	-9.31%	-9.31%	0.55%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2019		0.00%	0.20%	17.88	18.12	170,427	3,083,950	28.14%	28.39%	1.54%
	2018		0.00%	0.20%	13.95	14.11	203,139	2,863,843	-10.21%	-10.03%	1.14%
	2017		0.00%	0.20%	15.54	15.68	170,913	2,678,449	23.22%	23.46%	1.46%
	2016		0.00%	0.20%	12.61	12.70	122,315	1,552,388	6.54%	6.75%	1.38%
	2015		0.00%	0.40%	11.77	11.90	116,063	1,379,334	-0.78%	-0.38%	1.87%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
	2019	8/28/19	0.00%	0.00%	11.03	11.03	979	10,807	11.67%	11.67%	1.30%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
	2019	8/28/19	0.00%	0.00%	11.04	11.04	980	10,817	11.69%	11.69%	1.32%
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2019		0.00%	0.20%	12.93	13.11	328,791	4,308,196	11.65%	11.87%	2.68%
	2018		0.00%	0.20%	11.58	11.72	195,294	2,287,160	-2.31%	-2.12%	1.55%
	2017		0.00%	0.20%	11.86	11.97	240,021	2,870,745	8.28%	8.49%	1.53%
	2016		0.00%	0.20%	10.95	11.03	233,163	2,570,029	4.10%	4.32%	1.54%
	2015		0.00%	0.40%	10.46	10.58	208,397	2,200,738	-0.82%	-0.42%	1.92%
Fidelity® VIP Growth Portfolio - Service Class
	2019		0.00%	0.20%	26.06	44.08	494,460	10,422,811	33.92%	34.18%	0.19%
	2018		0.00%	0.35%	19.46	32.89	351,672	9,301,088	-0.62%	-0.27%	0.16%
	2017		0.00%	0.35%	19.55	33.01	336,966	8,859,877	34.53%	35.00%	0.12%
	2016		0.00%	0.40%	14.51	24.64	339,612	6,617,494	0.31%	0.71%	0.00%
	2015		0.00%	0.40%	14.44	24.57	403,077	7,980,228	6.62%	7.05%	0.12%
Fidelity® VIP High Income Portfolio - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.21%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2019		0.00%	0.20%	12.13	12.13	1,422,328	17,203,598	9.58%	9.58%	3.13%
	2018		0.00%	0.00%	11.07	11.07	729,047	8,071,127	-0.63%	-0.63%	2.22%
	2017		0.00%	0.00%	11.14	11.14	719,809	8,019,545	4.16%	4.16%	2.30%
	2016		0.00%	0.00%	10.70	10.70	558,176	5,970,507	4.63%	4.63%	2.66%
	2015		0.00%	0.00%	10.22	10.22	420,466	4,298,576	-0.71%	-0.71%	8.61%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2019		0.00%	0.35%	14.14	30.83	502,654	12,605,170	22.92%	23.35%	0.56%
	2018		0.00%	0.35%	11.50	25.00	1,118,344	26,114,126	-14.94%	-14.64%	0.54%
	2017		0.00%	0.35%	13.52	33.77	1,342,443	37,352,947	20.28%	20.70%	0.63%
	2016		0.00%	0.40%	11.24	28.01	1,411,949	32,575,453	11.67%	12.11%	0.36%
	2015		0.00%	0.40%	10.06	25.01	1,844,442	38,385,093	-1.89%	-1.50%	0.48%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Overseas Portfolio - Service Class
	2019		0.00%	0.35%	$12.69	$27.91	121,844	$2,308,430	27.23%	27.67%	1.69%
	2018		0.00%	0.35%	9.97	21.88	130,921	2,061,784	-15.18%	-14.88%	1.60%
	2017		0.00%	0.35%	11.76	25.74	148,685	2,741,306	29.65%	30.10%	0.83%
	2016		0.00%	0.40%	9.07	20.38	328,686	4,650,283	-5.50%	-5.12%	1.27%
	2015		0.00%	0.40%	9.59	21.56	343,307	5,098,632	3.08%	3.49%	1.29%
Franklin Income VIP Fund - Class 1
	2019		0.00%	0.35%	12.37	23.21	577,930	10,094,537	16.01%	16.42%	5.31%
	2018		0.00%	0.35%	10.67	19.93	533,028	8,075,770	-4.43%	-4.09%	5.40%
	2017		0.00%	0.35%	11.16	20.79	887,286	17,604,966	9.56%	9.94%	3.92%
	2016		0.00%	0.35%	10.19	18.91	831,861	14,609,967	13.94%	14.33%	4.71%
	2015		0.00%	0.35%	8.94	16.54	786,653	11,951,560	-7.16%	-6.84%	4.86%
Franklin Mutual Shares VIP Fund - Class 1
	2019		0.00%	0.20%	13.44	22.24	173,955	3,187,397	22.68%	22.92%	2.05%
	2018		0.00%	0.20%	10.94	18.10	186,660	2,782,606	-9.04%	-8.86%	2.41%
	2017		0.00%	0.20%	12.02	19.85	237,998	3,923,075	8.42%	8.64%	2.51%
	2016		0.00%	0.40%	13.44	18.28	171,788	2,848,742	15.89%	16.35%	1.78%
	2015		0.00%	0.40%	11.57	15.71	233,672	3,644,080	-5.07%	-4.69%	3.30%
Franklin Rising Dividends VIP Fund - Class 1
	2019		0.00%	0.00%	21.02	21.02	26,012	546,901	29.58%	29.58%	1.48%
	2018		0.00%	0.00%	16.22	16.22	29,829	483,969	-4.84%	-4.84%	1.45%
	2017		0.00%	0.00%	17.05	17.05	44,217	753,906	20.85%	20.85%	1.62%
	2016		0.00%	0.00%	14.11	14.11	62,377	880,068	16.33%	16.33%	1.39%
	2015		0.00%	0.00%	12.13	12.13	54,529	661,354	-3.42%	-3.42%	1.70%
Franklin Small Cap Value VIP Fund - Class 2
	2019		0.00%	0.00%	18.23	18.23	62,651	1,142,275	26.35%	26.35%	1.11%
	2018		0.00%	0.10%	14.35	14.43	72,188	1,038,459	-12.96%	-12.88%	0.89%
	2017		0.00%	0.10%	16.49	16.56	87,809	1,450,802	10.54%	10.65%	0.58%
	2016		0.00%	0.10%	14.91	14.97	123,068	1,839,834	30.06%	30.19%	0.59%
	2015		0.00%	0.10%	11.50	11.50	62,876	721,556	-7.39%	-7.39%	0.17%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2019		0.00%	0.35%	15.83	39.61	24,360	804,254	31.34%	31.80%	0.00%
	2018		0.00%	0.35%	12.06	30.08	33,170	865,963	-5.52%	-5.15%	0.00%
	2017		0.00%	0.35%	12.76	31.75	31,075	858,328	21.32%	21.75%	0.00%
	2016		0.00%	0.35%	10.52	26.10	62,392	1,286,909	4.04%	4.40%	0.00%
	2015		0.00%	0.35%	16.46	25.03	65,458	1,293,252	-2.64%	-2.44%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2019		0.10%	0.20%	27.96	27.96	15,654	166,068	31.16%	31.16%	0.00%
	2018		0.20%	0.35%	21.05	21.32	10,552	224,839	-5.68%	-5.56%	0.00%
	2017		0.20%	0.35%	22.31	22.57	11,067	249,702	20.99%	21.16%	0.00%
	2016		0.20%	0.35%	18.44	18.63	9,350	174,117	3.81%	3.96%	0.00%
	2015		0.20%	0.35%	17.77	17.92	21,890	392,172	-3.00%	-2.85%	0.00%
Franklin U.S. Government Securities VIP Fund - Class 1
	2019		0.00%	0.00%	14.91	14.91	457,864	6,828,840	5.47%	5.47%	3.19%
	2018		0.00%	0.00%	14.14	14.14	372,067	5,261,381	0.60%	0.60%	2.91%
	2017		0.00%	0.00%	14.06	14.06	435,074	6,115,781	1.66%	1.66%	2.82%
	2016		0.00%	0.00%	13.83	13.83	429,033	5,932,635	0.90%	0.90%	2.59%
	2015		0.00%	0.00%	13.70	13.70	386,705	5,299,691	0.71%	0.71%	2.71%
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	2018		0.00%	0.20%	10.95	11.05	6,291,478	68,892,369	-4.53%	-4.34%	0.66%
	2017		0.00%	0.20%	11.47	11.55	6,309,445	72,364,749	12.88%	13.11%	0.31%
	2016		0.00%	0.20%	10.16	10.16	6,327,262	64,285,894	4.13%	4.13%	0.27%
	2015		0.20%	0.20%	9.76	9.76	6,344,125	61,901,499	-6.00%	-6.00%	0.11%
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	2019		0.00%	0.20%	17.13	25.02	84,772	2,056,950	30.91%	31.17%	0.54%
	2018		0.00%	0.20%	13.09	19.07	229,880	4,334,055	-10.88%	-10.70%	0.47%
	2017		0.00%	0.20%	14.68	21.36	273,454	5,760,187	10.63%	10.85%	0.46%
	2016		0.00%	0.20%	19.17	19.27	333,452	6,339,545	13.16%	13.28%	1.03%
	2015		0.00%	0.40%	17.01	17.01	324,106	5,507,793	-9.52%	-9.52%	0.13%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco Oppenheimer V.I. Main Street Fund - Series I Shares
	2015		0.20%	0.20%	$19.15	$19.15	30,969	$593,220	3.12%	3.12%	0.94%
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares
	2019		0.00%	0.00%	14.39	14.39	31,762	456,991	26.47%	26.47%	0.31%
	2018		0.00%	0.00%	11.38	11.38	5,213	59,311	-10.32%	-10.32%	0.33%
	2017		0.00%	0.00%	12.69	12.69	7,696	97,631	14.16%	14.16%	0.62%
	2016		0.00%	0.00%	11.11	11.11	4,563	50,704	18.05%	18.05%	0.60%
	2015	11/13/15	0.00%	0.00%	9.41	9.41	604	5,685	0.05%	0.05%	0.00%
Invesco V.I. Comstock Fund - Series I Shares
	2019		0.00%	0.00%	14.97	14.97	44,564	667,007	25.30%	25.30%	2.00%
	2018		0.00%	0.00%	11.95	11.95	48,673	581,402	-12.16%	-12.16%	1.79%
	2017	4/25/17	0.00%	0.00%	13.60	13.60	1,389	18,889	15.14%	15.14%	2.03%
Invesco V.I. Growth and Income Fund - Series I Shares
	2019		0.00%	0.00%	25.90	25.90	75,935	1,966,413	25.19%	25.19%	1.93%
	2018		0.00%	0.00%	20.69	20.69	61,595	1,274,117	-13.38%	-13.38%	1.85%
	2017		0.00%	0.00%	23.88	23.88	85,557	2,043,181	14.32%	14.32%	1.61%
	2016		0.00%	0.00%	20.89	20.89	79,071	1,651,784	19.69%	19.69%	1.11%
	2015		0.00%	0.00%	17.45	17.45	62,203	1,085,604	-3.06%	-3.06%	3.20%
Ivy VIP Asset Strategy Portfolio - Class II
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2018	6/15/18	0.00%	0.00%	11.22	11.22	3,086	34,637	-9.02%	-9.02%	1.75%
Janus Henderson Balanced Portfolio - Institutional Shares
	2019		0.10%	0.20%	23.78	23.78	495,069	5,211,187	22.34%	22.34%	1.81%
	2018		0.20%	0.35%	19.18	19.44	364,977	7,094,126	0.33%	0.48%	1.89%
	2017		0.20%	0.35%	19.12	19.34	168,843	3,266,134	18.02%	18.19%	1.60%
	2016		0.20%	0.35%	16.20	16.37	184,000	3,011,465	4.24%	4.39%	1.99%
	2015		0.20%	0.35%	15.54	15.68	176,424	2,765,938	0.27%	0.42%	1.59%
Janus Henderson Balanced Portfolio - Service Shares
	2019		0.10%	0.35%	15.50	38.21	170,890	3,953,252	21.85%	22.15%	1.48%
	2018		0.10%	0.35%	12.72	31.28	421,455	9,715,564	0.08%	0.33%	1.53%
	2017		0.10%	0.35%	12.71	31.18	265,440	4,718,345	17.72%	18.02%	1.41%
	2016		0.10%	0.40%	10.80	26.42	269,008	4,182,579	3.91%	4.22%	1.79%
	2015		0.10%	0.40%	10.39	25.35	270,038	4,186,332	0.01%	0.31%	1.42%
Janus Henderson Enterprise Portfolio - Institutional Shares
	2019		0.10%	0.20%	40.12	40.12	609,759	6,948,917	35.21%	35.21%	0.20%
	2018		0.20%	0.35%	29.32	29.67	193,426	5,739,407	-0.76%	-0.61%	0.23%
	2017		0.20%	0.35%	29.54	29.86	233,473	6,970,444	27.07%	27.16%	0.25%
	2016		0.20%	0.35%	23.25	23.48	244,978	5,751,565	12.02%	12.14%	0.13%
	2015		0.20%	0.35%	20.75	20.94	251,806	5,271,967	3.70%	3.82%	0.64%
Janus Henderson Enterprise Portfolio - Service Shares
	2019		0.10%	0.20%	26.38	68.01	440,789	11,694,898	34.89%	35.02%	0.05%
	2018		0.10%	0.20%	19.55	50.37	428,355	8,625,096	-0.87%	-0.76%	0.10%
	2017		0.10%	0.20%	19.72	50.76	452,395	9,747,281	26.83%	26.96%	0.14%
	2016		0.10%	0.20%	15.55	39.98	457,863	7,781,299	11.88%	11.99%	0.03%
	2015		0.10%	0.40%	13.90	36.06	61,785	1,430,719	3.36%	3.66%	0.49%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2019		0.10%	0.20%	14.50	14.50	16,724	171,531	9.35%	9.35%	3.00%
	2018		0.20%	0.20%	13.26	13.26	17,972	238,305	-1.20%	-1.20%	2.79%
	2017		0.20%	0.20%	13.42	13.42	24,393	327,385	3.41%	3.41%	2.23%
	2016		0.20%	0.20%	12.98	12.98	158,051	2,051,211	2.26%	2.26%	2.54%
	2015		0.20%	0.20%	12.69	12.69	180,687	2,293,154	0.02%	0.02%	0.46%
Janus Henderson Flexible Bond Portfolio - Service Shares
	2019		0.00%	0.35%	11.29	20.65	276,265	3,331,225	8.90%	9.28%	2.82%
	2018		0.00%	0.35%	10.37	18.91	289,937	3,289,467	-1.63%	-1.29%	2.64%
	2017		0.00%	0.35%	10.54	19.18	302,515	3,553,555	2.99%	3.35%	2.52%
	2016		0.00%	0.35%	10.23	18.57	318,618	3,702,231	1.86%	2.22%	2.47%
	2015		0.00%	0.35%	10.04	18.19	181,876	2,694,534	-0.41%	-0.06%	1.39%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Global Research Portfolio - Institutional Shares
	2019		0.10%	0.35%	$23.12	$23.45	36,284	$514,601	28.63%	28.79%	1.00%
	2018		0.20%	0.35%	17.97	18.21	21,862	397,956	-7.17%	-7.05%	1.16%
	2017		0.20%	0.35%	19.36	19.59	26,923	527,282	26.57%	26.77%	0.82%
	2016		0.20%	0.35%	15.30	15.45	26,640	411,553	1.71%	1.86%	0.99%
	2015		0.20%	0.35%	15.04	15.17	29,870	453,030	-2.62%	-2.48%	0.64%
Janus Henderson Global Research Portfolio - Service Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
	2017		0.20%	0.20%	20.93	20.93	15,030	314,632	26.43%	26.43%	0.72%
	2016		0.20%	0.20%	16.56	16.56	19,134	316,819	1.61%	1.61%	0.76%
	2015		0.20%	0.20%	16.30	16.30	29,524	481,089	-2.73%	-2.73%	0.53%
Janus Henderson Global Technology Portfolio - Service Shares
	2019		0.10%	0.20%	46.62	46.62	12,117	132,142	44.52%	44.52%	0.00%
	2018		0.20%	0.20%	32.26	32.26	5,550	179,010	0.71%	0.71%	0.00%
	2017		0.20%	0.20%	32.03	32.03	7,453	238,725	44.62%	44.62%	0.00%
	2016		0.20%	0.20%	22.15	22.15	9,108	201,715	13.62%	13.62%	0.08%
	2015		0.20%	0.20%	19.49	19.49	11,705	228,158	4.44%	4.44%	0.00%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2019		0.00%	0.20%	11.71	11.87	343,365	4,059,978	7.96%	8.18%	2.54%
	2018		0.00%	0.20%	10.85	10.97	360,852	3,946,958	-0.15%	0.05%	1.76%
	2017		0.00%	0.20%	10.96	10.96	210,896	2,309,145	3.57%	3.57%	2.92%
	2016		0.00%	0.00%	10.59	10.59	95,520	1,011,126	2.12%	2.12%	2.47%
	2015		0.00%	0.00%	10.37	10.37	52,755	546,870	1.12%	1.12%	1.64%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2019		0.00%	0.00%	13.43	13.43	5,869	78,827	16.87%	16.87%	2.16%
	2018		0.00%	0.00%	11.49	11.49	5,966	68,566	-6.06%	-6.06%	0.00%
	2017	3/2/17	0.00%	0.00%	12.23	12.23	6,344	77,616	11.99%	11.99%	1.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2019		0.00%	0.00%	12.63	12.63	3,984	50,315	14.56%	14.56%	3.37%
	2018		0.00%	0.00%	11.02	11.02	3,674	40,502	-4.63%	-4.63%	0.00%
	2017	4/17/17	0.00%	0.00%	11.56	11.56	4,361	50,411	8.29%	8.29%	3.88%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	2016	12/9/16	0.00%	0.00%	10.87	10.87	21,842	237,524	-2.07%	-2.07%	0.00%
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2015		0.00%	0.00%	10.64	10.64	2,252	23,962	1.96%	1.96%	1.93%
LVIP Baron Growth Opportunities Fund - Service Class
	2019		0.00%	0.35%	17.42	52.41	1,405,509	44,519,856	35.91%	36.38%	0.00%
	2018		0.00%	0.35%	12.81	38.47	1,362,793	33,202,554	-4.27%	-3.93%	0.00%
	2017		0.00%	0.35%	13.39	40.08	1,498,460	37,983,192	26.79%	27.24%	0.00%
	2016		0.00%	0.40%	10.56	31.90	1,798,963	36,631,906	5.15%	5.57%	0.44%
	2015		0.00%	0.40%	10.04	30.34	2,072,615	42,689,952	-5.15%	-4.77%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2019		0.00%	0.20%	21.48	38.67	6,705	238,742	36.46%	36.72%	0.00%
	2018		0.00%	0.20%	15.74	28.28	8,377	221,793	-3.89%	-3.70%	0.00%
	2017		0.00%	0.20%	16.38	29.37	15,931	452,248	27.30%	27.56%	0.00%
	2016		0.00%	0.20%	12.87	23.02	17,104	306,534	5.62%	5.83%	0.63%
	2015		0.00%	0.20%	21.75	21.75	19,252	336,579	-4.53%	-4.53%	0.00%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2019		0.00%	0.20%	15.08	20.46	74,623	1,331,527	18.35%	18.59%	1.81%
	2018		0.00%	0.20%	12.74	17.29	85,589	1,368,693	-8.09%	-7.91%	1.99%
	2017		0.00%	0.20%	13.86	18.81	111,724	1,971,955	16.19%	16.43%	1.76%
	2016		0.00%	0.20%	11.93	16.19	132,141	1,985,146	11.74%	11.97%	1.71%
	2015		0.00%	0.20%	14.11	14.49	183,667	2,503,268	-5.06%	-4.87%	1.72%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.21%
	2015		0.00%	0.00%	7.91	7.91	6,261	49,515	-15.01%	-15.01%	1.30%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Global Real Estate Fund - Standard Class
	2019		0.00%	0.20%	$13.12	$19.26	272,465	$3,636,881	24.66%	24.92%	3.75%
	2018		0.00%	0.20%	10.52	15.45	273,903	2,927,868	-8.54%	-8.34%	3.55%
	2017		0.00%	0.20%	11.51	16.89	361,474	4,212,693	10.64%	10.87%	4.35%
	2016		0.00%	0.20%	10.40	15.26	384,455	4,125,634	0.98%	1.18%	3.53%
	2015		0.00%	0.40%	10.02	15.11	480,514	5,076,304	-1.62%	-1.22%	2.93%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2019		0.00%	0.20%	10.25	12.59	938,183	11,769,444	5.68%	5.89%	2.41%
	2018		0.00%	0.20%	9.70	11.89	722,238	8,332,016	0.07%	0.27%	5.15%
	2017		0.00%	0.20%	9.69	11.85	935,498	10,788,202	1.98%	2.18%	1.66%
	2016		0.00%	0.20%	9.51	11.60	909,953	10,492,319	3.36%	3.57%	1.20%
	2015		0.00%	0.40%	10.95	11.20	865,050	9,678,373	-3.21%	-2.82%	1.20%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.04%
	2017		0.00%	0.00%	10.83	10.83	92,270	999,312	5.93%	5.93%	3.27%
	2016		0.00%	0.00%	10.22	10.22	92,063	941,257	7.01%	7.01%	6.03%
	2015		0.00%	0.00%	9.55	9.55	6,142	58,679	-3.92%	-3.92%	3.82%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2019		0.00%	0.20%	22.13	30.14	66,112	1,296,988	19.69%	19.93%	0.63%
	2018		0.00%	0.20%	18.49	25.15	67,625	1,395,843	-4.51%	-4.31%	0.66%
	2017		0.00%	0.20%	19.36	26.32	84,159	1,795,957	25.88%	26.13%	0.65%
	2016		0.00%	0.20%	12.31	20.88	96,460	1,564,616	-1.51%	-1.31%	0.41%
	2015		0.00%	0.20%	15.62	21.18	119,271	1,959,959	1.14%	1.34%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.20%	16.26	18.61	44,357	820,948	24.67%	24.92%	0.00%
	2018		0.00%	0.20%	13.04	14.90	40,870	604,837	0.16%	0.36%	0.00%
	2017		0.00%	0.20%	13.02	14.85	80,949	1,196,833	25.31%	25.56%	0.00%
	2016		0.00%	0.20%	10.39	11.82	74,631	878,140	2.06%	2.26%	0.00%
	2015		0.00%	0.20%	10.18	11.56	88,046	1,013,897	-4.39%	-4.20%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.14%
	2018		0.00%	0.00%	10.84	10.84	4,881	52,908	-5.54%	-5.54%	1.60%
	2017		0.00%	0.00%	11.48	11.48	596	6,835	18.04%	18.04%	0.76%
	2016		0.00%	0.00%	9.72	9.72	1,119	10,878	3.78%	3.78%	0.63%
	2015	6/2/15	0.00%	0.00%	9.37	9.37	1,982	18,570	-6.75%	-6.75%	0.84%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
	2019	5/24/19	0.00%	0.00%	10.87	10.87	5,892	64,058	12.54%	12.54%	1.46%
LVIP Delaware Bond Fund - Standard Class
	2019		0.00%	0.35%	11.66	20.91	13,714,371	208,744,884	8.82%	9.21%	3.07%
	2018		0.00%	0.35%	10.72	19.17	14,698,454	206,863,915	-1.18%	-0.83%	3.30%
	2017		0.00%	0.40%	10.84	25.25	14,343,562	203,222,211	3.97%	4.37%	2.98%
	2016		0.00%	0.40%	10.43	24.28	12,843,768	174,332,327	2.31%	2.72%	2.65%
	2015		0.00%	0.40%	10.19	23.73	11,870,502	159,369,976	-0.02%	0.39%	2.35%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2019		0.00%	0.20%	10.81	11.69	41,365	483,437	4.39%	4.60%	1.63%
	2018		0.00%	0.20%	10.35	11.17	72,511	810,202	-0.02%	0.27%	3.76%
	2017		0.00%	0.20%	10.35	11.14	102,590	1,143,280	2.25%	2.54%	0.98%
	2016		0.00%	0.20%	10.13	10.87	79,956	863,029	2.05%	2.25%	0.00%
	2015		0.00%	0.20%	9.92	10.63	60,451	636,835	-0.91%	-0.71%	1.26%
LVIP Delaware Social Awareness Fund - Standard Class
	2019		0.00%	0.20%	17.29	43.62	119,837	2,040,762	31.71%	31.98%	2.03%
	2018		0.00%	0.20%	13.12	33.08	88,802	1,776,368	-4.78%	-4.56%	1.04%
	2017		0.00%	0.20%	13.76	34.70	125,076	2,875,033	19.95%	20.19%	1.31%
	2016		0.00%	0.40%	11.46	28.90	122,765	2,350,075	6.22%	6.64%	1.42%
	2015		0.00%	0.40%	18.74	27.13	132,731	2,456,048	-1.05%	-0.66%	1.18%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund - Standard Class
	2019		0.00%	0.20%	$15.86	$24.76	899,846	$21,956,158	30.17%	30.43%	1.13%
	2018		0.00%	0.20%	12.17	18.98	1,038,519	19,449,631	-14.92%	-14.75%	1.40%
	2017		0.00%	0.20%	14.30	22.27	1,035,605	22,554,765	17.52%	17.75%	1.35%
	2016		0.00%	0.40%	15.20	18.91	1,039,415	19,122,979	19.88%	20.40%	1.74%
	2015		0.00%	0.40%	12.65	15.71	921,853	14,429,247	-0.14%	0.26%	0.88%
LVIP Delaware Wealth Builder Fund - Standard Class
	2019		0.00%	0.20%	14.55	27.40	30,648	428,414	15.67%	15.90%	2.66%
	2018		0.00%	0.20%	12.58	23.66	42,255	753,417	-5.41%	-5.22%	2.97%
	2017		0.00%	0.20%	13.30	24.99	45,915	871,578	12.07%	12.29%	2.29%
	2016		0.00%	0.40%	11.87	22.28	52,906	865,499	5.25%	5.62%	1.68%
	2015		0.00%	0.40%	14.77	21.11	42,759	734,645	-1.73%	-1.33%	1.60%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	12.21	12.21	66,984	818,021	16.81%	16.81%	2.64%
	2018		0.00%	0.00%	10.45	10.45	76,848	803,410	-16.08%	-16.08%	1.77%
	2017		0.00%	0.00%	12.46	12.46	88,778	1,106,014	26.16%	26.16%	2.47%
	2016		0.00%	0.00%	9.87	9.87	83,685	826,374	1.97%	1.97%	2.00%
	2015		0.00%	0.00%	9.68	9.68	93,229	902,799	-3.97%	-3.97%	0.75%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2019		0.00%	0.20%	21.28	31.44	445,172	13,941,313	29.85%	30.11%	1.87%
	2018		0.00%	0.20%	16.39	24.16	494,215	11,883,709	-7.48%	-7.29%	1.51%
	2017		0.00%	0.20%	17.72	26.06	514,466	13,344,446	20.63%	20.88%	1.48%
	2016		0.00%	0.40%	14.68	21.97	549,136	11,728,774	13.95%	14.41%	1.57%
	2015		0.00%	0.40%	18.85	19.28	610,382	11,472,245	-2.40%	-2.00%	1.74%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2019	8/26/19	0.00%	0.00%	15.56	15.56	8,188	127,382	14.16%	14.16%	1.58%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	19.80	19.80	67,970	1,345,760	19.58%	19.58%	1.33%
	2018		0.00%	0.00%	16.56	16.56	48,961	810,706	-7.79%	-7.79%	0.48%
	2017		0.00%	0.20%	14.42	17.96	128,118	1,959,586	18.93%	19.17%	1.18%
	2016		0.00%	0.40%	15.07	15.07	118,184	1,614,031	11.13%	11.13%	3.97%
	2015		0.00%	0.00%	13.56	13.56	21,484	291,308	-7.61%	-7.61%	0.16%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2019		0.00%	0.20%	11.31	12.57	109,601	1,376,844	7.26%	7.48%	2.83%
	2018		0.00%	0.20%	10.54	11.70	83,166	971,851	-0.36%	-0.15%	2.46%
	2017		0.00%	0.20%	10.58	11.71	70,354	823,234	2.73%	2.94%	1.66%
	2016		0.00%	0.20%	10.30	11.38	96,358	1,092,244	1.90%	2.11%	1.67%
	2015		0.00%	0.40%	10.94	11.14	86,836	966,444	-0.09%	0.31%	1.59%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	13.62	13.62	167,748	2,284,344	12.80%	12.80%	1.82%
	2018		0.00%	0.00%	12.07	12.07	175,911	2,123,761	-9.14%	-9.14%	1.37%
	2017		0.00%	0.00%	13.29	13.29	203,274	2,701,074	21.40%	21.40%	1.34%
	2016		0.00%	0.00%	10.95	10.95	212,973	2,331,028	2.42%	2.42%	1.38%
	2015		0.00%	0.00%	10.69	10.69	242,452	2,590,964	-8.02%	-8.02%	1.40%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2019	3/22/19	0.00%	0.00%	12.65	12.65	31	389	9.96%	9.96%	0.95%
	2017		0.00%	0.00%	11.03	11.03	153	1,687	10.74%	10.74%	0.31%
	2016		0.00%	0.00%	9.96	9.96	4,374	43,584	1.34%	1.34%	1.22%
	2015		0.00%	0.00%	9.83	9.83	3,212	31,580	-2.76%	-2.76%	1.37%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2019		0.00%	0.20%	13.53	22.11	163,628	3,607,465	14.78%	15.01%	2.65%
	2018		0.00%	0.20%	11.79	19.22	169,070	3,238,987	-4.64%	-4.45%	1.92%
	2017		0.00%	0.20%	12.36	20.12	309,203	6,198,454	10.27%	10.50%	2.27%
	2016		0.00%	0.40%	11.21	18.22	329,672	5,875,453	4.61%	5.02%	2.28%
	2015		0.00%	0.40%	10.69	17.42	319,298	5,415,289	-2.39%	-2.00%	1.74%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2019		0.00%	0.20%	$13.63	$20.23	113,394	$2,277,923	15.62%	15.86%	2.23%
	2018		0.00%	0.20%	11.79	17.46	129,496	2,252,858	-6.52%	-6.33%	2.33%
	2017		0.00%	0.20%	12.61	18.64	171,487	3,179,853	15.40%	15.63%	2.37%
	2016		0.00%	0.40%	10.93	16.61	198,191	3,104,360	4.33%	4.75%	1.73%
	2015		0.00%	0.40%	10.45	15.92	249,760	3,755,249	-4.07%	-3.69%	1.88%
LVIP Global Income Fund - Standard Class
	2019		0.00%	0.00%	14.36	14.36	403,689	5,795,163	6.74%	6.74%	2.72%
	2018		0.00%	0.10%	13.32	13.45	365,054	4,908,314	1.80%	1.90%	3.78%
	2017		0.00%	0.10%	13.09	13.20	456,792	6,026,885	4.94%	5.04%	0.00%
	2016		0.00%	0.20%	9.74	12.56	499,452	6,239,238	0.31%	0.51%	0.00%
	2015		0.00%	0.20%	9.71	12.50	430,612	5,347,608	-2.22%	-2.02%	3.25%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2019		0.00%	0.20%	13.55	21.26	140,435	2,905,793	14.80%	15.02%	2.41%
	2018		0.00%	0.20%	11.81	18.48	130,107	2,402,573	-5.60%	-5.43%	2.27%
	2017		0.00%	0.20%	12.51	19.54	186,960	3,640,273	14.09%	14.32%	2.36%
	2016		0.00%	0.40%	10.96	17.39	179,373	2,970,174	3.93%	4.34%	0.58%
	2015		0.00%	0.40%	10.53	16.74	672,060	11,019,820	-3.76%	-3.37%	1.91%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
	2018		0.00%	0.00%	10.90	10.90	3,210	34,975	-4.41%	-4.41%	3.18%
	2017		0.00%	0.00%	11.40	11.40	2,568	29,278	7.93%	7.93%	2.78%
	2016	3/14/16	0.00%	0.00%	10.56	10.56	2,503	26,439	8.77%	8.77%	4.37%
LVIP Government Money Market Fund - Standard Class
	2019		0.00%	0.35%	10.04	11.97	15,625,933	181,523,511	1.44%	1.79%	1.80%
	2018		0.00%	0.35%	9.89	11.77	14,282,720	159,354,608	1.04%	1.39%	1.38%
	2017		0.00%	0.35%	9.79	11.62	12,071,554	134,036,761	0.06%	0.41%	0.40%
	2016		0.00%	0.40%	9.79	11.58	12,908,004	144,421,498	-0.37%	0.03%	0.03%
	2015		0.00%	0.40%	9.82	11.59	10,575,627	119,192,203	-0.38%	0.02%	0.02%
LVIP JPMorgan High Yield Fund - Standard Class
	2019		0.00%	0.20%	12.42	18.04	1,800,200	30,928,038	12.75%	12.98%	5.97%
	2018		0.00%	0.20%	11.59	15.97	1,491,175	22,695,100	-3.04%	-2.85%	5.45%
	2017		0.00%	0.20%	11.95	16.44	1,621,526	25,135,373	6.56%	6.77%	6.23%
	2016		0.00%	0.40%	11.21	15.40	1,433,851	21,698,836	12.81%	13.26%	6.26%
	2015		0.00%	0.40%	13.29	13.59	1,070,115	14,529,899	-4.32%	-3.94%	5.02%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	17.39	17.39	7,756	134,881	16.16%	16.16%	1.30%
	2018		0.00%	0.00%	14.97	14.97	7,014	105,006	-11.80%	-11.80%	1.23%
	2017		0.00%	0.00%	16.97	16.97	9,529	161,749	14.69%	14.69%	0.49%
	2016		0.00%	0.00%	14.80	14.80	36,103	534,364	10.01%	10.01%	0.71%
	2015		0.00%	0.00%	13.45	13.45	40,432	543,982	-7.74%	-7.74%	0.78%
LVIP MFS International Growth Fund - Standard Class
	2019		0.00%	0.20%	15.78	16.32	312,381	5,098,826	27.29%	27.56%	1.44%
	2018		0.00%	0.20%	12.40	12.80	517,912	6,624,374	-8.48%	-8.24%	1.09%
	2017		0.00%	0.20%	13.55	13.94	627,518	8,688,156	31.60%	31.86%	1.11%
	2016		0.00%	0.40%	10.47	10.58	669,553	7,023,960	1.56%	1.66%	1.62%
	2015		0.00%	0.10%	10.40	10.40	504,469	5,245,313	1.29%	1.29%	1.24%
LVIP MFS Value Fund - Standard Class
	2019		0.00%	0.20%	16.43	28.21	3,765,291	89,913,037	29.58%	29.84%	1.85%
	2018		0.00%	0.20%	12.67	21.77	3,905,936	71,874,701	-10.17%	-9.99%	1.79%
	2017		0.00%	0.20%	14.09	20.91	3,797,042	77,549,372	17.39%	17.63%	1.83%
	2016		0.00%	0.40%	11.99	17.78	3,675,810	63,751,872	13.61%	14.06%	2.14%
	2015		0.00%	0.40%	12.83	15.59	3,027,807	45,833,083	-0.94%	-0.54%	2.36%
LVIP Mondrian International Value Fund - Standard Class
	2019		0.00%	0.20%	11.34	27.85	1,327,449	22,829,957	18.01%	18.25%	3.76%
	2018		0.00%	0.20%	9.60	23.57	1,597,914	23,572,411	-11.65%	-11.48%	2.85%
	2017		0.00%	0.20%	10.86	26.66	1,962,036	32,583,163	21.10%	21.34%	3.47%
	2016		0.00%	0.40%	8.96	21.99	1,841,073	25,334,613	3.61%	4.01%	2.72%
	2015		0.00%	0.40%	10.41	21.16	1,826,312	25,969,232	-4.17%	-3.79%	3.02%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	$13.08	$13.08	544	$7,112	19.77%	19.77%	0.67%
	2018		0.00%	0.00%	10.92	10.92	699	7,636	-8.22%	-8.22%	0.67%
	2017		0.00%	0.00%	11.90	11.90	1,032	12,279	20.61%	20.61%	1.45%
	2016		0.00%	0.00%	9.86	9.86	395	3,896	5.90%	5.90%	1.18%
	2015		0.00%	0.00%	9.31	9.31	748	6,968	-6.77%	-6.77%	1.95%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2019		0.00%	0.00%	11.12	11.12	27,495	305,630	3.37%	3.37%	1.29%
	2018		0.00%	0.00%	10.75	10.75	143,302	1,541,003	1.16%	1.16%	2.73%
	2017		0.00%	0.00%	10.63	10.63	53,200	565,546	1.68%	1.68%	2.49%
	2016		0.00%	0.00%	10.45	10.45	51,524	538,680	2.63%	2.63%	2.86%
	2015		0.00%	0.00%	10.19	10.19	10,475	106,708	1.57%	1.57%	0.58%
LVIP SSGA Bond Index Fund - Standard Class
	2019		0.00%	0.20%	11.56	15.03	2,139,355	28,921,681	8.02%	8.24%	1.70%
	2018		0.00%	0.20%	10.70	13.88	2,348,074	31,444,414	-0.52%	-0.32%	2.61%
	2017		0.00%	0.40%	10.76	13.93	2,784,334	36,889,645	2.77%	3.18%	2.77%
	2016		0.00%	0.40%	10.45	13.50	2,038,897	26,409,122	1.87%	2.28%	2.36%
	2015		0.00%	0.40%	12.80	13.20	1,444,957	19,037,576	-0.15%	0.25%	2.19%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2019		0.00%	0.00%	16.86	16.86	59,498	1,003,035	14.83%	14.83%	1.74%
	2018		0.00%	0.20%	11.68	14.68	126,583	1,839,142	-4.53%	-4.34%	2.50%
	2017		0.00%	0.20%	12.24	15.35	97,118	1,471,339	10.49%	10.72%	2.45%
	2016		0.00%	0.20%	13.86	13.86	71,342	973,585	5.01%	5.01%	2.14%
	2015		0.00%	0.00%	13.20	13.20	62,235	821,563	-0.94%	-0.94%	2.08%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2019		0.00%	0.20%	13.31	16.55	67,087	962,016	13.41%	13.64%	2.70%
	2018		0.00%	0.20%	11.74	14.56	68,657	881,306	-5.20%	-5.01%	3.89%
	2017		0.00%	0.20%	12.38	15.33	41,794	574,580	9.48%	9.70%	3.78%
	2016		0.00%	0.20%	13.98	13.98	34,671	437,104	6.84%	6.84%	2.35%
	2015		0.00%	0.40%	12.80	13.08	26,718	345,318	-2.25%	-1.86%	5.10%
LVIP SSGA Developed International 150 Fund - Standard Class
	2019		0.00%	0.20%	13.46	17.92	321,077	4,337,996	15.16%	15.42%	4.50%
	2018		0.00%	0.20%	11.54	15.56	254,019	2,974,312	-15.49%	-15.23%	4.01%
	2017		0.00%	0.20%	13.63	13.76	214,213	2,961,478	23.45%	23.58%	5.77%
	2016		0.00%	0.10%	11.04	11.13	105,091	1,168,169	9.62%	9.73%	3.89%
	2015		0.00%	0.10%	10.15	10.15	91,568	927,039	-4.30%	-4.30%	4.07%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2019		0.00%	0.20%	11.97	15.20	58,434	885,653	7.39%	7.61%	3.10%
	2018		0.00%	0.20%	11.15	14.12	76,469	1,077,599	-12.49%	-12.31%	3.40%
	2017		0.00%	0.20%	12.74	16.11	127,833	2,056,410	23.58%	23.83%	2.85%
	2016		0.00%	0.20%	9.44	13.01	123,630	1,580,126	15.20%	15.43%	2.67%
	2015		0.00%	0.20%	8.20	11.27	128,739	1,426,433	-17.21%	-17.04%	4.24%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2019	4/29/19	0.00%	0.00%	11.60	11.60	3,335	38,665	4.78%	4.78%	2.83%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2019		0.00%	0.20%	12.96	17.34	39,202	663,572	15.52%	15.75%	1.74%
	2018		0.00%	0.20%	11.22	14.98	68,809	1,015,406	-8.36%	-8.18%	2.78%
	2017		0.00%	0.20%	12.24	16.31	84,282	1,355,653	14.58%	14.81%	4.13%
	2016		0.00%	0.40%	10.68	14.94	92,895	1,256,011	5.20%	5.62%	1.47%
	2015		0.00%	0.40%	10.14	14.20	138,199	1,812,317	-6.89%	-6.52%	2.81%
LVIP SSGA International Index Fund - Standard Class
	2019		0.00%	0.20%	11.72	17.90	4,169,041	53,893,065	21.34%	21.58%	2.62%
	2018		0.00%	0.20%	9.65	14.75	2,269,143	23,502,630	-13.87%	-13.70%	2.71%
	2017		0.00%	0.40%	11.20	12.88	2,006,136	24,086,918	24.44%	24.69%	3.00%
	2016		0.00%	0.20%	8.99	10.35	1,546,319	14,804,341	0.79%	1.00%	3.13%
	2015		0.00%	0.40%	9.21	10.27	1,227,760	11,650,985	-1.61%	-1.22%	2.62%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	$13.17	$13.17	1,326	$17,467	18.79%	18.79%	1.81%
	2018		0.00%	0.00%	11.09	11.09	13,226	146,623	-12.20%	-12.20%	1.93%
	2017		0.00%	0.00%	12.63	12.63	16,162	204,084	24.27%	24.27%	2.79%
	2016	12/9/16	0.00%	0.00%	10.16	10.16	1,139	11,573	-0.37%	-0.37%	1.04%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2019		0.00%	0.20%	20.87	29.39	192,421	5,640,531	27.04%	27.29%	3.24%
	2018		0.00%	0.20%	16.43	23.09	161,299	3,712,632	-11.28%	-11.11%	2.26%
	2017		0.00%	0.20%	25.97	25.97	177,960	4,609,431	18.76%	18.76%	3.44%
	2016		0.00%	0.00%	21.87	21.87	64,231	1,404,693	21.53%	21.53%	2.38%
	2015		0.00%	0.00%	18.00	18.00	73,060	1,314,758	-4.67%	-4.67%	2.89%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2019		0.00%	0.20%	15.20	15.36	3,232,699	49,509,421	25.55%	25.81%	1.26%
	2018		0.00%	0.20%	12.10	12.21	2,611,312	31,840,578	-11.54%	-11.37%	1.40%
	2017		0.00%	0.20%	13.68	13.77	2,827,265	38,901,944	15.63%	15.86%	1.53%
	2016		0.00%	0.20%	11.83	11.89	2,296,778	27,275,027	20.07%	20.31%	1.45%
	2015	1/28/15	0.00%	0.40%	9.83	9.88	2,244,023	22,148,295	-8.32%	-1.97%	1.60%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2019		0.00%	0.20%	14.53	19.16	460,111	7,016,658	18.00%	18.24%	2.14%
	2018		0.00%	0.20%	12.32	16.21	535,978	6,774,022	-6.46%	-6.27%	2.41%
	2017		0.00%	0.20%	13.17	17.29	587,462	8,452,276	14.32%	14.55%	2.22%
	2016		0.00%	0.20%	15.09	15.09	596,041	7,500,395	6.65%	6.65%	5.68%
	2015		0.00%	0.00%	14.15	14.15	30,763	435,399	-1.48%	-1.48%	1.32%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2019		0.00%	0.00%	18.71	18.71	4,771	89,248	16.57%	16.57%	2.94%
	2018		0.00%	0.00%	16.05	16.05	4,876	78,245	-7.12%	-7.12%	2.73%
	2017		0.00%	0.00%	17.28	17.28	11,546	199,499	13.15%	13.15%	2.99%
	2016		0.00%	0.00%	15.27	15.27	17,900	273,361	9.27%	9.27%	2.45%
	2015		0.00%	0.00%	13.98	13.98	16,128	225,402	-2.69%	-2.69%	3.16%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2019		0.00%	0.00%	20.02	20.02	11,018	220,615	19.73%	19.73%	2.72%
	2018		0.00%	0.00%	16.72	16.72	8,473	141,702	-7.42%	-7.42%	0.50%
	2017		0.00%	0.00%	18.07	18.07	42,767	772,628	16.97%	16.97%	2.10%
	2016		0.00%	0.00%	15.44	15.44	45,120	696,875	7.37%	7.37%	2.17%
	2015		0.00%	0.00%	14.39	14.39	38,813	558,330	-2.04%	-2.04%	2.96%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2019		0.00%	0.20%	14.85	19.71	21,992	357,806	17.19%	17.43%	3.08%
	2018		0.00%	0.20%	12.67	16.78	21,742	306,833	-8.38%	-8.20%	0.59%
	2017		0.00%	0.20%	13.83	18.28	106,203	1,893,626	14.67%	14.90%	5.36%
	2016		0.00%	0.20%	15.91	15.91	83,372	1,288,367	10.48%	10.48%	3.17%
	2015		0.00%	0.40%	14.40	14.40	59,124	848,787	-3.48%	-3.48%	25.02%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2019		0.00%	0.20%	22.28	32.87	12,836,261	402,518,717	30.94%	31.20%	1.65%
	2018		0.00%	0.20%	17.01	25.08	13,599,274	328,701,286	-4.84%	-4.64%	1.86%
	2017		0.00%	0.40%	17.88	26.33	13,684,407	346,265,801	21.09%	21.57%	1.95%
	2016		0.00%	0.40%	12.10	21.68	13,224,961	274,293,650	11.31%	11.76%	1.99%
	2015		0.00%	0.40%	13.21	19.16	11,728,149	221,779,183	0.77%	1.17%	2.11%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2019	12/30/19	0.00%	0.00%	10.64	10.64	4	47	-0.01%	-0.01%	0.00%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2019		0.00%	0.20%	18.31	25.33	1,901,096	42,786,430	24.78%	25.03%	0.89%
	2018		0.00%	0.20%	14.67	20.30	2,260,445	40,096,351	-11.54%	-11.37%	0.99%
	2017		0.00%	0.40%	16.59	22.95	2,231,484	44,267,992	13.75%	14.21%	1.04%
	2016		0.00%	0.40%	14.55	20.14	2,309,765	39,990,622	20.20%	20.68%	1.40%
	2015		0.00%	0.40%	12.08	16.72	2,080,026	30,434,359	-5.10%	-4.71%	1.28%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2019		0.00%	0.20%	$13.70	$27.30	163,073	$4,242,590	19.59%	19.83%	2.08%
	2018		0.00%	0.20%	11.44	22.78	166,482	3,638,742	-13.63%	-13.46%	2.61%
	2017		0.00%	0.20%	13.23	26.33	222,851	5,295,605	6.12%	6.33%	2.62%
	2016		0.00%	0.20%	12.46	24.76	225,403	4,809,607	29.83%	30.09%	2.19%
	2015		0.00%	0.20%	11.57	19.03	214,221	3,571,431	-7.02%	-6.84%	2.31%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2019		0.00%	0.00%	17.45	17.45	366,820	6,400,104	15.73%	15.73%	2.38%
	2018		0.00%	0.00%	15.08	15.08	531,581	8,014,097	-4.22%	-4.22%	2.06%
	2017		0.00%	0.00%	15.74	15.74	569,327	8,961,524	9.64%	9.64%	1.66%
	2016		0.00%	0.00%	14.36	14.36	760,666	10,920,698	4.44%	4.44%	1.64%
	2015		0.00%	0.00%	13.75	13.75	513,201	7,055,003	-1.61%	-1.61%	1.81%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2019		0.00%	0.20%	13.87	17.33	1,684,918	29,195,361	18.72%	18.93%	2.61%
	2018		0.00%	0.20%	11.68	14.57	2,280,726	33,230,492	-5.73%	-5.58%	2.08%
	2017		0.00%	0.20%	12.39	15.43	2,136,485	32,967,455	11.81%	12.03%	2.10%
	2016		0.00%	0.20%	13.77	13.77	2,339,328	32,222,237	4.45%	4.45%	2.06%
	2015		0.00%	0.40%	12.74	13.19	2,656,912	35,036,480	-2.60%	-2.21%	2.03%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2019		0.00%	0.20%	14.15	17.22	1,730,327	29,739,027	21.91%	22.15%	2.30%
	2018		0.00%	0.20%	11.60	14.10	2,088,839	29,399,712	-7.77%	-7.59%	1.89%
	2017		0.00%	0.20%	12.58	15.25	1,923,620	29,293,498	13.24%	13.47%	2.13%
	2016		0.00%	0.20%	11.11	13.44	1,985,257	26,644,531	3.51%	3.72%	2.03%
	2015		0.00%	0.40%	10.73	12.96	1,788,615	23,176,082	-3.05%	-2.66%	1.96%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2019		0.00%	0.20%	14.40	16.51	614,914	10,109,272	24.19%	24.44%	1.80%
	2018		0.00%	0.20%	11.60	13.26	958,918	12,686,686	-8.90%	-8.72%	1.73%
	2017		0.00%	0.20%	12.73	14.53	867,890	12,576,415	14.40%	14.63%	2.14%
	2016		0.00%	0.20%	12.68	12.68	976,225	12,333,306	3.81%	3.81%	1.83%
	2015		0.00%	0.40%	11.80	12.21	936,632	11,433,340	-3.61%	-3.22%	1.78%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2019		0.00%	0.00%	15.68	15.68	227,866	3,572,939	25.15%	25.15%	1.86%
	2018		0.00%	0.00%	12.53	12.53	273,326	3,424,391	-8.47%	-8.47%	1.87%
	2017		0.00%	0.00%	13.69	13.69	249,727	3,418,312	17.11%	17.11%	2.29%
	2016		0.00%	0.00%	11.69	11.69	207,760	2,428,448	4.41%	4.41%	1.81%
	2015		0.00%	0.00%	11.19	11.19	199,133	2,229,214	-3.75%	-3.75%	1.81%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2019		0.00%	0.20%	20.79	35.33	2,221,502	73,608,592	30.80%	31.06%	0.08%
	2018		0.00%	0.20%	15.90	27.01	2,076,137	51,952,444	-1.32%	-1.12%	0.18%
	2017		0.00%	0.40%	16.11	27.37	2,193,642	55,039,730	33.43%	33.69%	0.25%
	2016		0.00%	0.40%	12.07	20.51	2,058,822	38,758,796	1.00%	1.39%	0.09%
	2015		0.00%	0.40%	11.93	20.27	2,017,142	37,401,286	10.29%	10.73%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2019		0.00%	0.20%	23.83	52.94	780,305	30,758,243	37.12%	37.40%	0.17%
	2018		0.00%	0.20%	17.38	38.57	897,659	28,233,108	-3.27%	-3.08%	0.35%
	2017		0.00%	0.40%	17.96	39.83	960,286	30,840,615	24.49%	24.74%	0.21%
	2016		0.00%	0.20%	14.43	31.96	921,926	23,789,241	7.34%	7.56%	0.30%
	2015		0.00%	0.40%	13.44	30.29	841,911	20,436,607	1.69%	2.10%	0.13%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2019	2/13/19	0.00%	0.00%	12.91	12.91	8,243	106,453	12.17%	12.17%	2.35%
	2016	6/17/16	0.00%	0.00%	10.03	10.03	46,773	469,078	4.14%	4.14%	1.59%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2019		0.00%	0.00%	25.86	25.86	586,246	15,161,707	30.29%	30.29%	1.71%
	2018		0.00%	0.00%	19.85	19.85	575,092	11,415,656	-4.93%	-4.93%	1.53%
	2017		0.00%	0.00%	20.88	20.88	543,609	11,350,052	20.17%	20.17%	1.65%
	2016		0.00%	0.00%	17.37	17.37	485,561	8,436,594	12.14%	12.14%	1.66%
	2015		0.00%	0.00%	15.49	15.49	474,028	7,344,521	-0.31%	-0.31%	1.80%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund - Standard Class
	2019		0.00%	0.20%	$13.45	$14.06	454,576	$6,392,746	21.95%	22.20%	3.43%
	2018		0.00%	0.20%	11.03	11.51	502,244	5,779,999	-14.92%	-14.71%	2.10%
	2017		0.00%	0.20%	13.49	13.49	499,969	6,745,898	28.31%	28.31%	2.09%
	2016		0.00%	0.00%	10.52	10.52	519,269	5,460,621	3.72%	3.72%	2.41%
	2015		0.00%	0.00%	10.14	10.14	427,212	4,331,576	-2.95%	-2.95%	2.36%
LVIP Wellington Capital Growth Fund - Standard Class
	2019		0.00%	0.00%	35.50	35.50	71,464	2,537,146	41.38%	41.38%	0.00%
	2018		0.00%	0.00%	25.11	25.11	330,212	8,291,787	1.35%	1.35%	0.00%
	2017		0.00%	0.00%	24.78	24.78	284,287	7,043,264	35.87%	35.87%	0.00%
	2016		0.00%	0.00%	18.24	18.24	6,924	126,262	0.10%	0.10%	0.00%
	2015		0.00%	0.00%	18.22	18.22	11,688	212,907	9.42%	9.42%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2019		0.00%	0.20%	17.88	21.07	63,784	1,343,514	30.30%	30.59%	0.94%
	2018		0.00%	0.20%	13.72	16.14	96,663	1,559,358	-14.73%	-14.53%	0.61%
	2017		0.00%	0.20%	16.10	18.88	121,403	2,291,691	13.20%	13.43%	0.35%
	2016		0.00%	0.20%	14.22	16.65	177,788	2,959,080	12.83%	13.07%	0.49%
	2015		0.00%	0.20%	14.72	14.72	123,990	1,824,069	-1.52%	-1.52%	0.64%
M Capital Appreciation Fund
	2019		0.00%	0.00%	37.17	37.17	8,636	321,029	28.85%	28.85%	0.31%
	2018		0.00%	0.00%	28.85	28.85	10,530	303,786	-14.15%	-14.15%	0.30%
	2017		0.00%	0.00%	33.60	33.60	14,738	495,245	19.02%	19.02%	0.00%
	2016		0.00%	0.00%	28.23	28.23	15,595	440,314	21.06%	21.06%	0.00%
	2015		0.00%	0.40%	23.32	30.77	94,398	1,706,772	-6.95%	-6.58%	0.00%
M International Equity Fund
	2019		0.00%	0.00%	14.70	14.70	998	14,674	20.32%	20.32%	2.91%
	2018		0.00%	0.00%	12.22	12.22	848	10,360	-20.57%	-20.57%	0.19%
	2017		0.00%	0.00%	15.38	15.38	22,136	340,537	24.05%	24.05%	1.72%
	2016		0.00%	0.00%	12.40	12.40	24,572	304,723	-0.05%	-0.05%	0.12%
	2015		0.00%	0.40%	12.41	17.69	219,720	2,674,816	-4.33%	-3.94%	2.07%
M Large Cap Growth Fund
	2019		0.00%	0.00%	40.54	40.54	628	25,472	36.09%	36.09%	0.00%
	2018		0.00%	0.00%	29.79	29.79	573	17,080	-4.95%	-4.95%	0.00%
	2017		0.00%	0.00%	31.34	31.34	518	16,245	38.97%	38.97%	0.00%
	2016		0.00%	0.00%	22.55	22.55	3,179	71,689	-2.32%	-2.32%	0.00%
	2015		0.00%	0.40%	23.09	28.41	21,165	410,980	7.27%	7.70%	0.03%
M Large Cap Value Fund
	2019		0.00%	0.00%	24.63	24.63	754	18,572	21.52%	21.52%	1.82%
	2018		0.00%	0.00%	20.27	20.27	666	13,506	-12.07%	-12.07%	1.50%
	2017		0.00%	0.00%	23.05	23.05	587	13,536	14.99%	14.99%	0.60%
	2016		0.00%	0.00%	20.05	20.05	3,585	71,857	9.64%	9.64%	0.08%
	2015		0.00%	0.40%	18.28	24.73	86,110	1,403,599	-1.05%	-0.66%	1.32%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
MFS® VIT Growth Series - Initial Class
	2019		0.00%	0.20%	21.89	59.39	2,511,664	83,349,902	37.87%	38.15%	0.00%
	2018		0.00%	0.20%	15.86	43.03	2,853,082	72,387,620	2.46%	2.67%	0.09%
	2017		0.00%	0.20%	15.46	41.95	2,827,177	68,590,784	31.14%	31.40%	0.11%
	2016		0.00%	0.40%	11.78	31.96	2,791,639	52,062,665	2.03%	2.44%	0.04%
	2015		0.00%	0.40%	14.26	31.23	2,739,540	49,984,648	7.34%	7.56%	0.16%
MFS® VIT Mid Cap Growth Series - Initial Class
	2019	2/21/19	0.00%	0.20%	13.05	13.10	506,098	6,625,967	10.86%	20.76%	0.00%
MFS® VIT New Discovery Series - Initial Class
	2019		0.00%	0.00%	18.79	18.79	175,516	3,297,736	41.70%	41.70%	0.00%
	2018		0.00%	0.00%	13.26	13.26	6,350	84,198	-1.48%	-1.48%	0.00%
	2017		0.00%	0.00%	13.46	13.46	658	8,851	26.65%	26.65%	0.00%
	2016		0.00%	0.00%	10.63	10.63	2,205	23,428	9.05%	9.05%	0.00%
	2015		0.00%	0.00%	9.74	9.74	2,039	19,870	-1.89%	-1.89%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Research Series - Initial Class
	2019		0.10%	0.35%	$31.09	$31.54	10,081	$140,724	32.48%	32.68%	0.78%
	2018		0.20%	0.35%	23.47	23.77	4,903	116,458	-4.70%	-4.56%	0.70%
	2017		0.20%	0.35%	24.62	24.91	4,528	112,698	22.93%	23.12%	1.41%
	2016		0.20%	0.35%	20.03	20.23	4,717	95,348	8.36%	8.52%	0.69%
	2015		0.20%	0.35%	18.48	18.64	14,110	262,986	0.45%	0.60%	0.70%
MFS® VIT Total Return Series - Initial Class
	2019		0.00%	0.20%	14.29	28.57	2,808,231	62,793,183	20.14%	20.38%	2.39%
	2018		0.00%	0.35%	11.88	23.76	2,775,961	51,506,807	-5.95%	-5.61%	2.27%
	2017		0.00%	0.35%	12.60	25.20	2,498,773	47,922,431	11.93%	12.30%	2.46%
	2016		0.00%	0.40%	11.23	22.46	2,573,913	43,672,111	8.66%	9.09%	2.72%
	2015		0.00%	0.40%	11.70	20.61	2,291,495	38,437,104	-0.77%	-0.37%	2.60%
MFS® VIT Utilities Series - Initial Class
	2019		0.00%	0.20%	13.58	59.84	355,409	9,650,043	24.81%	25.07%	3.76%
	2018		0.00%	0.20%	10.87	47.90	360,532	8,268,729	0.86%	1.06%	1.13%
	2017		0.00%	0.20%	10.76	47.44	619,989	15,479,452	14.60%	14.83%	4.32%
	2016		0.00%	0.40%	9.38	41.35	568,144	12,352,565	11.03%	11.47%	3.75%
	2015		0.00%	0.40%	10.15	37.14	944,106	14,610,216	-14.86%	-14.52%	4.34%
MFS® VIT II Core Equity Portfolio - Initial Class
	2019		0.10%	0.35%	23.00	43.83	115,604	2,340,716	32.74%	33.06%	0.78%
	2018		0.10%	0.35%	17.31	32.94	118,150	2,523,869	-4.15%	-3.93%	0.68%
	2017		0.10%	0.35%	18.03	34.28	120,641	2,670,076	24.39%	24.70%	0.96%
	2016		0.10%	0.35%	14.47	27.49	119,097	2,083,496	10.98%	11.26%	0.70%
	2015	3/27/15	0.10%	0.35%	13.02	24.71	133,263	2,116,751	-2.80%	-2.62%	0.54%
MFS® VIT II Technology Portfolio - Initial Class
	2019	6/6/19	0.00%	0.00%	13.43	13.43	4,170	55,997	12.00%	12.00%	0.00%
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	2019		0.00%	0.00%	13.83	13.83	605,904	8,377,149	31.12%	31.12%	1.04%
	2018		0.00%	0.00%	10.54	10.54	261,409	2,756,426	-11.45%	-11.45%	1.02%
	2017	1/4/17	0.00%	0.00%	11.91	11.91	207,460	2,470,392	11.65%	11.65%	1.46%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%
	2018		0.20%	0.20%	19.68	19.68	8,477	166,818	-1.24%	-1.24%	1.23%
	2017		0.20%	0.20%	19.93	19.93	7,967	158,745	13.13%	13.13%	0.63%
	2016		0.20%	0.20%	17.61	17.61	8,574	151,016	27.11%	27.11%	0.69%
	2015		0.20%	0.20%	13.86	13.86	25,179	348,887	-11.98%	-11.98%	0.75%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2019		0.00%	0.35%	17.30	49.96	190,025	3,151,990	32.28%	32.75%	0.00%
	2018		0.00%	0.35%	13.08	37.67	166,032	3,433,943	-6.76%	-6.40%	0.00%
	2017		0.00%	0.35%	14.03	40.29	181,425	4,080,244	24.85%	25.29%	0.00%
	2016		0.00%	0.40%	11.23	32.19	182,655	3,273,555	3.99%	4.40%	0.00%
	2015		0.00%	0.40%	12.97	30.87	203,411	3,609,435	0.87%	1.28%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2019		0.00%	0.35%	12.73	36.43	59,275	1,287,369	16.34%	16.74%	0.69%
	2018		0.00%	0.35%	10.94	31.23	70,603	1,454,367	-15.57%	-15.28%	0.63%
	2017		0.00%	0.35%	12.96	36.90	84,941	2,145,655	16.33%	16.74%	0.77%
	2016		0.00%	0.35%	11.14	31.64	102,341	2,096,813	15.76%	16.17%	0.59%
	2015		0.00%	0.35%	9.62	27.27	133,023	1,889,750	-8.66%	-8.34%	0.55%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2019	4/30/19	0.10%	0.20%	10.58	24.11	2,732	29,113	5.77%	9.25%	0.32%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2019		0.00%	0.20%	5.98	8.91	1,045,901	9,256,982	11.21%	11.43%	4.43%
	2018		0.00%	0.20%	5.38	8.00	1,018,741	8,090,438	-14.30%	-14.13%	2.10%
	2017		0.00%	0.20%	6.28	9.32	1,045,643	9,716,545	2.08%	2.15%	11.08%
	2016		0.00%	0.20%	6.15	9.12	991,707	9,044,659	14.93%	15.16%	1.04%
	2015		0.00%	0.20%	5.35	7.92	894,918	7,087,700	-25.79%	-25.70%	4.49%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
	2019	4/5/19	0.00%	0.00%	$9.94	$9.94	3,268	$32,497	3.67%	3.67%	1.83%
	2018	4/5/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.09%
PIMCO VIT Real Return Portfolio - Administrative Class
	2019		0.00%	0.20%	10.82	10.82	175,564	1,895,796	8.44%	8.44%	1.74%
	2018		0.00%	0.00%	9.98	9.98	102,262	1,020,070	-2.21%	-2.21%	2.41%
	2017		0.00%	0.00%	10.20	10.20	94,922	968,233	3.65%	3.65%	2.61%
	2016	12/16/16	0.00%	0.00%	9.84	9.84	4,660	45,856	1.81%	1.81%	0.07%
PIMCO VIT Total Return Portfolio - Administrative Class
	2019		0.00%	0.10%	11.69	11.76	1,865,855	21,948,963	8.25%	8.36%	2.89%
	2018		0.00%	0.10%	10.86	10.86	325,126	3,529,233	-0.53%	-0.53%	2.57%
	2017		0.00%	0.00%	10.91	10.91	175,909	1,919,886	4.92%	4.92%	2.03%
	2016		0.00%	0.20%	10.33	10.40	186,136	1,936,329	2.48%	2.68%	1.85%
	2015		0.00%	0.20%	10.13	10.13	73,485	744,449	0.45%	0.45%	4.51%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2017	10/11/17	0.00%	0.00%	10.96	10.96	621	6,803	1.78%	1.78%	0.00%
T. Rowe Price Equity Income Portfolio
	2019		0.00%	0.20%	17.77	25.52	264,031	6,726,086	26.15%	26.40%	2.32%
	2018		0.00%	0.20%	14.08	20.19	542,973	10,953,682	-9.68%	-9.50%	2.02%
	2017		0.00%	0.20%	15.59	22.31	516,539	11,513,865	15.79%	16.02%	1.71%
	2016		0.00%	0.20%	13.47	19.23	547,973	10,524,039	18.93%	19.17%	2.23%
	2015		0.00%	0.20%	16.14	16.14	456,395	7,340,871	-6.85%	-6.85%	1.77%
Templeton Foreign VIP Fund - Class 2
	2019		0.10%	0.20%	13.66	13.66	17,942	196,644	12.30%	12.30%	2.09%
	2018		0.20%	0.20%	12.16	12.16	59,401	722,512	-15.61%	-15.61%	3.71%
	2017		0.20%	0.20%	14.41	14.41	56,166	809,526	16.46%	16.46%	2.55%
	2016		0.20%	0.20%	12.38	12.38	52,817	653,677	6.96%	6.96%	1.82%
	2015		0.20%	0.20%	11.57	11.57	48,587	562,192	-6.68%	-6.68%	3.25%
Templeton Global Bond VIP Fund - Class 1
	2019		0.00%	0.20%	10.40	23.01	766,892	12,633,369	2.05%	2.26%	7.36%
	2018		0.00%	0.20%	10.19	22.50	719,378	11,819,920	2.01%	2.21%	0.00%
	2017		0.00%	0.40%	9.99	22.01	844,132	13,346,881	1.95%	2.15%	0.00%
	2016		0.00%	0.40%	9.80	21.55	607,868	9,880,037	2.80%	3.21%	0.00%
	2015		0.00%	0.40%	9.51	20.88	607,581	9,798,711	-4.48%	-4.10%	7.86%
Templeton Growth VIP Fund - Class 1
	2019		0.00%	0.35%	10.95	24.84	87,832	1,174,472	15.03%	15.43%	3.00%
	2018		0.00%	0.35%	9.52	21.55	89,335	1,047,309	-14.91%	-14.61%	2.22%
	2017		0.00%	0.35%	11.18	25.26	89,928	1,235,896	18.35%	18.77%	1.83%
	2016		0.00%	0.40%	9.45	21.49	90,110	1,051,452	9.45%	9.90%	2.24%
	2015		0.00%	0.40%	8.63	19.63	106,462	1,195,031	-6.61%	-6.24%	2.93%
Templeton Growth VIP Fund - Class 2
	2019		0.10%	0.20%	17.74	17.74	1,199	12,497	14.93%	14.93%	2.38%
	2018		0.20%	0.20%	15.44	15.44	1,257	19,403	-15.02%	-15.02%	1.86%
	2017		0.20%	0.20%	18.16	18.16	1,331	24,186	18.26%	18.26%	1.71%
	2016		0.20%	0.20%	15.36	15.36	1,575	24,187	9.40%	9.40%	1.82%
	2015		0.20%	0.20%	14.04	14.04	1,831	25,705	-6.67%	-6.67%	2.62%
Wells Fargo VT Discovery Fund - Class 2
	2019		0.00%	0.00%	18.78	18.78	3,079	57,831	39.02%	39.02%	0.00%
	2018		0.00%	0.00%	13.51	13.51	12,913	174,474	-7.06%	-7.06%	0.00%
	2017		0.00%	0.00%	14.54	14.54	6,180	89,846	29.13%	29.13%	0.00%
	2016		0.00%	0.00%	11.26	11.26	5,774	65,009	7.65%	7.65%	0.00%
	2015		0.00%	0.00%	10.46	10.46	5,677	59,381	-1.46%	-1.46%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$104,065	$437,088
AB VPS Growth and Income Portfolio - Class A	234,494	331,530
AB VPS International Value Portfolio - Class A	183,418	253,720
AB VPS Large Cap Growth Portfolio - Class A	227,081	353,383
AB VPS Small/Mid Cap Value Portfolio - Class A	4,445,229	6,981,451
American Century VP Income & Growth Fund - Class I	994,480	489,423
American Century VP Inflation Protection Fund - Class II	4,441,502	7,406,611
American Century VP International Fund - Class I	209,341	947,076
American Century VP Mid Cap Value - Class I	354,987	389,472
American Funds Bond Fund - Class 2	78,653	4,238
American Funds Capital Income Builder® - Class 2	119,805	7,501
American Funds Global Growth Fund - Class 2	8,105,186	7,966,263
American Funds Global Small Capitalization Fund - Class 2	1,916,740	1,792,571
American Funds Growth Fund - Class 2	7,831,418	9,430,944
American Funds Growth-Income Fund - Class 2	3,851,350	5,534,970
American Funds High-Income Bond Fund - Class 2	2,946,973	4,175,686
American Funds International Fund - Class 2	23,014,133	21,087,912
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	5,197,489	3,499,130
BlackRock Equity Dividend V.I. Fund - Class I	522,593	198,745
BlackRock Global Allocation V.I. Fund - Class I	6,106,087	7,613,338
BlackRock High Yield V.I. Fund - Class I	90,815	1,194
ClearBridge Variable Aggressive Growth Portfolio - Class I	55,197	116,158
ClearBridge Variable Mid Cap Portfolio - Class I	194,638	700,735
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,532,527	1,530,001
Delaware VIP® Diversified Income Series - Standard Class	7,226,309	21,819,679
Delaware VIP® Emerging Markets Series - Standard Class	13,527,096	17,013,198
Delaware VIP® High Yield Series - Standard Class	1,329,689	1,838,038
Delaware VIP® International Value Equity Series - Standard Class	467,948	403,688
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	13,874,158	5,105,061

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP® REIT Series - Standard Class	$6,327,637	$6,852,464
Delaware VIP® Small Cap Value Series - Standard Class	14,289,358	13,191,425
Delaware VIP® Smid Cap Core Series - Standard Class	5,755,658	17,510,717
Delaware VIP® U.S. Growth Series - Standard Class	1,304,268	1,348,819
Delaware VIP® Value Series - Standard Class	17,558,789	21,549,331
DWS Alternative Asset Allocation VIP Portfolio - Class A	179,899	470,855
DWS Equity 500 Index VIP Portfolio - Class A	16,658,856	21,205,716
DWS Small Cap Index VIP Portfolio - Class A	20,898,132	9,850,861
Eaton Vance VT Floating-Rate Income Fund - Initial Class	256,627	453,235
Fidelity® VIP Asset Manager Portfolio - Service Class	120,835	560,720
Fidelity® VIP Contrafund® Portfolio - Service Class	4,684,834	9,867,850
Fidelity® VIP Equity-Income Portfolio - Service Class	393,487	246,725
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	9,194,609	12,134,240
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,491,144	150,601
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	7,748,513	8,769,883
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,834,136	58,913
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	4,617,094	6,611,858
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	277,053	10,755
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,033,062	1,453,958
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	10,110	255
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	10,102	247
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2,510,592	845,269
Fidelity® VIP Growth Portfolio - Service Class	3,400,970	4,320,384
Fidelity® VIP High Income Portfolio - Service Class	301,126	293,401
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	13,175,178	4,983,699
Fidelity® VIP Mid Cap Portfolio - Service Class	6,228,746	22,097,857
Fidelity® VIP Overseas Portfolio - Service Class	616,580	852,774
Franklin Income VIP Fund - Class 1	2,804,369	1,535,931
Franklin Mutual Shares VIP Fund - Class 1	624,215	477,067
Franklin Rising Dividends VIP Fund - Class 1	180,848	402,646
Franklin Small Cap Value VIP Fund - Class 2	1,211,299	1,115,283
Franklin Small-Mid Cap Growth VIP Fund - Class 1	246,954	449,941
Franklin Small-Mid Cap Growth VIP Fund - Class 2	57,106	151,819
Franklin U.S. Government Securities VIP Fund - Class 1	2,839,211	1,644,133
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	228	71,260,206
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	435,627	3,239,105
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	427,015	46,242
Invesco V.I. Comstock Fund - Series I Shares	132,875	95,448
Invesco V.I. Growth and Income Fund - Series I Shares	1,275,733	778,777
Ivy VIP Asset Strategy Portfolio - Class II	65	38,324
Janus Henderson Balanced Portfolio - Institutional Shares	527,118	3,283,209
Janus Henderson Balanced Portfolio - Service Shares	444,087	7,143,223
Janus Henderson Enterprise Portfolio - Institutional Shares	641,204	983,723
Janus Henderson Enterprise Portfolio - Service Shares	1,342,124	624,346
Janus Henderson Flexible Bond Portfolio - Institutional Shares	73,431	150,460
Janus Henderson Flexible Bond Portfolio - Service Shares	181,667	334,877
Janus Henderson Global Research Portfolio - Institutional Shares	66,697	34,946
Janus Henderson Global Technology Portfolio - Service Shares	33,249	124,328
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	556,760	668,743
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	22,600	21,951
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	6,498	1,224
LVIP Baron Growth Opportunities Fund - Service Class	9,293,202	9,637,841
LVIP Baron Growth Opportunities Fund - Standard Class	7,608	60,243
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	344,463	525,291
LVIP BlackRock Global Real Estate Fund - Standard Class	872,500	635,829
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	6,747,213	4,006,399
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	171,973	455,108
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	157,435	36,598
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	56,049	105,696
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	107,946	48,973
LVIP Delaware Bond Fund - Standard Class	37,322,930	45,866,978

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Diversified Floating Rate Fund - Standard Class	$479,402	$847,873
LVIP Delaware Social Awareness Fund - Standard Class	297,303	429,648
LVIP Delaware Special Opportunities Fund - Standard Class	5,656,173	6,657,361
LVIP Delaware Wealth Builder Fund - Standard Class	101,615	471,155
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	150,086	286,299
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,300,378	4,519,037
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	124,320	7,023
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	536,800	188,357
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	472,653	115,609
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	906,369	1,104,188
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	12,737	12,510
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	290,199	172,052
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	349,651	513,352
LVIP Global Income Fund - Standard Class	1,975,514	1,531,901
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	748,545	426,306
LVIP Goldman Sachs Income Builder Fund - Standard Class	10,300	46,987
LVIP Government Money Market Fund - Standard Class	255,038,082	215,407,447
LVIP JPMorgan High Yield Fund - Standard Class	14,051,400	7,989,366
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	19,323	5,073
LVIP MFS International Growth Fund - Standard Class	2,146,198	4,309,699
LVIP MFS Value Fund - Standard Class	17,420,497	16,936,004
LVIP Mondrian International Value Fund - Standard Class	3,093,252	6,193,142
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	15,022	17,220
LVIP PIMCO Low Duration Bond Fund - Standard Class	114,293	1,371,021
LVIP SSGA Bond Index Fund - Standard Class	26,830,723	32,790,636
LVIP SSGA Conservative Index Allocation Fund - Standard Class	311,282	1,309,223
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	213,688	212,797
LVIP SSGA Developed International 150 Fund - Standard Class	1,870,463	807,032
LVIP SSGA Emerging Markets 100 Fund - Standard Class	464,529	736,027
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	69,227	32,237
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	137,195	591,419
LVIP SSGA International Index Fund - Standard Class	35,694,662	13,024,540
LVIP SSGA International Managed Volatility Fund - Standard Class	730	135,707
LVIP SSGA Large Cap 100 Fund - Standard Class	2,342,420	1,304,094
LVIP SSGA Mid-Cap Index Fund - Standard Class	38,681,871	25,674,477
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,934,910	2,676,929
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	14,442	12,048
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	82,757	33,014
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	123,161	106,145
LVIP SSGA S&P 500 Index Fund - Standard Class	79,525,380	86,680,214
LVIP SSGA Short-Term Bond Index Fund - Standard Class	47	—
LVIP SSGA Small-Cap Index Fund - Standard Class	21,868,689	26,783,560
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	533,035	517,842
LVIP T. Rowe Price 2010 Fund - Standard Class	3,016,276	4,298,504
LVIP T. Rowe Price 2020 Fund - Standard Class	20,906,164	26,300,383
LVIP T. Rowe Price 2030 Fund - Standard Class	20,045,326	21,049,447
LVIP T. Rowe Price 2040 Fund - Standard Class	5,005,609	8,357,426
LVIP T. Rowe Price 2050 Fund - Standard Class	1,640,665	1,972,297
LVIP T. Rowe Price Growth Stock Fund - Standard Class	21,915,942	13,657,760
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,253,349	13,594,881
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	117,087	15,525
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	5,211,955	5,358,270
LVIP Vanguard International Equity ETF Fund - Standard Class	2,082,575	2,407,970
LVIP Wellington Capital Growth Fund - Standard Class	2,064,685	7,777,355
LVIP Wellington Mid-Cap Value Fund - Standard Class	594,445	1,097,733
M Capital Appreciation Fund	79,098	116,302
M International Equity Fund	2,678	281
M Large Cap Growth Fund	3,730	372
M Large Cap Value Fund	3,170	317
MFS® VIT Growth Series - Initial Class	19,514,483	28,296,399
MFS® VIT Mid Cap Growth Series - Initial Class	7,114,279	183,124

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS® VIT New Discovery Series - Initial Class	$3,682,443	$158,881
MFS® VIT Research Series - Initial Class	14,433	12,117
MFS® VIT Total Return Series - Initial Class	14,533,418	10,764,659
MFS® VIT Utilities Series - Initial Class	2,778,525	3,233,316
MFS® VIT II Core Equity Portfolio - Initial Class	528,260	1,094,676
MFS® VIT II Technology Portfolio - Initial Class	52,215	540
MFS® VIT III Mid Cap Value Portfolio - Initial Class	6,069,774	1,522,200
Neuberger Berman AMT Large Cap Value Portfolio - I Class	22,728	187,776
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	370,936	1,461,361
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	329,825	599,522
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	60,566	32,584
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,654,644	2,093,136
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	32,201	247
PIMCO VIT Real Return Portfolio - Administrative Class	1,262,693	509,728
PIMCO VIT Total Return Portfolio - Administrative Class	20,721,176	2,428,777
T. Rowe Price Equity Income Portfolio	2,045,532	7,258,025
Templeton Foreign VIP Fund - Class 2	114,349	692,523
Templeton Global Bond VIP Fund - Class 1	4,020,024	2,758,609
Templeton Growth VIP Fund - Class 1	262,375	57,400
Templeton Growth VIP Fund - Class 2	3,803	10,832
Wells Fargo VT Discovery Fund - Class 2	106,866	271,578

5. Investments

The following is a summary of investments owned at December 31, 2019:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	15,823	$33.52	$530,385	$404,603
AB VPS Growth and Income Portfolio - Class A	43,429	30.30	1,315,912	1,116,964
AB VPS International Value Portfolio - Class A	180,894	14.37	2,599,445	2,775,499
AB VPS Large Cap Growth Portfolio - Class A	27,617	61.26	1,691,833	1,326,636
AB VPS Small/Mid Cap Value Portfolio - Class A	718,125	17.91	12,861,625	13,571,766
American Century VP Income & Growth Fund - Class I	576,474	10.02	5,776,272	5,207,223
American Century VP Inflation Protection Fund - Class II	1,287,968	10.26	13,214,548	13,207,557
American Century VP International Fund - Class I	75,099	11.50	863,633	803,390
American Century VP Mid Cap Value - Class I	32,359	20.68	669,178	677,468
American Funds Bond Fund - Class 2	18,949	11.02	208,822	199,180
American Funds Capital Income Builder® - Class 2	21,612	10.72	231,677	219,038
American Funds Global Growth Fund - Class 2	1,044,187	32.24	33,664,596	28,968,943
American Funds Global Small Capitalization Fund - Class 2	293,546	26.02	7,638,079	6,743,387
American Funds Growth Fund - Class 2	625,113	80.57	50,365,394	43,720,338
American Funds Growth-Income Fund - Class 2	331,077	50.08	16,580,339	15,236,960
American Funds High-Income Bond Fund - Class 2	790,093	9.70	7,663,907	7,901,125
American Funds International Fund - Class 2	4,926,362	20.78	102,369,804	93,802,061
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	602,358	12.21	7,354,787	7,306,021
BlackRock Equity Dividend V.I. Fund - Class I	109,157	11.90	1,298,970	1,227,503
BlackRock Global Allocation V.I. Fund - Class I	629,225	17.12	10,772,326	10,378,078
BlackRock High Yield V.I. Fund - Class I	12,291	7.43	91,322	89,664
ClearBridge Variable Aggressive Growth Portfolio - Class I	5,870	28.10	164,945	158,628
ClearBridge Variable Mid Cap Portfolio - Class I	38,193	22.60	863,156	758,502
ClearBridge Variable Small Cap Growth Portfolio - Class I	94,893	27.54	2,613,360	2,494,333
Delaware VIP® Diversified Income Series - Standard Class	3,345,687	10.71	35,832,308	35,076,014
Delaware VIP® Emerging Markets Series - Standard Class	1,943,806	24.27	47,176,175	40,165,497
Delaware VIP® High Yield Series - Standard Class	1,552,039	5.08	7,884,359	7,814,325
Delaware VIP® International Value Equity Series - Standard Class	39,376	12.31	484,720	473,003
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	2,464,038	9.82	24,196,855	24,012,928
Delaware VIP® REIT Series - Standard Class	1,700,934	14.69	24,986,722	23,393,392
Delaware VIP® Small Cap Value Series - Standard Class	1,570,343	38.30	60,144,129	57,523,267
Delaware VIP® Smid Cap Core Series - Standard Class	501,332	23.09	11,575,747	12,242,052

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP® U.S. Growth Series - Standard Class	391,617	$10.15	$3,974,912	$4,090,355
Delaware VIP® Value Series - Standard Class	2,246,959	31.09	69,857,948	59,478,006
DWS Alternative Asset Allocation VIP Portfolio - Class A	68,673	13.35	916,785	913,214
DWS Equity 500 Index VIP Portfolio - Class A	7,583,816	23.14	175,489,508	136,288,044
DWS Small Cap Index VIP Portfolio - Class A	6,961,249	16.97	118,132,403	107,739,699
Eaton Vance VT Floating-Rate Income Fund - Initial Class	23,030	9.15	210,729	208,261
Fidelity® VIP Asset Manager Portfolio - Service Class	63,296	15.08	954,503	1,015,862
Fidelity® VIP Contrafund® Portfolio - Service Class	624,846	36.96	23,094,321	20,487,284
Fidelity® VIP Equity-Income Portfolio - Service Class	56,386	23.63	1,332,410	1,291,138
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,759,254	13.96	24,559,191	23,068,917
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	166,855	15.30	2,552,882	2,429,820
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,512,815	15.25	23,070,425	20,744,119
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	82,935	24.30	2,015,324	1,859,903
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	603,607	23.04	13,907,108	12,306,340
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	12,682	23.03	292,058	268,240
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	149,489	20.63	3,083,950	2,693,865
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	984	10.98	10,807	9,868
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	984	10.99	10,817	9,868
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	362,643	11.88	4,308,196	4,192,799
Fidelity® VIP Growth Portfolio - Service Class	132,437	78.70	10,422,811	8,803,204
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,321,321	13.02	17,203,598	16,720,177
Fidelity® VIP Mid Cap Portfolio - Service Class	386,780	32.59	12,605,170	12,603,205
Fidelity® VIP Overseas Portfolio - Service Class	100,236	23.03	2,308,430	2,012,544
Franklin Income VIP Fund - Class 1	611,049	16.52	10,094,537	9,798,052
Franklin Mutual Shares VIP Fund - Class 1	166,097	19.19	3,187,397	3,307,667
Franklin Rising Dividends VIP Fund - Class 1	19,602	27.90	546,901	520,639
Franklin Small Cap Value VIP Fund - Class 2	75,899	15.05	1,142,275	1,211,498
Franklin Small-Mid Cap Growth VIP Fund - Class 1	40,742	19.74	804,254	807,629
Franklin Small-Mid Cap Growth VIP Fund - Class 2	9,605	17.29	166,068	158,046
Franklin U.S. Government Securities VIP Fund - Class 1	553,391	12.34	6,828,840	6,960,166
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	125,654	16.37	2,056,950	1,979,569
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	19,597	23.32	456,991	449,965
Invesco V.I. Comstock Fund - Series I Shares	38,870	17.16	667,007	775,595
Invesco V.I. Growth and Income Fund - Series I Shares	103,007	19.09	1,966,413	2,069,933
Janus Henderson Balanced Portfolio - Institutional Shares	131,996	39.48	5,211,187	5,039,444
Janus Henderson Balanced Portfolio - Service Shares	94,802	41.70	3,953,252	3,257,313
Janus Henderson Enterprise Portfolio - Institutional Shares	81,312	85.46	6,948,917	6,369,657
Janus Henderson Enterprise Portfolio - Service Shares	146,314	79.93	11,694,898	8,447,652
Janus Henderson Flexible Bond Portfolio - Institutional Shares	14,439	11.88	171,531	173,514
Janus Henderson Flexible Bond Portfolio - Service Shares	256,445	12.99	3,331,225	3,318,990
Janus Henderson Global Research Portfolio - Institutional Shares	9,093	56.59	514,601	415,879
Janus Henderson Global Technology Portfolio - Service Shares	8,792	15.03	132,142	121,735
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	361,208	11.24	4,059,978	3,892,314
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	4,466	17.65	78,827	72,393
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,508	11.16	50,315	46,621
LVIP Baron Growth Opportunities Fund - Service Class	740,270	60.14	44,519,856	34,831,747
LVIP Baron Growth Opportunities Fund - Standard Class	3,841	62.16	238,742	176,422
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	63,639	20.92	1,331,527	1,150,265
LVIP BlackRock Global Real Estate Fund - Standard Class	372,250	9.77	3,636,881	3,412,357
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,171,322	10.05	11,769,444	11,843,025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	34,741	37.33	1,296,988	1,068,758
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	47,871	17.15	820,948	658,986
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	4,697	13.64	64,058	59,158
LVIP Delaware Bond Fund - Standard Class	15,234,629	13.70	208,744,884	210,477,162
LVIP Delaware Diversified Floating Rate Fund - Standard Class	48,329	10.00	483,437	489,441
LVIP Delaware Social Awareness Fund - Standard Class	49,588	41.15	2,040,762	1,961,271
LVIP Delaware Special Opportunities Fund - Standard Class	602,066	36.47	21,956,158	22,971,105
LVIP Delaware Wealth Builder Fund - Standard Class	36,269	11.81	428,414	478,023
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	80,832	10.12	818,021	786,465
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	401,790	34.70	13,941,313	13,142,414
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8,867	14.37	127,382	117,616

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	81,635	$16.49	$1,345,760	$1,202,974
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	127,888	10.77	1,376,844	1,352,263
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	64,448	35.45	2,284,344	2,126,052
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	35	11.07	389	387
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	255,613	14.11	3,607,465	3,445,534
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	156,440	14.56	2,277,923	2,056,381
LVIP Global Income Fund - Standard Class	502,965	11.52	5,795,163	5,754,225
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	195,334	14.88	2,905,793	2,715,720
LVIP Government Money Market Fund - Standard Class	18,152,351	10.00	181,523,511	181,523,531
LVIP JPMorgan High Yield Fund - Standard Class	2,929,346	10.56	30,928,038	31,684,700
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	7,711	17.49	134,881	118,799
LVIP MFS International Growth Fund - Standard Class	264,668	19.27	5,098,826	4,200,253
LVIP MFS Value Fund - Standard Class	1,935,195	46.46	89,913,037	72,921,883
LVIP Mondrian International Value Fund - Standard Class	1,345,947	16.96	22,829,957	22,374,500
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	657	10.83	7,112	6,827
LVIP PIMCO Low Duration Bond Fund - Standard Class	30,872	9.90	305,630	308,719
LVIP SSGA Bond Index Fund - Standard Class	2,523,707	11.46	28,921,681	28,553,365
LVIP SSGA Conservative Index Allocation Fund - Standard Class	74,123	13.53	1,003,035	942,825
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	80,396	11.97	962,016	932,365
LVIP SSGA Developed International 150 Fund - Standard Class	532,008	8.15	4,337,996	4,554,954
LVIP SSGA Emerging Markets 100 Fund - Standard Class	103,211	8.58	885,653	942,620
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	3,351	11.54	38,665	37,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	54,090	12.27	663,572	621,440
LVIP SSGA International Index Fund - Standard Class	5,475,268	9.84	53,893,065	49,039,788
LVIP SSGA International Managed Volatility Fund - Standard Class	1,763	9.91	17,467	15,791
LVIP SSGA Large Cap 100 Fund - Standard Class	429,657	13.13	5,640,531	5,842,228
LVIP SSGA Mid-Cap Index Fund - Standard Class	4,125,785	12.00	49,509,421	48,403,486
LVIP SSGA Moderate Index Allocation Fund - Standard Class	457,290	15.34	7,016,658	6,310,575
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	6,892	12.95	89,248	86,403
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	13,883	15.89	220,615	198,496
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	26,538	13.48	357,806	343,042
LVIP SSGA S&P 500 Index Fund - Standard Class	19,177,603	20.99	402,518,717	310,678,198
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5	10.25	47	47
LVIP SSGA Small-Cap Index Fund - Standard Class	1,350,070	31.69	42,786,430	39,037,138
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	332,648	12.75	4,242,590	4,421,472
LVIP T. Rowe Price 2010 Fund - Standard Class	658,515	9.72	6,400,104	7,276,184
LVIP T. Rowe Price 2020 Fund - Standard Class	2,905,011	10.05	29,195,361	32,148,773
LVIP T. Rowe Price 2030 Fund - Standard Class	2,756,677	10.79	29,739,027	31,078,330
LVIP T. Rowe Price 2040 Fund - Standard Class	982,437	10.29	10,109,272	10,442,708
LVIP T. Rowe Price 2050 Fund - Standard Class	329,668	10.84	3,572,939	3,452,547
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,497,632	49.15	73,608,592	56,866,956
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,035,039	29.72	30,758,243	24,892,475
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,344	11.39	106,453	101,864
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	680,385	22.28	15,161,707	11,760,233
LVIP Vanguard International Equity ETF Fund - Standard Class	558,172	11.45	6,392,746	5,735,312
LVIP Wellington Capital Growth Fund - Standard Class	44,715	56.74	2,537,146	2,130,294
LVIP Wellington Mid-Cap Value Fund - Standard Class	48,722	27.58	1,343,514	1,175,571
M Capital Appreciation Fund	12,816	25.05	321,029	347,440
M International Equity Fund	1,181	12.42	14,674	14,599
M Large Cap Growth Fund	868	29.33	25,472	20,421
M Large Cap Value Fund	1,451	12.80	18,572	17,576
MFS® VIT Growth Series - Initial Class	1,403,197	59.40	83,349,902	63,153,339
MFS® VIT Mid Cap Growth Series - Initial Class	665,258	9.96	6,625,967	6,913,852
MFS® VIT New Discovery Series - Initial Class	162,610	20.28	3,297,736	3,600,305
MFS® VIT Research Series - Initial Class	4,772	29.49	140,724	129,262
MFS® VIT Total Return Series - Initial Class	2,521,815	24.90	62,793,183	58,594,226
MFS® VIT Utilities Series - Initial Class	274,305	35.18	9,650,043	8,527,988
MFS® VIT II Core Equity Portfolio - Initial Class	94,346	24.81	2,340,716	2,196,548
MFS® VIT II Technology Portfolio - Initial Class	2,644	21.18	55,997	51,688
MFS® VIT III Mid Cap Value Portfolio - Initial Class	958,484	8.74	8,377,149	7,937,975
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	105,914	29.76	3,151,990	2,826,805

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	80,410	$16.01	$1,287,369	$1,345,797
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,083	26.89	29,113	27,530
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,444,147	6.41	9,256,982	12,997,248
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	2,863	11.35	32,497	31,955
PIMCO VIT Real Return Portfolio - Administrative Class	149,984	12.64	1,895,796	1,841,666
PIMCO VIT Total Return Portfolio - Administrative Class	1,991,739	11.02	21,948,963	21,939,685
T. Rowe Price Equity Income Portfolio	247,921	27.13	6,726,086	6,660,792
Templeton Foreign VIP Fund - Class 2	14,117	13.93	196,644	191,516
Templeton Global Bond VIP Fund - Class 1	756,942	16.69	12,633,369	13,208,756
Templeton Growth VIP Fund - Class 1	105,334	11.15	1,174,472	1,434,232
Templeton Growth VIP Fund - Class 2	1,147	10.90	12,497	12,072
Wells Fargo VT Discovery Fund - Class 2	1,760	32.85	57,831	57,158

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	3,682	(21,855)	(18,173)
AB VPS Growth and Income Portfolio - Class A	3,344	(11,019)	(7,675)
AB VPS International Value Portfolio - Class A	17,204	(26,585)	(9,381)
AB VPS Large Cap Growth Portfolio - Class A	976	(11,072)	(10,096)
AB VPS Small/Mid Cap Value Portfolio - Class A	90,447	(236,546)	(146,099)
American Century VP Income & Growth Fund - Class I	104,841	(18,416)	86,425
American Century VP Inflation Protection Fund - Class II	320,217	(504,897)	(184,680)
American Century VP International Fund - Class I	30,155	(49,801)	(19,646)
American Century VP Mid Cap Value - Class I	23,658	(35,336)	(11,678)
American Funds Bond Fund - Class 2	6,627	(372)	6,255
American Funds Capital Income Builder® - Class 2	9,882	(647)	9,235
American Funds Global Growth Fund - Class 2	208,301	(237,171)	(28,870)
American Funds Global Small Capitalization Fund - Class 2	64,344	(74,440)	(10,096)
American Funds Growth Fund - Class 2	138,567	(339,278)	(200,711)
American Funds Growth-Income Fund - Class 2	102,055	(220,203)	(118,148)
American Funds High-Income Bond Fund - Class 2	189,834	(262,500)	(72,666)
American Funds International Fund - Class 2	1,023,627	(1,160,659)	(137,032)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	389,681	(229,561)	160,120
BlackRock Equity Dividend V.I. Fund - Class I	23,442	(11,242)	12,200
BlackRock Global Allocation V.I. Fund - Class I	296,159	(394,441)	(98,282)
BlackRock High Yield V.I. Fund - Class I	8,296	(109)	8,187
ClearBridge Variable Aggressive Growth Portfolio - Class I	3,994	(8,648)	(4,654)
ClearBridge Variable Mid Cap Portfolio - Class I	11,691	(44,388)	(32,697)
ClearBridge Variable Small Cap Growth Portfolio - Class I	74,232	(89,806)	(15,574)
Delaware VIP® Diversified Income Series - Standard Class	368,124	(1,176,992)	(808,868)
Delaware VIP® Emerging Markets Series - Standard Class	705,468	(892,098)	(186,630)
Delaware VIP® High Yield Series - Standard Class	297,123	(110,490)	186,633
Delaware VIP® International Value Equity Series - Standard Class	40,479	(28,026)	12,453
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,087,364	(409,603)	677,761
Delaware VIP® REIT Series - Standard Class	327,693	(293,875)	33,818
Delaware VIP® Small Cap Value Series - Standard Class	373,920	(511,128)	(137,208)
Delaware VIP® Smid Cap Core Series - Standard Class	127,805	(504,234)	(376,429)
Delaware VIP® U.S. Growth Series - Standard Class	25,107	(47,689)	(22,582)
Delaware VIP® Value Series - Standard Class	411,083	(720,806)	(309,723)
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,555	(31,763)	(22,208)
DWS Equity 500 Index VIP Portfolio - Class A	346,132	(816,658)	(470,526)
DWS Small Cap Index VIP Portfolio - Class A	454,829	(401,704)	53,125
Eaton Vance VT Floating-Rate Income Fund - Initial Class	23,534	(43,595)	(20,061)
Fidelity® VIP Asset Manager Portfolio - Service Class	9,509	(36,369)	(26,860)
Fidelity® VIP Contrafund® Portfolio - Service Class	175,133	(310,005)	(134,872)
Fidelity® VIP Equity-Income Portfolio - Service Class	18,612	(9,965)	8,647
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	506,486	(801,210)	(294,724)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	237,419	(14,647)	222,772
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	427,624	(517,011)	(89,387)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	180,044	(5,876)	174,168
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	243,567	(420,013)	(176,446)
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	27,389	(1,052)	26,337
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	55,716	(88,428)	(32,712)
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,004	(25)	979
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	1,004	(24)	980
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	186,895	(53,398)	133,497
Fidelity® VIP Growth Portfolio - Service Class	270,360	(127,572)	142,788
Fidelity® VIP High Income Portfolio - Service Class	28,888	(28,888)	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,140,592	(447,311)	693,281
Fidelity® VIP Mid Cap Portfolio - Service Class	123,736	(739,426)	(615,690)
Fidelity® VIP Overseas Portfolio - Service Class	32,572	(41,649)	(9,077)
Franklin Income VIP Fund - Class 1	147,537	(102,635)	44,902
Franklin Mutual Shares VIP Fund - Class 1	13,959	(26,664)	(12,705)
Franklin Rising Dividends VIP Fund - Class 1	4,762	(8,579)	(3,817)
Franklin Small Cap Value VIP Fund - Class 2	57,259	(66,796)	(9,537)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,949	(13,759)	(8,810)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	11,203	(6,101)	5,102
Franklin U.S. Government Securities VIP Fund - Class 1	181,244	(95,447)	85,797
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	55	(6,291,533)	(6,291,478)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	16,600	(161,708)	(145,108)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	30,022	(3,473)	26,549
Invesco V.I. Comstock Fund - Series I Shares	2,919	(7,028)	(4,109)
Invesco V.I. Growth and Income Fund - Series I Shares	42,920	(28,580)	14,340
Ivy VIP Asset Strategy Portfolio - Class II	—	(3,086)	(3,086)
Janus Henderson Balanced Portfolio - Institutional Shares	290,112	(160,020)	130,092
Janus Henderson Balanced Portfolio - Service Shares	9,814	(260,379)	(250,565)
Janus Henderson Enterprise Portfolio - Institutional Shares	454,872	(38,539)	416,333
Janus Henderson Enterprise Portfolio - Service Shares	28,319	(15,885)	12,434
Janus Henderson Flexible Bond Portfolio - Institutional Shares	9,909	(11,157)	(1,248)
Janus Henderson Flexible Bond Portfolio - Service Shares	5,297	(18,969)	(13,672)
Janus Henderson Global Research Portfolio - Institutional Shares	16,065	(1,643)	14,422
Janus Henderson Global Technology Portfolio - Service Shares	9,973	(3,406)	6,567
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	39,062	(56,549)	(17,487)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,652	(1,749)	(97)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	414	(104)	310
LVIP Baron Growth Opportunities Fund - Service Class	351,088	(308,372)	42,716
LVIP Baron Growth Opportunities Fund - Standard Class	35	(1,707)	(1,672)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	21,569	(32,535)	(10,966)
LVIP BlackRock Global Real Estate Fund - Standard Class	47,921	(49,359)	(1,438)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	533,479	(317,534)	215,945
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	17,881	(19,394)	(1,513)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,648	(2,161)	3,487
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	4,453	(9,334)	(4,881)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	10,942	(5,050)	5,892
LVIP Delaware Bond Fund - Standard Class	1,932,787	(2,916,870)	(984,083)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	40,461	(71,607)	(31,146)
LVIP Delaware Social Awareness Fund - Standard Class	46,984	(15,949)	31,035
LVIP Delaware Special Opportunities Fund - Standard Class	142,187	(280,860)	(138,673)
LVIP Delaware Wealth Builder Fund - Standard Class	10,263	(21,870)	(11,607)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	11,333	(21,197)	(9,864)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	85,237	(134,280)	(49,043)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8,675	(487)	8,188
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	28,867	(9,858)	19,009
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	36,034	(9,599)	26,435
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	66,584	(74,747)	(8,163)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,061	(1,030)	31
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,111	(8,553)	(5,442)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,771	(26,873)	(16,102)
LVIP Global Income Fund - Standard Class	130,357	(91,722)	38,635

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	31,820	(21,492)	10,328
LVIP Goldman Sachs Income Builder Fund - Standard Class	596	(3,806)	(3,210)
LVIP Government Money Market Fund - Standard Class	20,298,354	(18,955,141)	1,343,213
LVIP JPMorgan High Yield Fund - Standard Class	765,569	(456,544)	309,025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,056	(314)	742
LVIP MFS International Growth Fund - Standard Class	113,360	(318,891)	(205,531)
LVIP MFS Value Fund - Standard Class	672,562	(813,207)	(140,645)
LVIP Mondrian International Value Fund - Standard Class	118,538	(389,003)	(270,465)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,234	(1,389)	(155)
LVIP PIMCO Low Duration Bond Fund - Standard Class	9,559	(125,366)	(115,807)
LVIP SSGA Bond Index Fund - Standard Class	2,045,885	(2,254,604)	(208,719)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	18,012	(85,097)	(67,085)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	12,970	(14,540)	(1,570)
LVIP SSGA Developed International 150 Fund - Standard Class	130,829	(63,771)	67,058
LVIP SSGA Emerging Markets 100 Fund - Standard Class	29,550	(47,585)	(18,035)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	6,289	(2,954)	3,335
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	6,729	(36,336)	(29,607)
LVIP SSGA International Index Fund - Standard Class	2,896,494	(996,596)	1,899,898
LVIP SSGA International Managed Volatility Fund - Standard Class	24	(11,924)	(11,900)
LVIP SSGA Large Cap 100 Fund - Standard Class	72,101	(40,979)	31,122
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,417,850	(1,796,463)	621,387
LVIP SSGA Moderate Index Allocation Fund - Standard Class	120,439	(196,306)	(75,867)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	596	(701)	(105)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,116	(1,571)	2,545
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	6,986	(6,736)	250
LVIP SSGA S&P 500 Index Fund - Standard Class	2,364,088	(3,127,101)	(763,013)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	4	—	4
LVIP SSGA Small-Cap Index Fund - Standard Class	909,897	(1,269,246)	(359,349)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	19,301	(22,710)	(3,409)
LVIP T. Rowe Price 2010 Fund - Standard Class	82,158	(246,919)	(164,761)
LVIP T. Rowe Price 2020 Fund - Standard Class	824,986	(1,420,794)	(595,808)
LVIP T. Rowe Price 2030 Fund - Standard Class	898,233	(1,256,745)	(358,512)
LVIP T. Rowe Price 2040 Fund - Standard Class	184,405	(528,409)	(344,004)
LVIP T. Rowe Price 2050 Fund - Standard Class	84,305	(129,765)	(45,460)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	582,019	(436,654)	145,365
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	241,278	(358,632)	(117,354)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,516	(1,273)	8,243
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	206,937	(195,783)	11,154
LVIP Vanguard International Equity ETF Fund - Standard Class	146,983	(194,651)	(47,668)
LVIP Wellington Capital Growth Fund - Standard Class	39,831	(298,579)	(258,748)
LVIP Wellington Mid-Cap Value Fund - Standard Class	26,514	(59,393)	(32,879)
M Capital Appreciation Fund	1,604	(3,498)	(1,894)
M International Equity Fund	170	(20)	150
M Large Cap Growth Fund	65	(10)	55
M Large Cap Value Fund	101	(13)	88
MFS® VIT Growth Series - Initial Class	546,464	(887,882)	(341,418)
MFS® VIT Mid Cap Growth Series - Initial Class	524,592	(18,494)	506,098
MFS® VIT New Discovery Series - Initial Class	179,460	(10,294)	169,166
MFS® VIT Research Series - Initial Class	5,624	(446)	5,178
MFS® VIT Total Return Series - Initial Class	560,604	(528,334)	32,270
MFS® VIT Utilities Series - Initial Class	93,636	(98,759)	(5,123)
MFS® VIT II Core Equity Portfolio - Initial Class	32,584	(35,130)	(2,546)
MFS® VIT II Technology Portfolio - Initial Class	4,212	(42)	4,170
MFS® VIT III Mid Cap Value Portfolio - Initial Class	452,198	(107,703)	344,495
Neuberger Berman AMT Large Cap Value Portfolio - I Class	449	(8,926)	(8,477)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	84,965	(60,972)	23,993
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,526	(17,854)	(11,328)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,197	(1,465)	2,732
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	262,063	(234,903)	27,160
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	3,294	(26)	3,268
PIMCO VIT Real Return Portfolio - Administrative Class	119,284	(45,982)	73,302
PIMCO VIT Total Return Portfolio - Administrative Class	1,752,216	(211,487)	1,540,729
T. Rowe Price Equity Income Portfolio	66,055	(344,997)	(278,942)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Foreign VIP Fund - Class 2	11,779	(53,238)	(41,459)
Templeton Global Bond VIP Fund - Class 1	167,684	(120,170)	47,514
Templeton Growth VIP Fund - Class 1	2,131	(3,634)	(1,503)
Templeton Growth VIP Fund - Class 2	583	(641)	(58)
Wells Fargo VT Discovery Fund - Class 2	5,719	(15,553)	(9,834)

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	2,558	(10,429)	(7,871)
AB VPS Growth and Income Portfolio - Class A	2,005	(34,163)	(32,158)
AB VPS International Value Portfolio - Class A	164,704	(24,116)	140,588
AB VPS Large Cap Growth Portfolio - Class A	1,925	(19,113)	(17,188)
AB VPS Small/Mid Cap Value Portfolio - Class A	72,527	(145,254)	(72,727)
American Century VP Income & Growth Fund - Class I	15,014	(36,184)	(21,170)
American Century VP Inflation Protection Fund - Class II	404,551	(450,246)	(45,695)
American Century VP International Fund - Class I	8,849	(28,052)	(19,203)
American Century VP Mid Cap Value - Class I	31,829	(4,176)	27,653
American Funds Bond Fund - Class 2	229,223	(228,799)	424
American Funds Capital Income Builder® - Class 2	1,695	(6,983)	(5,288)
American Funds Global Growth Fund - Class 2	227,615	(203,517)	24,098
American Funds Global Small Capitalization Fund - Class 2	43,643	(85,475)	(41,832)
American Funds Growth Fund - Class 2	274,725	(488,189)	(213,464)
American Funds Growth-Income Fund - Class 2	139,773	(118,531)	21,242
American Funds High-Income Bond Fund - Class 2	166,228	(172,120)	(5,892)
American Funds International Fund - Class 2	696,969	(805,111)	(108,142)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	263,933	(225,834)	38,099
BlackRock Equity Dividend V.I. Fund - Class I	8,768	(14,411)	(5,643)
BlackRock Global Allocation V.I. Fund - Class I	131,324	(177,583)	(46,259)
BlackRock High Yield V.I. Fund - Class I	3,201	(3,201)	—
ClearBridge Variable Aggressive Growth Portfolio - Class I	15,523	(8,657)	6,866
ClearBridge Variable Mid Cap Portfolio - Class I	28,892	(9,914)	18,978
ClearBridge Variable Small Cap Growth Portfolio - Class I	60,281	(65,574)	(5,293)
Delaware VIP® Diversified Income Series - Standard Class	236,583	(433,874)	(197,291)
Delaware VIP® Emerging Markets Series - Standard Class	287,143	(602,948)	(315,805)
Delaware VIP® High Yield Series - Standard Class	27,692	(183,132)	(155,440)
Delaware VIP® International Value Equity Series - Standard Class	11,011	(8,300)	2,711
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	742,812	(341,920)	400,892
Delaware VIP® REIT Series - Standard Class	190,768	(571,573)	(380,805)
Delaware VIP® Small Cap Value Series - Standard Class	366,702	(306,234)	60,468
Delaware VIP® Smid Cap Core Series - Standard Class	116,792	(288,559)	(171,767)
Delaware VIP® U.S. Growth Series - Standard Class	52,820	(90,849)	(38,029)
Delaware VIP® Value Series - Standard Class	240,259	(572,682)	(332,423)
DWS Alternative Asset Allocation VIP Portfolio - Class A	8,813	(23,017)	(14,204)
DWS Equity 500 Index VIP Portfolio - Class A	197,017	(948,591)	(751,574)
DWS Small Cap Index VIP Portfolio - Class A	76,455	(423,745)	(347,290)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	50,626	(10,684)	39,942
Fidelity® VIP Asset Manager Portfolio - Service Class	656	(1,158)	(502)
Fidelity® VIP Contrafund® Portfolio - Service Class	89,859	(301,546)	(211,687)
Fidelity® VIP Equity-Income Portfolio - Service Class	59	(20,010)	(19,951)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	720,162	(297,955)	422,207
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	14,745	(5,812)	8,933
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	484,353	(237,120)	247,233
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	12,514	(3,737)	8,777
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	269,007	(181,040)	87,967
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	3,595	(3,430)	165
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	84,613	(52,387)	32,226
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	80,470	(125,197)	(44,727)
Fidelity® VIP Growth Portfolio - Service Class	87,619	(72,913)	14,706
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	280,520	(271,282)	9,238
Fidelity® VIP Mid Cap Portfolio - Service Class	124,639	(348,738)	(224,099)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Overseas Portfolio - Service Class	26,759	(44,523)	(17,764)
Franklin Income VIP Fund - Class 1	277,597	(631,855)	(354,258)
Franklin Mutual Shares VIP Fund - Class 1	15,960	(67,298)	(51,338)
Franklin Rising Dividends VIP Fund - Class 1	8,504	(22,892)	(14,388)
Franklin Small Cap Value VIP Fund - Class 2	13,513	(29,134)	(15,621)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,497	(2,402)	2,095
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(515)	(515)
Franklin U.S. Government Securities VIP Fund - Class 1	57,876	(120,883)	(63,007)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	648	(18,615)	(17,967)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	20,849	(64,423)	(43,574)
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	3,198	(5,681)	(2,483)
Invesco V.I. Comstock Fund - Series I Shares	49,017	(1,733)	47,284
Invesco V.I. Growth and Income Fund - Series I Shares	28,855	(52,817)	(23,962)
Ivy VIP Asset Strategy Portfolio - Class II	3,127	(41)	3,086
Janus Henderson Balanced Portfolio - Institutional Shares	205,746	(9,612)	196,134
Janus Henderson Balanced Portfolio - Service Shares	169,531	(13,516)	156,015
Janus Henderson Enterprise Portfolio - Institutional Shares	8,491	(48,538)	(40,047)
Janus Henderson Enterprise Portfolio - Service Shares	30	(24,070)	(24,040)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	675	(7,096)	(6,421)
Janus Henderson Flexible Bond Portfolio - Service Shares	2,917	(15,495)	(12,578)
Janus Henderson Global Research Portfolio - Institutional Shares	3,219	(8,280)	(5,061)
Janus Henderson Global Research Portfolio - Service Shares	409	(15,439)	(15,030)
Janus Henderson Global Technology Portfolio - Service Shares	—	(1,903)	(1,903)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	207,692	(57,736)	149,956
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	652	(1,030)	(378)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	128	(815)	(687)
LVIP Baron Growth Opportunities Fund - Service Class	280,458	(416,125)	(135,667)
LVIP Baron Growth Opportunities Fund - Standard Class	88	(7,642)	(7,554)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	5,883	(32,018)	(26,135)
LVIP BlackRock Global Real Estate Fund - Standard Class	34,951	(122,522)	(87,571)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	196,660	(409,920)	(213,260)
LVIP BlackRock Multi-Asset Income Fund - Standard Class	3,231	(95,501)	(92,270)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,518	(20,052)	(16,534)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,442	(51,521)	(40,079)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	6,485	(2,200)	4,285
LVIP Delaware Bond Fund - Standard Class	2,190,833	(1,835,941)	354,892
LVIP Delaware Diversified Floating Rate Fund - Standard Class	32,934	(63,013)	(30,079)
LVIP Delaware Social Awareness Fund - Standard Class	11,604	(47,878)	(36,274)
LVIP Delaware Special Opportunities Fund - Standard Class	226,709	(223,795)	2,914
LVIP Delaware Wealth Builder Fund - Standard Class	139	(3,799)	(3,660)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	9,861	(21,791)	(11,930)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	66,664	(86,915)	(20,251)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	14	(14)	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	38,553	(117,710)	(79,157)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	25,844	(13,032)	12,812
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	40,701	(68,064)	(27,363)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	(153)	(153)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	20,643	(160,776)	(140,133)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	20,717	(62,708)	(41,991)
LVIP Global Income Fund - Standard Class	87,243	(178,981)	(91,738)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	24,790	(81,643)	(56,853)
LVIP Goldman Sachs Income Builder Fund - Standard Class	857	(215)	642
LVIP Government Money Market Fund - Standard Class	13,657,488	(11,446,322)	2,211,166
LVIP JPMorgan High Yield Fund - Standard Class	334,435	(464,786)	(130,351)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,227	(3,742)	(2,515)
LVIP MFS International Growth Fund - Standard Class	92,577	(202,183)	(109,606)
LVIP MFS Value Fund - Standard Class	535,187	(426,293)	108,894
LVIP Mondrian International Value Fund - Standard Class	148,423	(512,545)	(364,122)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,317	(1,650)	(333)
LVIP PIMCO Low Duration Bond Fund - Standard Class	96,363	(6,261)	90,102
LVIP SSGA Bond Index Fund - Standard Class	351,151	(787,411)	(436,260)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	63,335	(33,870)	29,465

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	32,295	(5,432)	26,863
LVIP SSGA Developed International 150 Fund - Standard Class	130,047	(90,241)	39,806
LVIP SSGA Emerging Markets 100 Fund - Standard Class	41,704	(93,068)	(51,364)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	8,115	(23,588)	(15,473)
LVIP SSGA International Index Fund - Standard Class	653,472	(390,465)	263,007
LVIP SSGA International Managed Volatility Fund - Standard Class	2,541	(5,477)	(2,936)
LVIP SSGA Large Cap 100 Fund - Standard Class	50,803	(67,464)	(16,661)
LVIP SSGA Mid-Cap Index Fund - Standard Class	683,263	(899,216)	(215,953)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	96,558	(148,042)	(51,484)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	412	(7,082)	(6,670)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	9,341	(43,635)	(34,294)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	9,427	(93,888)	(84,461)
LVIP SSGA S&P 500 Index Fund - Standard Class	1,521,345	(1,606,478)	(85,133)
LVIP SSGA Small-Cap Index Fund - Standard Class	444,231	(415,270)	28,961
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	19,913	(76,282)	(56,369)
LVIP T. Rowe Price 2010 Fund - Standard Class	113,843	(151,589)	(37,746)
LVIP T. Rowe Price 2020 Fund - Standard Class	618,089	(473,848)	144,241
LVIP T. Rowe Price 2030 Fund - Standard Class	441,791	(276,572)	165,219
LVIP T. Rowe Price 2040 Fund - Standard Class	190,643	(99,615)	91,028
LVIP T. Rowe Price 2050 Fund - Standard Class	90,891	(67,292)	23,599
LVIP T. Rowe Price Growth Stock Fund - Standard Class	411,581	(529,086)	(117,505)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	207,231	(269,858)	(62,627)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	117,946	(86,463)	31,483
LVIP Vanguard International Equity ETF Fund - Standard Class	79,288	(77,013)	2,275
LVIP Wellington Capital Growth Fund - Standard Class	64,617	(18,692)	45,925
LVIP Wellington Mid-Cap Value Fund - Standard Class	26,948	(51,688)	(24,740)
M Capital Appreciation Fund	2,806	(7,014)	(4,208)
M International Equity Fund	293	(21,581)	(21,288)
M Large Cap Growth Fund	62	(7)	55
M Large Cap Value Fund	88	(9)	79
MFS® VIT Growth Series - Initial Class	617,483	(591,578)	25,905
MFS® VIT Mid Cap Growth Series - Initial Class	2,060	(2,060)	—
MFS® VIT New Discovery Series - Initial Class	5,913	(221)	5,692
MFS® VIT Research Series - Initial Class	850	(475)	375
MFS® VIT Total Return Series - Initial Class	625,138	(347,950)	277,188
MFS® VIT Utilities Series - Initial Class	33,466	(292,923)	(259,457)
MFS® VIT II Core Equity Portfolio - Initial Class	3,353	(5,844)	(2,491)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	197,932	(143,983)	53,949
Neuberger Berman AMT Large Cap Value Portfolio - I Class	840	(330)	510
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,812	(20,205)	(15,393)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	7,041	(21,379)	(14,338)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	135,777	(162,679)	(26,902)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	1,073	(1,073)	—
PIMCO VIT Real Return Portfolio - Administrative Class	56,460	(49,120)	7,340
PIMCO VIT Total Return Portfolio - Administrative Class	209,132	(59,915)	149,217
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(621)	(621)
T. Rowe Price Equity Income Portfolio	93,255	(66,821)	26,434
Templeton Foreign VIP Fund - Class 2	30,585	(27,350)	3,235
Templeton Global Bond VIP Fund - Class 1	181,258	(306,012)	(124,754)
Templeton Growth VIP Fund - Class 1	1,151	(1,744)	(593)
Templeton Growth VIP Fund - Class 2	68	(142)	(74)
Wells Fargo VT Discovery Fund - Class 2	11,288	(4,555)	6,733

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

7. Subsequent Events (continued)

business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania

April 8, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS International Value Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Income & Growth Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Inflation Protection Fund - Class II	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP International Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Mid Cap Value - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Capital Income Builder® - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds High-Income Bond Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2019	For the period from May 6, 2019 through December 31, 2019	For the period from May 6, 2019 through December 31, 2019
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® International Value Equity Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® REIT Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Value Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from February 22, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Service Class As of December 31, 2019	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from April 5, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2019	For the period from August 28, 2019 through December 31, 2019	For the period from August 28, 2019 through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2019	For the period from August 28, 2019 through December 31, 2019	For the period from August 28, 2019 through December 31, 2019
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP High Income Portfolio - Service Class	Available fund with no money invested at December 31, 2019	For the period from December 2, 2019 through December 31, 2019	For the period from December 2, 2019 through December 31, 2019
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Income VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	Available fund with no money invested at December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Ivy VIP Asset Strategy Portfolio - Class II	Available fund with no money invested at December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from June 15, 2018 (commencement of operations) through December 31, 2018
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Service Shares	Available fund with no money invested at December 31, 2019	Available fund with no activity in the Statements of Operations at December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Multi-Asset Income Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2018	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2018	For the year ended December 31, 2018 (the fund ceased to be available as an investment option to Variable Account contract owners during 2018)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the period from May 24, 2019 through December 31, 2019	For the period from May 24, 2019 through December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2019	For the period from August 26, 2019 through December 31, 2019	For the period from August 26, 2019 through December 31, 2019
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	As of December 31, 2019	For the period from March 22, 2019 through December 31, 2019	For the period from March 22, 2019 through December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Goldman Sachs Income Builder Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
LVIP Government Money Market Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2019	For the period from April 29, 2019 through December 31, 2019	For the period from April 29, 2019 through December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2019	N/A - no activity for the year ended December 31, 2019	For the period from December 30, 2019 through December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the period from February 13, 2019 through December 31, 2019	For the period from February 13, 2019 through December 31, 2019
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M Capital Appreciation Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M International Equity Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M Large Cap Growth Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M Large Cap Value Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Growth Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2019	For the period from February 21, 2019 through December 31, 2019	For the period from February 21, 2019 through December 31, 2019
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Research Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Total Return Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT II Technology Portfolio - Initial Class	As of December 31, 2019	For the period from June 6, 2019 through December 31, 2019	For the period from June 6, 2019 through December 31, 2019
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2019	For the period from April 30, 2019 through December 31, 2019	For the period from April 30, 2019 through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	As of December 31, 2019	For the period from April 5, 2019 through December 31, 2019	For the period from April 5, 2019 through December 31, 2019
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Putnam VT Multi-Asset Absolute Return Fund - Class IA	Available fund with no money invested at December 31, 2019	Available fund with no activity in the Statements of Operations at December 31, 2019	For each of the two years in the period ended December 31, 2019
T. Rowe Price Equity Income Portfolio	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Growth VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Growth VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Wells Fargo VT Discovery Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 25, 1996.
(b)	Commission Schedule for Variable Life Policies incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(a)	Amendment Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among the Lincoln National Life Insurance company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(d)	(1)	Policy Form LN939 incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(2)	Load Amortization Rider—LR853 incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(3)	Term Insurance Rider—LR526 incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(4)	Enhanced Surrender Value Rider—LR529 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(5)	Adjustable Benefit Enhancement Rider—LR790 incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(6)	Alternative Policy Loan Rider—LR791 incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793 incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(8)	Customized Benefit Enhancement Rider—LR797 incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 18, 2012.
(9)	Earnings Stabilization Rider—LR798 incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(e)	(1)	Application Part I—B58 (LCV5) incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(2)	Application Part I—B65 (LCCVUL) incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(3)	Application Part II (Corporate/Individual Owner)—B59 (LCV5) incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(4)	Application Part II (Corporate/Individual Owner)— B66 (LCCVUL) incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

(5)	Consent Form B10457 (LCV5) incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(6)	Consent Form B10458 (LCV5) incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(7)	Consent Form B10493 (LCCVUL) incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(8)	Consent Form B10494 (LCCVUL) incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-04999) filed on September 25, 1996.
(2)	Bylaws of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(g)	Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(2)	AllianceBernstein Variable Products Series Fund, Inc. incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(4)	American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(a)	Amendment No. 15 filed herewith.
(5)	BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(a)	Amendment dated August 31, 2018 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(6)	Delaware VIP Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(7)	Deutsche DWS Investments VIT Funds incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(8)	Deutsche DWS Variable Series II incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(9)	Eaton Vance Variable Trust incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(10)	Fidelity Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(11)	Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(12)	Goldman Sachs Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(13)	Ivy Variable Insurance Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(a)	Amendment incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-6 (File No. 333-125790) filed on April 3, 2017.
(14)	Janus Aspen Series incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(15)	JPMorgan Insurance Trust incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(16)	Legg Mason Partners Variable Equity Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(17)	Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(18)	M Fund, Inc. incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(19)	MFS Variable Insurance Trust I, II, III incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(a)	Amendment dated August 1, 2016 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(20)	Neuberger Berman Advisers Management Trust filed herewith.
(21)	Northern Lights Variable Trust incorporated by reference to Registration Statement on Form N-6 (File No. 333-232013) filed on June 7, 2019.
(a)	Amendment No. 1 filed herewith.
(22)	Oppenheimer Variable Account Funds incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(23)	PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(24)	Putnam Variable Trust incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(a)	Amendment No. 7 incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(25)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996. (Fund Participation Agreement)
(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-05827) filed on April 3, 2003. (Amendment)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(d)	Amendment dated March 24, 2014 incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(26)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 15, 2011. (Amendment dated July 16, 2010)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
(i)	(1)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j)	Not applicable.
(k)	Opinion and Consent of Scott C. Durocher, Esquire (Filed Herewith)

(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (Filed Herewith)
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President, Director and Chairman
Leon E. Roday**	Executive Vice President, General Counsel and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Christopher A. Giovanni**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 63 on Form N-4 (File No. 033-26032) filed on September 6, 2019.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Claire H. Hanna*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused these Post-Effective Amendments to the Registration Statements listed below on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 7th day of April, 2020 at 10:50 am.

Lincoln Life Flexible Premium Variable Life Account S (File No.: 811-09241; CIK: 0001080299)

333-125790 (Amendment No: 38)	333-230052 (Amendment No: 2)

LLANY Separate Account S for Flexible Premium Variable Life Insurance

(File No.: 811-09257; CIK: 0001081039)

333-141769 (Amendment No: 25)

Lincoln Life Flexible Premium Variable Life Account S

LLANY Separate Account S for Flexible Premium Variable Life Insurance

(Registrant)

By	/s/Douglas K. Noble
Douglas K. Noble
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/Douglas K. Noble
Douglas K. Noble
Vice President

Pursuant to the requirements of the Securities Act of 1933, these Post-Effective Amendments to the Registration Statements listed above on Form N-6 have been signed below on April 7, 2020 at 12:35 pm, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Leon E. Roday*	Executive Vice President, Chief Counsel and Director
Leon E. Roday

	/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES

VULdb-II ES

VUL-I / VULcv

VULcv-II / VULcvII ES / VUL Flex

VULcv-III ES

MoneyGuard VUL

VULone ES / VULone 2005 ES

Momentum VULone / Momentum VULone 2005

VULcv-IV ES

VULdb-IV ES

Momentum VULone 2007

VULone 2007

AssetEdge VUL

AssetEdge VUL2015/AssetEdge Exec VUL 2015

VULone2012

VULone2014

InReach VULone2014

VULone2019

AssetEdge VUL2019/AssetEdge Exec VUL 2019

AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013 SVULone2016 SVULone2019

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III

American Legacy VULdb-II

American Legacy SVUL-II

American Legacy SVUL-III

American Legacy VULcv-IV

American Legacy VULdb-IV

American Legacy SVUL-IV/PreservationEdge SVUL

American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II

American Legacy III

American Legacy III B Class

American Legacy III C Share

American Legacy III Plus

American Legacy III View

American Legacy Design

American Legacy Signature

American Legacy Fusion

American Legacy Series

American Legacy Advisory

American Legacy Target Date Income B Share

American Legacy Target Date Income Advisory

Shareholder’s Advantage

Shareholder’s Advantage A Class

Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity

Secured Retirement Income Version 1

Secured Retirement Income Version 2

Secured Retirement Income Version 3

Secured Retirement Income Version 4

Retirement Income Rollover Version 1

Retirement Income Rollover Version 2

Retirement Income Rollover Version 3

Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)

ChoicePlus Assurance (A Share)

ChoicePlus Assurance (A Class)

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (B Class)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (L Share)

ChoicePlus Assurance (Bonus)

Choice Plus

Choice Plus II

ChoicePlus Access

ChoicePlus II Access

ChoicePlus Bonus

ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (811-08517) Continued

ChoicePlus II Advance

ChoicePlus Design

ChoicePlus Signature

ChoicePlus Rollover

ChoicePlus Fusion

ChoicePlus Series

ChoicePlus Prime

ChoicePlus Advisory

ChoicePlus Select B-Share

InvestmentSolutions

InvestmentSolutions RIA

Lincoln Investor Advantage

Lincoln Invester Advantage 2018

Lincoln Investor Advantage Fee-Based

Lincoln Investor Advantage RIA

Lincoln Investor Advantage Advisory

Lincoln Investor Advantage RIA Class

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B-Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing (File No. 333-231487)

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/Ellen G. Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/Christine A. Janofsky	Senior Vice President and Controller
Christine A. Janofsky

/s/Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

/s/Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller,  Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/Kimberly A. Genovese	/s/Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donald E. Keller	/s/Michelle Grindle
Donald E. Keller	Michelle Grindle

/s/Jeffrey L. Smith	/s/John D. Weber
Jeffrey L. Smith	John D. Weber

/s/Jassmin McIver-Jones	/s/Caroly Augur
Jassmin McIver-Jones	Carolyn Augur

Version dated: February 2020